UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

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CHEVRON CORPORATION
(Name of Registrant as Specified In Its Charter)
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the human energy company®

Chevron

2024 proxy statement

Our strategy, and the goals and metrics set to achieve it, are directly tied to creating long-term stockholder value.

Chevron’s strategy Chevron’s strategy is to leverage our strengths to safely deliver lower carbon energy to a growing world.

Our objective is to safely deliver higher returns, lower carbon, and superior stockholder value in any business environment. We are building on our capabilities, assets, and customer relationships as we aim to lead in lower carbon intensity oil, products, and natural gas, as well as advance new products and solutions that reduce the carbon emissions of major industries. We aim to grow our oil and gas business, lower the carbon intensity of our operations, and grow lower carbon businesses in renewable fuels, carbon capture and offsets, hydrogen, and other emerging technologies.

why this strategy

We believe affordable, reliable and ever-cleaner energy is essential to enabling human progress. As the planet’s population climbs toward 10 billion by 2050, the need for energy, and all that it enables, continues to grow. Global energy demand is projected to rise by more than 15% in the coming decades.

As the world works toward the goals of the Paris Agreement, many energy solutions will be required. Under a wide range of scenarios, we believe the journey to a lower carbon future will still require oil and natural gas, particularly where there are currently no effective substitutes. We believe the world’s continued demand for oil, natural gas, and other energy products should be supplied by the most responsible producers.

what we’re doing

We intend to be a leader by delivering lower carbon energy to meet demand today and helping to develop new solutions for tomorrow. We’re doing this by:

•  Investing efficiently in high-return projects;

•  Lowering the carbon intensity of our operations through energy efficiency, methane management, flaring reduction, and other means;

•  Helping to reduce the carbon emissions of major industries by advancing new products and solutions, including renewable fuels, carbon capture and offsets, hydrogen, and other emerging technologies; and

•  Supporting innovation and transformational technology to scale lower carbon solutions.

We’re holding ourselves accountable to achieve progress and deliver value, consistent with our vision to be the global energy company most admired for its people, partnership, and performance.

2024 notice of the

Chevron Corporation

annual meeting of stockholders

date and time	online	record date
Wednesday, May 29, 2024 at 8:00 a.m. PDT	by live audio webcast (www.virtualshareholdermeeting.com/CVX2024)	Monday, April 1, 2024

how to vote and attend the annual meeting

internet

Before the meeting:

www.proxyvote.com

During the meeting (until polls close):

www.virtualshareholdermeeting.com/CVX2024

telephone

1-800-690-6903 (closes 11:59 p.m. EDT on May 28, 2024)

mail

Mark, sign, and date your proxy card and return it in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

admission

Stockholders of record owning Chevron common stock at the close of business on Monday, April 1, 2024, are entitled to participate in and vote at the Annual Meeting of Stockholders (“Annual Meeting”). To participate in the Annual Meeting, including to vote and ask questions, stockholders should go to the meeting website at www.virtualshareholdermeeting.com/CVX2024, enter the 16-digit control number found on your proxy card, voting instruction form, or Notice Regarding the Availability of Proxy Materials, and follow the instructions on the website. If your voting instruction form or Notice Regarding the Availability of Proxy Materials does not indicate that you may vote those shares through the www.proxyvote.com website and it does not include a 16-digit control number, you should contact your bank, broker, or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote at the Annual Meeting. The Annual Meeting will be opened for access beginning at 7:45 a.m. PDT on May 29, 2024.

Please refer to pages 124 and 125 of this Proxy Statement for information about attending the Annual Meeting.

agenda

•	Elect 12 Directors named in this Proxy Statement;

•	Vote on a Board proposal to ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for 2024;

•	Vote on a Board proposal to approve, on an advisory basis, Named Executive Officer (“NEO”) compensation;

•	Vote on four stockholder proposals, each if properly presented at the meeting; and

•	Transact any other business that is properly presented at the meeting by or at the direction of the Board.

distribution of proxy materials

On Wednesday, April 10, 2024, we will commence distributing to our stockholders (1) a copy of this Proxy Statement, a proxy card or voting instruction form, and our Annual Report (the “Proxy Materials”), (2) a Notice Regarding the Availability of Proxy Materials, with instructions to access the Proxy Materials and vote on the internet, or (3) for stockholders who receive materials electronically, an email with instructions to access the Proxy Materials and vote on the internet.

voting

Stockholders owning Chevron common stock at the close of business on Monday, April 1, 2024, or their legal proxy holders, are entitled to vote at the Annual Meeting. Please refer to pages 120 and 121 of this Proxy Statement for information about voting at the Annual Meeting.

questions

We welcome questions from stockholders. We will have a question and answer session at the Annual Meeting where we will take questions submitted through the www.proxyvote.com website prior to the Annual Meeting date and at www.virtualshareholdermeeting.com/CVX2024 during the Annual Meeting.

By Order of the Board of Directors,

Mary A. Francis

Corporate Secretary and Chief Governance Officer

dear stockholder,

April 10, 2024

We recognize the vital role you play in the success of our Company, and we’re committed to delivering results the right way.

This commitment informs our purpose: to provide the affordable, reliable, ever-cleaner energy that is essential to enabling human progress. We fulfill that purpose by executing our strategy: leveraging our strengths to safely deliver lower carbon energy to a growing world. In 2023, this strategy enabled us to grow production, reduce the carbon intensity of our operations, and reward stockholders.

We produced 3.1 million barrels of oil-equivalent per day in 2023 – the highest in our history. We also added approximately 980 million barrels of net oil-equivalent proved reserves, equating to approximately 86% of net oil-equivalent production for the year.

While delivering more production, we are also implementing projects to reduce our carbon intensity. For instance, last year we partnered on a solar power project to provide renewable energy for our Permian Basin operations. We developed plans to install new technologies on Chevron’s liquefied natural gas vessels to reduce their carbon intensity. And we are producing lower carbon intensity fuels at facilities such as our El Segundo refinery, which can now process either 100% renewable or traditional feedstocks.

Our financial priorities remain consistent: we reward stockholders with predictable dividend growth, invest for long-term returns, maintain a strong balance sheet to mitigate commodity price risk, and buy back shares through the cycle.

In 2023, we returned a record $26.3 billion to stockholders through dividends and share repurchases and marked 36 consecutive years of higher annual dividend payout per share. We also maintained our financial strength with a debt ratio of 11.5% and a net debt ratio of 7.3%1 and eliminated more than $4 billion of debt.

We’re proud of our 145-year track record of leadership and our ongoing role in producing the energy the world needs today, building the lower carbon energy system of tomorrow, and consistently delivering for our stockholders.

Sincerely,

Michael K. Wirth

Chairman and CEO

1

Definition and calculation of debt ratio is included on page 50 of Chevron’s Annual Report on Form 10-K for the year ended December 31, 2023. Net debt ratio is a non-GAAP financial measure. See Appendix A for a reconciliation to generally accepted accounting principles in the United States.

Chevron Corporation 2024 Proxy Statement

dear stockholder,

April 10, 2024

You are represented by an accomplished and diverse Board of Directors with experience in global business, finance, technology, public policy, environmental matters, and the energy industry. Beyond this experience, we bring a commitment to maintaining integrity, transparency, and accountability – all while delivering superior returns.

One of the Board’s key roles is to appoint and evaluate the CEO and other senior executives and to ensure that they are aligned on the Company’s vision, mission, and values. To provide business continuity, the Board works with management to regularly review the talent pipeline, identify, and develop succession candidates, and build succession plans for key positions. I personally lead the Board’s review of all senior management positions.

Chevron’s recent acquisitions, including PDC Energy, demonstrate management’s commitment to long-term value, strengthening Chevron’s objective to safely deliver higher returns and lower carbon. These acquisitions were evaluated and approved by the Board and are expected to increase the Company’s production, reserves, and cash flow, diversifying its portfolio and reducing exposure to market volatility and geopolitical risks.

The Board also oversees Chevron’s performance and management of various sustainability matters. Our oversight is informed by feedback and engagements with stakeholders, including stockholders.

Chevron demonstrates its consistent, transparent reporting practices through the publication of detailed reports on various aspects of its sustainability-related performance. In 2023, Chevron published its Approach to Tax and Transparency report, which provides insight into the Company’s tax matters, including its key principles, robust governance framework, and stakeholder engagement. In addition, Chevron’s 2023 Climate Change Resilience Report details the actions the Company is taking to help advance a lower carbon future, including through its governance, risk management, strategy, portfolio, performance, and metrics. The Company engages with stakeholders to gain insights on our reporting. In 2023, I enjoyed the opportunity to participate and hear from investors in both the spring and the fall.

These actions are all designed to help us deliver superior stockholder value. In keeping with that goal, in January your Board approved an 8% dividend increase, and we continue to support a robust share repurchase plan.

On behalf of your Board of Directors, I thank you for the trust and confidence you place in us.

Sincerely,

Wanda M. Austin

Lead Director

Chevron Corporation 2024 Proxy Statement

cautionary statements relevant to forward-looking information for the purpose of “safe harbor” provisions of the private securities litigation reform act of 1995 and other important legal disclaimers

The statements and images in this Proxy Statement, including without limitation those relating to the action areas of Chevron’s operations and lower carbon strategy in the “Board Oversight of Strategy – Higher Returns, Lower Carbon” section, are forward-looking statements based on management’s current expectations, estimates and projections and, accordingly, involve risks and uncertainties that could cause actual outcomes and results to differ materially from those expressed or forecasted herein. Words or phrases such as “anticipates,” “expects,” “intends,” “plans,” “targets,” “advances,” “commits,” “drives,” “aims,” “forecasts,” “projects,” “believes,” “approaches,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” “progress,” “may,” “can,” “could,” “should,” “will,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on track,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” “potential,” “ambitions,” “aspires,” and similar expressions, and variations or negatives of these words, are intended to identify such forward-looking statements, but not all forward-looking statements include such words. These statements are not guarantees of future performance and are subject to numerous risks, uncertainties, and other factors, many of which are beyond the Company’s control and are difficult to predict. Factors that may cause actual outcomes and results to differ materially from those contemplated by the statements in this Proxy Statement can be found in our most recent Annual Report on Form 10-K and in subsequent filings with the U.S. Securities and Exchange Commission under the headings “Risk Factors” and “Cautionary Statements Relevant to Forward-Looking Information for the Purpose of ‘Safe Harbor’ Provisions of the Private Securities Litigation Reform Act of 1995.” The reader should not place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement. Unless legally required, Chevron undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. Standards of measurement and performance made in reference to our environmental, social, governance, and other sustainability plans and goals may be based on protocols, processes, and assumptions that continue to evolve and are subject to change in the future, including due to the impact of future regulation. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

proxy statement

Your Board of Directors is providing you with these Proxy Materials in connection with its solicitation of proxies to be voted at Chevron Corporation’s 2024 Annual Meeting of Stockholders to be held by live audio webcast (www.virtualshareholdermeeting.com/CVX2024) in lieu of an in-person meeting on Wednesday, May 29, 2024, at 8:00 a.m. PDT and at any postponement or adjournment of the Annual Meeting. Your Board believes this meeting format will enhance and facilitate attendance by providing convenient access for all of our stockholders. We have planned and designed the meeting to encourage stockholder participation, protect stockholder rights, and promote transparency.

Following are the items of business to be considered at the Annual Meeting. We are not aware of any other matters expected to be presented for a vote at the Annual Meeting. If any other matter is properly brought before the Annual Meeting by or at the direction of the Board, the proxy holders identified in the “Voting and Additional Information–Appointment of Proxy Holders” section of this Proxy Statement intend to vote the proxies in accordance with their best judgment. When conducting the Annual Meeting, the Chair or the Chair’s designee may refuse to allow a vote on any matter not made in compliance with our By-Laws and the procedures described in the “Voting and Additional Information–Submission of Stockholder Proposals for 2024 Annual Meeting” section of the 2023 Proxy Statement.

If you are a street name stockholder (i.e., you own your shares through a bank, broker, or other holder of record), your bank, broker, or other holder of record is not permitted to vote on certain proposals and may not vote on any of the proposals unless you provide voting instructions. Voting your shares will help to ensure that your interests are represented at the meeting. If you do not provide voting instructions and the broker elects to vote your shares on some but not all matters, it will result in a “broker nonvote” for the matters on which the broker does not vote. If you have shares in an employee stock or retirement benefit plan and do not vote those shares, the plan trustee or fiduciary may or may not vote your shares, in accordance with the terms of the plan. Any shares not voted on Items 1 through 7 (whether by abstention, broker nonvote, or otherwise) will have no impact on that particular item. We urge you to promptly provide voting instructions to your broker so that your shares are voted on all of the items, even if you plan to attend the Annual Meeting.

As used in this Proxy Statement, the term “Chevron” and such terms as “the Company,” “the Corporation,” “our,” “we,” “us,” and “its” may refer to Chevron Corporation, one or more of its consolidated subsidiaries, or all of them taken as a whole, but unless stated otherwise they do not include “affiliates” of Chevron – that is, those companies accounted for by the equity method (generally owned 50% or less) or non-equity method investments. All of these terms are used for convenience only and are not intended as a precise description of any of the separate companies, each of which manages its own affairs.

Chevron Corporation 2024 Proxy Statement

proxy statement

items of business

Your Board is asking you to vote on the following actions at the Annual Meeting:

board proposals

Item		Your Board’s recommendation	Rationale

Item 1:	Elect 12 Directors named in this Proxy Statement	Vote for each Director nominee	Your Board believes that each of the 12 nominees possesses qualifications and attributes that are critical for effective oversight of the Company and are directly relevant to Chevron’s business, strategy, and operations.

Item 2:	Ratify the appointment of the independent registered public accounting firm	Vote for	Your Board believes that it is in the best interests of Chevron and its stockholders to retain PwC as Chevron’s independent registered public accounting firm for 2024.

Item 3:	Approve, on an advisory basis, Named Executive Officer compensation	Vote for	Your Board believes that our compensation programs support our business model, objectives, and values described in detail in our “Compensation Discussion and Analysis” in this Proxy Statement.

stockholder proposals

Item		Your Board’s recommendation	Rationale

Item 4:	Report on Voluntary Carbon Reduction Risks	Vote against	Your Board believes Chevron has the right policies and management systems in place, and a separate report is not an effective way to achieve the proposal’s objectives.

Item 5:	Report on Plastic Demand Scenario	Vote against	Given the information already published by Chevron Phillips Chemical Company LLC, your Board does not believe the requested report would provide useful information to investors.

Item 6:	Commission a Third-Party Report on Human Rights Practices	Vote against	Your Board believes Chevron has the right policies and management systems in place to assess and manage implementation of our commitment to respecting human rights, and a separate report is not an effective way to accomplish the objective of the proposal.

Item 7:	Report on Tax Practices	Vote against	Your Board believes that given the detailed tax information Chevron already publicly discloses and plans to disclose, the additional data requested by the proposal would be neither useful nor informative for investors.

Chevron Corporation 2024 Proxy Statement

election of directors

(item 1 on the proxy card)

The Board has set a current Board size of 12 Directors. Directors are elected annually and serve for a one-year term or until their successors are elected. If any nominee is unable to serve as a Director – a circumstance we do not anticipate – the Board by resolution may reduce the number of Directors or choose a substitute nominee. Your Board has determined that each non-employee Director is independent in accordance with the New York Stock Exchange (“NYSE”) Corporate Governance Standards and has no material relationship with Chevron other than as a Director.

director election requirements

Each Director nominee who receives a majority of the votes cast (i.e., the number of shares voted FOR a Director nominee must exceed the number of shares voted AGAINST that Director nominee, excluding abstentions) will be elected a Director in an uncontested election.

Under Chevron’s By-Laws, in an uncontested election, any Director nominated for reelection who receives more AGAINST votes than FOR votes must submit an offer of resignation to the Board. The Board Nominating and Governance Committee (“Governance Committee”) must then consider all relevant facts and circumstances, including the Director’s qualifications, past and expected future contributions, the overall composition of the Board, and whether Chevron would meet regulatory or similar requirements without the Director, and make a recommendation to the Board on the action to take with respect to the offer of resignation.

director qualifications and

nomination processes

The Governance Committee is responsible for recommending to the Board the qualifications for Board membership and for identifying, assessing, and recommending qualified Director candidates for the Board’s consideration. The Board membership qualifications and nomination procedures are set forth in Chevron’s Corporate Governance Guidelines, which are available on our website at www.chevron.com/investors/corporate-governance.

All Directors should have the following attributes:

•	The highest professional and personal ethics and values, consistent with The Chevron Way and our Business Conduct and Ethics Code, both of which are available on Chevron’s website at www.chevron.com;

•	A commitment to building stockholder value;

•	Business acumen and broad experience and expertise at the policy-making level in one or more of the skills, qualifications, and experience delineated on the next page;

•	The ability to provide insights and practical wisdom based on the individual’s experience or expertise;

•	Sufficient time to effectively carry out duties as a Director; and

•	Independence (i.e., at least a majority of the Board must consist of independent Directors, as defined by the NYSE Corporate Governance Standards).

Chevron Corporation 2024 Proxy Statement

election of directors

When conducting its review of the appropriate skills and qualifications desired of Directors, the Governance Committee particularly considers the skills, experiences, and expertise that are critical to the Board’s ability to provide effective oversight of the Company and are directly relevant to Chevron’s business, strategy, and operations. These are as follows:

Skills, experiences, and expertise	How it relates to Chevron’s business, strategy, and operations	What the Board is looking for

CEO/Senior executive/ Leader of significant operations	Chevron employs approximately 46,000[1] people throughout the world. Chevron’s operations involve complex processes, human capital management, strategic planning, and risk management.	Current or former leadership experience as a CEO, senior executive, or leader of significant business operations at a large organization of similar size, scope, and complexity as Chevron’s business.

Science/Technology/ Engineering/Research/Academia	Technology and engineering are at the core of Chevron’s business and are key to finding, developing, producing, processing, and refining oil and natural gas, as well as assessing new energy sources and evolving technology risks and opportunities. The highly technical nature of Chevron’s business requires being on the front lines of research and critical technical advancements to maintain a competitive advantage.	Current or former CEO, senior executive, or leader of significant business operations of a science, technology, or engineering company or company with a significant business segment involving technology, including cybersecurity issues. Current or former professor at a leading university in the sciences, technology, or engineering fields.

Government/Regulatory/Legal/ Public policy	Chevron’s operations require compliance with a variety of regulatory requirements in numerous countries and involve relationships with various governmental entities and nongovernmental organizations throughout the world.	Former service as an elected official, presidential appointee, or gubernatorial appointee, or senior-level employee in the federal or state government. Senior lawyer at a law firm or in-house or senior executive at a company with extensive interaction with government officials. Service on a commission or initiative with significant regulatory or public policy matters.

Finance/Financial disclosure/ Financial accounting	Chevron’s business is multifaceted and requires complex financial management, capital allocation, and financial reporting processes.	Current or former CEO, CFO, or controller of a public company of similar size, scope, and complexity as Chevron. Current or former partner of a “Big 4” accounting firm and work experience includes public company of similar size, scope, and complexity as Chevron. Significant work experience in the financial industry. Responsible for the financial affairs of a nonprofit with significant size, scope, or complexity.

Global business/ International affairs	Chevron conducts business around the globe. Our business success is derived from an understanding of diverse business environments, economic conditions, and cultures, as well as a broad perspective on global business opportunities.	Current or former CEO or executive responsible for a significant business segment of a company with significant global operations. Elected official in the U.S. Senate or House of Representatives with service on committees involving foreign relations or service as a U.S. ambassador to another country. Presidential appointee or senior-level employee of agency with activities involving foreign relations. Significant experience in dealing with matters involving international affairs.

1	Data as of December 31, 2023.

Chevron Corporation 2024 Proxy Statement

election of directors

Skills, experiences, and expertise	How it relates to Chevron’s business, strategy, and operations	What the Board is looking for

Environmental	We place the highest priority on the health and safety of our workforce and the protection of our assets, the communities where we operate, and the environment. We are committed to continuously improving our environmental performance and reducing the potential impacts of our operations, including our focus on lowering the carbon intensity of our operations.	Current or former CEO or head of a significant business segment of a company of comparable size, scope, and complexity as Chevron with exposure to environmental risks. Former administrator of the federal or a state environmental agency. Employed at a senior level by a federal or state environmental agency or served on a federal or state commission or committee with responsibility for environmental issues. Current or former senior-level employee at a nongovernmental organization that focuses on environmental issues. Significant experience in dealing with environmental issues.

Leading business transformation	Chevron’s strategy is to leverage our strengths to safely deliver lower carbon energy to a growing world.	Current or former CEO, senior executive, or leader of significant business operations at a large organization that experienced a significant business transformation.

The Governance Committee also considers such other factors as the Governance Committee deems appropriate, given the current and anticipated needs of the Board and the Company, to maintain a balance of knowledge, experience, background, and capability. This includes service as a public company director and diversity of age, gender, and race/ethnicity.

In addition, Directors should limit their other board memberships to a number that permits them, given their individual circumstances, to perform all of their Director duties:

•	A Director should not serve on the board of more than five publicly traded companies;

•

A Director who serves as a board Chair or Lead Director of a publicly traded company should not serve on the boards of more than four publicly traded companies (including the board of the company for which the Director is board Chair or Lead Director); and

•	A Director who serves as CEO of a publicly traded company should not serve on the boards of more than three publicly traded companies (including the company for which the Director is CEO).

All Directors are currently in compliance with the foregoing.

The Governance Committee annually reviews the foregoing attributes, skills, and qualifications required of Directors in the context of the current operating requirements of the Company and the long-term interests of stockholders. When recommending nominees for the Board, the Governance Committee discusses each nominee in the context of the foregoing attributes, skills, qualifications, and time commitments, including the foregoing limits on public company directorships, so that the nominees and Board as a whole meet the requirements and needs of the Company.

For 2024, the Governance Committee reviewed the attributes, skills, and qualifications, as well as the principal occupation, the public and private company and non-profit board service, and other time commitments, of each Director nominee listed in the “Nominees for Director” section and determined that each Director nominee meets the requirements and needs of the Company.

Under our Corporate Governance Guidelines, a Director is required to submit an offer of resignation upon a change in the Director’s principal occupation. In March, the Governance Committee reviewed an offer of resignation submitted by Mr. Huntsman in connection with his appointment to the role of vice chairman and president, Strategic Growth, at Mastercard Incorporated (effective April 15, 2024). The Governance Committee closely reviewed the time commitments of Mr. Huntsman and, after reviewing his contributions to the Chevron Board, the Governance Committee determined that his continued service was in the best interests of stockholders. The Governance Committee considered a range of factors in making this determination, including his active participation and attendance at Board meetings in recent years and the unique perspectives he brings to the Board on matters related to international affairs and public policy drawn from his experience in government service. Additionally, the Governance Committee considered the benefit to Chevron’s stockholders of Mr. Huntsman’s concurrent service on the board of The Ford Motor Company, as well as the new perspectives he will gain from his role at Mastercard Incorporated. Finally, the Governance Committee considered Mr. Huntsman’s decision to resign from the board of Mobileye Global Inc. (effective April 15, 2024) as he takes on his new role at Mastercard Incorporated.

Chevron Corporation 2024 Proxy Statement

election of directors

board composition

The Board seeks to achieve diversity of age, gender, and race/ethnicity and recognizes the importance of Board refreshment to enable fresh ideas and perspectives. The following tables and charts pertain to the Board nominees and illustrate the Board’s continued commitment to diversity of backgrounds for its Board composition and leadership.

58%	50%	25%	7.4 years
are diverse	are women	are people of color	average tenure(1)

The following matrix displays the most significant skills and qualifications that each Director nominee possesses. The Governance Committee reviews the composition of the Board as a whole periodically to ensure that the Board maintains a balance of knowledge and experience and to assess the skills and characteristics that the Board may find valuable in the future in light of current and anticipated strategic plans and operating requirements and the long-term interest of stockholders.

(1)

Tenure as of May 29, 2024. Mr. Huntsman previously served on Chevron’s Board from January 2014 to September 2017 but resigned to serve as U.S. Ambassador to Russia. For purposes of calculating tenure going forward, we include only his current term.

(2)	As of April 10, 2024.

Chevron Corporation 2024 Proxy Statement

election of directors

director tenure ranges

refreshed board composition and leadership

67%	50%	50%	75%
of Directors elected in the past five years are diverse	of Committees chaired by women	of Committees chaired by racially/ethnically diverse Directors	of Committees chaired by diverse Directors

Date of change	Director	Position	Gender or racial/ ethnic diversity	Primary reason for nomination/departure

Board composition changes

May 2023	Ronald D. Sugar	Director		Mandatory Director Retirement Policy
June 2022	Cynthia J. Warner	Director	•	Depth of experience across both the traditional and renewable energy sectors
January 2021	Marillyn A. Hewson	Director	•	Valuable global business experience as well as decades of perspective on international commerce and geopolitics

September 2020	Jon M. Huntsman Jr.	Director		Strong international and public policy experience, knowledge of Chevron’s business, and leadership experience

January 2020	Inge G. Thulin	Director		Time and logistics conflict

Board and Committee leadership changes
May 2022	Wanda M. Austin	Lead Director	•	Thoughtful leadership and contributions in a variety of roles, including as chair of the Governance Committee and as former chair of the Public Policy and Sustainability Committee

May 2022	Ronald D. Sugar	Lead Director		Board Succession Planning

May 2021	Debra Reed-Klages	Audit Committee Chair	•	Committee Chair Rotation
May 2021	Wanda M. Austin	Nominating and Governance Committee Chair	•	Committee Chair Rotation

May 2021	Charles W. Moorman	Management Compensation Committee Chair		Committee Chair Rotation
May 2021	Enrique Hernandez, Jr.	Public Policy and Sustainability Committee Chair	•	Committee Chair Rotation

May 2021	Charles W. Moorman	Audit Committee Chair		Committee Chair Rotation

May 2021	Ronald D. Sugar	Nominating and Governance Committee Chair		Committee Chair Rotation
May 2021	Enrique Hernandez, Jr.	Management Compensation Committee Chair	•	Committee Chair Rotation
May 2021	Wanda M. Austin	Public Policy and Sustainability Committee Chair	•	Committee Chair Rotation

Chevron Corporation 2024 Proxy Statement

election of directors

The Governance Committee considers Director candidates suggested for nomination to the Board from stockholders, Directors, and other sources. Directors periodically suggest possible candidates, and the Governance Committee has retained director search firms to assist with identifying potential candidates.

•

Stockholders may recommend potential nominees by writing to Mary A. Francis, Corporate Secretary and Chief Governance Officer, Chevron Corporation, 5001 Executive Parkway, Suite 200, San Ramon, CA 94583-5006, stating the candidate’s name and qualifications for Board membership.

•

When considering potential nominees recommended by stockholders, the Governance Committee follows the same Board membership qualifications evaluation and nomination procedures discussed in this section.

In addition, a qualifying stockholder (or stockholders) may nominate director candidates by satisfying the requirements specified in our By-Laws, which are described in the “Voting and Additional Information–Submission of Stockholder Proposals for 2025 Annual Meeting” section of this Proxy Statement.

Chevron Corporation 2024 Proxy Statement

election of directors

nominees for director

The Governance Committee recommended, and the Board set, a current Board size of 12 Directors. Each Director nominee is a current Director.

director summary

					Committee assignment(1)
Director	Director since	Principal occupation	Gender or racial/ ethnic diversity	Ind(2)	AC(3)	BN&GC(4)	MCC(5)	PP&SC(6)	Other current public company directorships

Wanda M. Austin	2016	Retired President and CEO, The Aerospace Corporation	•	L		C	M		• Amgen Inc. • Apple Inc.

John B. Frank	2017	Vice Chairman, Oaktree Capital Group, LLC		•	M				• Daily Journal Corporation • Oaktree Capital Group, LLC ° Oaktree Specialty Lending Corporation

Alice P. Gast	2012	Professor Emeritus of Chemical Engineering and Retired President, Imperial College London	•	•		M		M	• None

Enrique Hernandez, Jr.	2008	Executive Chairman, Inter-Con Security Systems, Inc.	•	•			M	C	• McDonald’s Corporation(7) • The Macerich Company

Marillyn A. Hewson	2021	Retired Chairman, CEO, and President, Lockheed Martin Corporation	•	•	M				• Johnson & Johnson

Jon M. Huntsman Jr.	2020	Vice Chairman and President, Strategic Growth, Mastercard Incorporated (effective April 15, 2024)		•			M	M	• Ford Motor Company • Mobileye(8)

Charles W. Moorman	2012	Former Senior Advisor and CEO, Amtrak and Retired Chairman and CEO, Norfolk Southern Corporation		•		M	C		• Oracle Corporation

Dambisa F. Moyo	2016	Co-Principal, Versaca Investments	•	•	M				• None

Debra Reed-Klages	2018	Retired Chairman, CEO, and President, Sempra	•	•	C				• Caterpillar Inc. • Lockheed Martin Corporation

D. James Umpleby III	2018	Chairman and CEO, Caterpillar Inc.		•		M		M	• Caterpillar Inc.
Cynthia J. Warner	2022	Former President and CEO, Renewable Energy Group, Inc.	•	•				M	• Sempra • Bloom Energy

Michael K. Wirth	2017	Chairman and CEO, Chevron Corporation							• None

(1)	As of April 10, 2024.

(2)	Independent in accordance with the NYSE Corporate Governance Standards. No material relationship exists with Chevron other than as a Director.

(3)	Audit Committee.

(4)	Board Nominating and Governance Committee.

(5)	Management Compensation Committee.
(6)	Public Policy and Sustainability Committee.

(7)	Retiring effective May 22, 2024.

(8)	Resigning effective April 15, 2024.

L	Lead Director (independent)
C	Committee Chair
M	Committee Member

Your Board recommends that you vote FOR each of these Director nominees.

Chevron Corporation 2024 Proxy Statement

election of directors

Wanda M. Austin | 69		Lead Director Since May 2022
Retired President and CEO The Aerospace Corporation	Director Since December 2016	Independent Yes
Board Committees
Board Nominating and Governance (Chair); Management Compensation

Current Public Company Directorships • Amgen Inc.; Apple Inc. Prior Public Company Directorships (within past five years)	Other Directorships and Memberships • Horatio Alger Association; National Academy of Engineering; University of Southern California (Life Trustee)
• Virgin Galactic Holdings, Inc.

Professional Experience

MakingSpace Inc., a leadership and STEM consulting firm

•	Co-founder and CEO (since 2017)

University of Southern California, a top-ranked private research university

•	Adjunct Research Professor, Viterbi School’s Department of Industrial and Systems Engineering (since 2007); Interim President (2018–2019)

The Aerospace Corporation (“Aerospace”), a leading architect for the United States national space programs

•	President and CEO (2008–2016); Senior Vice President of National Systems Group (2004–2007)

Skills and Experience Supporting Nomination

•

Business Leadership/Operations: Eight years as CEO of Aerospace. Thirty-seven-year career with Aerospace included numerous senior management and executive positions. CEO of MakingSpace, Inc. since December 2017. Executive advisor for World 50.

•	Finance: More than a decade of financial responsibility and experience at Aerospace. Audit Committee member at Amgen Inc.

•

Global Business/International Affairs: Internationally recognized for her work in satellite and payload system acquisition, systems engineering, and system simulation. Former CEO of a company that provides space systems expertise to international organizations. Director of companies with international operations.

•

Government/Regulatory/Public Policy: Served on the President’s Council of Advisors on Science and Technology and the President’s Review of U.S. Human Space Flight Plans Committee. Appointed to the Defense Policy Board, the Defense Science Board, and the NASA Advisory Council.

•

Leading Business Transformation: Numerous awards for leadership and impact as President and CEO of Aerospace, led the technical evaluation and certification of the launch enterprise transition to a commercial business model for national security space missions. As Interim President of the University of Southern California, implemented transformational governance measures to raise the bar at a time of great challenge that involved systemic lapses in the university’s athletics program and in student admissions.

•	Research/Academia: Trustee and Adjunct Research Professor at the University of Southern California’s Viterbi School of Engineering. Former Interim President of the University of Southern California.

•

Science/Technology/Engineering: Ph.D. in industrial and systems engineering from the University of Southern California, M.S. in both systems engineering and mathematics from the University of Pittsburgh. Thirty-seven-year career in national security space programs, providing deep experience in high-stakes precision engineering projects. Director at Amgen Inc., a biotechnology company, director at Apple, Inc., a technology company, and former director of Virgin Galactic Holdings, Inc., the world’s first commercial space line and vertically integrated aerospace company. Honorary fellow of the American Institute of Aeronautics and Astronautics. A member of the National Academy of Engineering.

Director Insights

Q	What has been your most memorable interaction with Chevron employees over the past year, and why?	A	“Our visit to the Rockies Business Unit in Colorado was extremely memorable as we witnessed clear operational synergies across the organization upon welcoming PDC Energy to Chevron, in addition to the positive impact Chevron has on the community. The pride of our employees in Chevron’s work to provide affordable, reliable, and ever-cleaner energy to enable human progress was evident in every interaction.”

Chevron Corporation 2024 Proxy Statement

election of directors

John B. Frank | 67		Director
Vice Chairman Oaktree Capital Group, LLC	Director Since November 2017	Independent Yes
Board Committees
Audit (audit committee financial expert)

Current Public Company Directorships • Daily Journal Corporation; Oaktree Capital Group, LLC; Oaktree Specialty Lending Corporation

Prior Public Company Directorships (within past five years)

•  Oaktree Acquisition Corporation; Oaktree Strategic Income Corporation; Oaktree Acquisition Corporation II

Other Directorships and Memberships

•  The James Irvine Foundation; Wesleyan University; XPRIZE Foundation

Professional Experience

Oaktree Capital Group, LLC (“Oaktree Capital”), a global investment management company

•	Vice Chairman (since 2014); Director (since 2007) and Member of the Executive Committee
•	Managing Principal (2005–2014); General Counsel (2001–2005)

Munger, Tolles & Olson LLP, a leading law firm

•	Partner focused on mergers and acquisitions and general corporate counseling

Skills and Experience Supporting Nomination

•

Business Leadership/Operations: Over 20 years of service as a senior executive of Oaktree Capital, a global investment management company, including service as Principal Executive Officer, Vice Chairman, Director, Managing Principal, and General Counsel.

•

Finance: More than 23 years of financial responsibility and experience as a senior executive at Oaktree Capital and as the partner responsible for financial affairs at the law firm of Munger, Tolles & Olson LLP. Deep experience in evaluating companies from investor perspective.

•

Global Business/International Affairs: Senior executive of Oaktree Capital, which conducts business worldwide from 18 offices around the globe. Travels around the world to meet with Oaktree Capital’s institutional clients and speak at international investment forums. Director of companies with international operations.

•

Government/Regulatory/Public Policy: Two decades of experience working with government officials regarding regulatory and public policy issues, including testimony before the U.S. Senate Finance Committee and as a senior executive of Oaktree Capital. Served as a Legislative Assistant to the Honorable Robert F. Drinan, member of Congress, and as a law clerk to the Honorable Frank M. Coffin of the U.S. Court of Appeals for the First Circuit.

•

Leading Business Transformation: Led the transition of Oaktree from a closely held private partnership to a broadly held public company with more than triple the assets under management while negotiating and overseeing the integration of multiple acquisitions and navigating a materially more rigorous regulatory and business environment. Regular exposure, as a senior executive of Oaktree, to the many financial and operational restructurings of companies included within Oaktree’s distressed debt investment portfolios.

•

Legal: Served as General Counsel of Oaktree Capital. Former Partner of Munger, Tolles & Olson LLP. Extensive experience with mergers and acquisitions and strategic, financial, and corporate governance issues. Law degree from the University of Michigan.

Director Insights

Q	How do the skills/experiences of Chevron’s Directors contribute to the Company’s success?	A	“Each Director brings deep expertise and a broad array of experiences to our discussions with management, allowing us to both effectively oversee the business and offer informed, varied perspectives to help our executives refine their ideas and decision-making processes.”

Chevron Corporation 2024 Proxy Statement

election of directors

Alice P. Gast | 65		Director
Retired President and Professor Emeritus of Chemical Engineering Imperial College London	Director Since December 2012	Independent Yes
Board Committees
Board Nominating and Governance; Public Policy and Sustainability

Current Public Company Directorships • None Prior Public Company Directorships (within past five years) • None	Other Directorships and Memberships • National Academy of Engineering; Royal Academy of Engineering; Académie des Technologies (France)

Professional Experience

Imperial College London, an internationally top-ranked public research university

•	Professor Emeritus of Chemical Engineering (since 2022)
•	President (2014–2022)

Lehigh University, a top–ranked private research university

•	President (2006–2014)

Massachusetts Institute of Technology, a top–ranked private research university

•	Vice President for Research, Associate Provost, and Robert T. Haslam Chair in Chemical Engineering (2001–2006)

Stanford University and the Stanford Synchrotron Radiation Laboratory, a top–ranked private research university

•	Professor of Chemical Engineering (1985–2001)

Skills and Experience Supporting Nomination

•

Environmental Affairs: At Imperial College London, oversaw environmental institutes and centers and led the university crisis management group. At Lehigh University, presided over environmental centers, advisory groups, and crisis management. Expertise in chemical and biological terrorism issues gained through service on several governmental committees.

•	Finance: Sixteen years of service as president of leading educational institutions, with ultimate responsibility for finance, fundraising, and endowment management.

•

Global Business/International Affairs: Has lived in the United Kingdom since 2014, gaining enhanced perspective on global energy needs. Serves on the Singapore Ministry of Education’s Academic Research Council, Koç University Board of Overseers, and the Technical University Munich Institute for Advanced Study International Advisory Committee. Served as a U.S. science envoy for the U.S. Department of State to advise on ways to foster and deepen relationships with the Caucasus and Central Asia and on the Global Federation of Competitiveness Councils. Served on the Board of Trustees for the King Abdullah University of Science and Technology in Saudi Arabia.

•

Government/Regulatory/Public Policy: Served on the Homeland Security Science and Technology Advisory Committee. Chaired the scientific review committee empaneled by the National Research Council at the request of the FBI to conduct an independent review of the investigatory methods used by the FBI in the criminal case involving the mailing of anthrax spores. Served on the Board of UKRI, the U.K. Research and Innovation funding and policy body.

•

Research/Academia: More than three decades of service in academia and research at leading educational institutions. Deep experience with engineering programs and the capabilities and interests of the incoming talent pipeline.

•

Science/Technology/Engineering: B.S. in chemical engineering from the University of Southern California and an M.A. and Ph.D. in chemical engineering from Princeton University. Former Vice President for Research, Associate Provost, and Robert T. Haslam Chair in Chemical Engineering at Massachusetts Institute of Technology and Professor of Chemical Engineering at Stanford University and the Stanford Synchrotron Radiation Laboratory. Fellow of the National Academy of Engineering, the Royal Academy of Engineering, and the Académie des Technologies (France).

Director Insights

Q	What areas of Chevron’s strategy do you feel investors should be focused on in the coming years?	A	“Chevron’s bold and impactful new energies strategy bears watching. We are navigating the energy transition and bringing our many strengths, including entrepreneurship, to market in new lower carbon technologies.”

Chevron Corporation 2024 Proxy Statement

election of directors

Enrique Hernandez, Jr. | 68		Director
Executive Chairman Inter-Con Security Systems, Inc.	Director Since December 2008	Independent Yes
Board Committees
Public Policy and Sustainability (Chair); Management Compensation

Current Public Company Directorships • McDonald’s Corporation (until May 22, 2024); The Macerich Company Prior Public Company Directorships (within past five years) • None

Other Directorships and Memberships

•  Catalyst; Harvard College Visiting Committee; Harvard University Resources Committee; John Randolph Haynes and Dora Haynes Foundation; Ronald McDonald House Charities

Professional Experience

Inter-Con Security Systems, Inc. (“Inter-Con”), a global provider of security and facility support services

•	Executive Chairman (since 2021)
•	Chairman and CEO (1986–2021); President (1986–2018); Executive Vice President and Assistant General Counsel (1984–1986)

Brobeck, Phleger & Harrison, a leading law firm

•	Litigation Associate (1980–1984)

Skills and Experience Supporting Nomination

•

Business Leadership/Operations: More than three decades as Chairman and CEO of Inter-Con. Co-founder of Interspan Communications, a television broadcasting company. Director of The Macerich Company and Chairman of the Board of McDonald’s Corporation.

•

Finance: More than three decades of financial responsibility and experience at Inter-Con. Chaired the Audit Committee at McDonald’s Corporation. Former Chair of the Finance Committee and the Risk Committee at Wells Fargo & Company. Former Audit Committee Member at Great Western Financial Corporation, Nordstrom, Inc., Washington Mutual, Inc., and Wells Fargo & Company.

•

Global Business/International Affairs: Former CEO of a company that conducts business worldwide. Deep experience in providing security for people and assets in high-risk environments globally. Current and former director of companies with international operations.

•

Government/Regulatory/Public Policy: Trustee of the John Randolph Haynes Foundation, which has funded hundreds of important urban studies in education, transportation, local government elections, public safety, and other public issues. Former appointee, Commissioner, and President of the Los Angeles Police Commission. Served on the U.S. National Infrastructure Advisory Committee.

•

Leading Business Transformation: Extensive leadership experience transitioning in both media and security industries, having been a founder of Inter-Span Communications, a pioneer in Spanish language broadcast television in the United States, and at Inter-Con, where he evolved traditional physical security practices by creating and utilizing proprietary technology platforms and techniques, transforming the company into a multinational industry leader.

•	Legal: Served as Executive Vice President and Assistant General Counsel of Inter-Con. Former litigation associate of the law firm of Brobeck, Phleger & Harrison. Law degree from Harvard Law School.

Director Insights

Q	Are there any notable ways in which the Board has evolved over your tenure as a Director?	A	“As our strategy has evolved, the Board has broadened its skill sets to include Directors with experiences and perspectives consistent with Chevron’s key objectives. For example, with the appointment of Cynthia Warner, we deepened our experience across both traditional and renewable energy sectors.”

Chevron Corporation 2024 Proxy Statement

election of directors

Marillyn A. Hewson | 70		Director
Retired Chairman, President, and CEO Lockheed Martin Corporation	Director Since January 2021	Independent Yes
Board Committees
Audit (audit committee financial expert)

Current Public Company Directorships • Johnson & Johnson Prior Public Company Directorships (within past five years) • DuPont, DowDuPont Inc.; Lockheed Martin Corporation

Other Directorships and Memberships

•  Council of Chief Executives; University of Alabama President’s Cabinet and Culverhouse School of Business Board of Visitors; Director for Nexii Building Solutions; Trilateral Commission; Council on Foreign Relations; American Institute of Aeronautics and Astronautics; American Academy of Arts and Sciences; Chair of CEO Academy Advisory Board; Fellow in Royal Aeronautical Society

Professional Experience

Lockheed Martin Corporation (“Lockheed Martin”), a leading aerospace and advanced technology company

•	Chairman (2014–2021); Executive Chairman (2020–2021); President and CEO (2013–2020)
•	Previously held leadership positions including President, COO, Executive Vice President of Electronic Systems business segment, and President of Systems Integration

Skills and Experience Supporting Nomination

•

Business Leadership/Operations: Currently serving as Independent Lead Director (effective April 25, 2024), Chair of the Compensation and Benefits Committee, and Member of the Audit Committee at Johnson & Johnson. Served over seven years as CEO of a Fortune 100 company. Thirty-nine-year career with Lockheed Martin included numerous senior management and executive positions, including Chairman of the Board for seven years.

•

Environmental Affairs: As Chairman, CEO, and President of Lockheed Martin, oversaw initiatives for energy and environmental stewardship, including Go Green, carbon and energy reduction, and water use reduction, and partnered with the U.S. Department of Energy’s Better Plants Program and the U.S. Environmental Protection Agency’s ENERGY STAR Program and Green Power Partnerships.

•	Finance: Former Chairman, President, and CEO of a Fortune 100 company. More than three decades of financial responsibility and experience at Lockheed Martin.

•

Global Business/International Affairs: Former Chairman, President, and CEO of a Fortune 100 company with extensive international operations. Served on the Board of Trustees for the King Abdullah University of Science and Technology in Saudi Arabia and Khalifa University in the United Arab Emirates. Served on the Atlantic Council International Advisory Board from 2014 to 2021. Served on the U.S.-India CEO Forum in 2020, and as co-vice chair of the U.S.-U.A.E. Business Council until 2020. Current and former director of companies with international operations. Recognized with the Atlantic Council Distinguished Business Leadership Award in 2015.

•

Government/Regulatory/Public Policy: At Lockheed Martin, a government contractor, oversaw development and production of military and rotary-wing aircraft, weapon systems, satellites and space systems, and other systems and services for all five branches of the U.S. armed forces, NASA, and intelligence agencies, as well as for governments and military services for international allies and partner countries. Served on the American Workforce Policy Advisory Board. Appointed by the President of the United States to the President’s Export Council. Appointed by the Vice President of the United States to the National Space Council User Advisory Group.

•

Leading Business Transformation: As Chairman and CEO of Lockheed Martin, led large, complex global organization that is in continuing transformation and adaptation, with customers facing technology and geopolitical disruption every day. Led large-scale portfolio rebalancing to shift away from commodity IT support and enter rotary wing business with acquisition of Sikorsky. Led digital transformation in product and internal operations. Honored with Edison Achievement Award for leadership in technology innovation in 2013 and Eisenhower Award for Innovation by Business Council for International Understanding in 2015.

•

Science/Technology/Engineering: Served in a variety of senior management and executive positions at Lockheed Martin, a leading aerospace and advanced technology company, which positions required expertise in engineering and technology. Former director of DuPont and DowDuPont, a global chemical company, and of Carpenter Technology, a specialty steel company, and Former Chair of Sandia National Laboratories, one of three National Nuclear Security Administration research and development laboratories in the United States. Former Chair of the Aerospace Industries Association. Fellow of the Royal Aeronautical Society and of the American Institute of Aeronautics and Astronautics. Member of the American Academy of Arts and Sciences.

Director Insights

Q	What areas of Chevron’s strategy do you feel investors should be focused on in the coming years?	A	“Investors should stay focused on the concrete actions that Chevron is taking to ensure it can deliver on its strategy long into the future. Our successful execution today allows us to help build the energy system of tomorrow.”

Chevron Corporation 2024 Proxy Statement

election of directors

Jon M. Huntsman Jr. | 64		Director
Vice Chairman and President, Strategic Growth Mastercard Incorporated (effective April 15, 2024)	Director Since September 2020	Independent Yes
Board Committees
Management Compensation; Public Policy and Sustainability

Current Public Company Directorships • Ford Motor Company; Mobileye (until April 15, 2024) Prior Public Company Directorships (within past five years) • None

Other Directorships and Memberships

•  Center for a New American Security; U.S. Department of State’s Foreign Affairs Policy Board; National Committee on U.S.-China Relations; Nuclear Threat Initiative Board; U.S. Defense Policy Board

Professional Experience

Mastercard Incorporated, the second-largest payment-technology corporation worldwide

•	Vice Chairman and President, Strategic Growth (effective April 15, 2024)

Ford Motor Company, a multinational automobile manufacturer

•	Vice Chair of Policy (2021–2022); Director (since 2020)

State of Utah

•	Governor (2005–2009)

U.S. Federal Government

•	U.S. Ambassador to Russia (2017–2019); U.S. Ambassador to China (2009–2011); U.S. Trade Ambassador (2001–2003); U.S. Ambassador to Singapore (1992–1993)

Atlantic Council, a nonprofit that promotes leadership and engagement in international affairs

•	Chairman (2014–2017)

Huntsman Cancer Foundation, a nonprofit that supports initiatives at the University of Utah

•	Chairman (2012–2017)

Skills and Experience Supporting Nomination

•	Business Leadership/Operations: Served eight years as Vice Chairman of Huntsman Corporation and Chairman and CEO of Huntsman Holdings Corporation.

•

Environmental Affairs: As Governor of Utah, oversaw environmental policy, including signing the Western Climate Initiative, by which Utah joined with other U.S. state governments to pursue targets for reduced greenhouse gas emissions. Significant experience overseeing environmental practices and related matters as Vice Chairman of Huntsman Corporation and Chairman and CEO of Huntsman Holdings Corporation. Sustainability and Innovation Committee member at Ford Motor Company.

•	Finance: Former executive officer of Huntsman Corporation and Huntsman Holdings Corporation.

•

Global Business/International Affairs: Served in the administrations of five U.S. presidents. Member of the Defense Policy Board at the U.S. Department of Defense. Former U.S. Ambassador to Russia. Former Chairman of the Atlantic Council. Former Trustee of the National Committee on U.S.-China Relations and of the Carnegie Endowment for International Peace. Former U.S. Ambassador to China. Former U.S. Ambassador to Singapore, Deputy U.S. Trade Representative, and Deputy Assistant Secretary of Commerce for Asia. Founding director of the Pacific Council on International Policy. Current and former director of companies with international operations.

•

Government/Regulatory/Public Policy: Member of the Defense Policy Board at the U.S. Department of Defense. Former two-term Governor of Utah. Former Deputy U.S. Trade Representative and Deputy Assistant Secretary of Commerce for Asia. Former Co-Chair of No-Labels, a nonprofit organization that works across political party lines to reduce gridlock and create policy solutions. Advisor to Ford Motor Company’s President and CEO, and former Vice Chair on policy choices.

Director Insights

Q	What have you found most beneficial about hearing from Chevron’s stockholders?	A	“I have enjoyed engaging with our investors and observing firsthand their strong belief in our commitment to affordable, accessible energy - the lifeline of any successful civilization. I have also benefitted from their critical input on the importance of Chevron’s energy transition and the hope it provides for our long-term sustainability.”

Chevron Corporation 2024 Proxy Statement

election of directors

Charles W. Moorman | 72		Director
Former Senior Advisor and CEO Amtrak Retired Chairman and CEO Norfolk Southern Corporation	Director Since May 2012	Independent Yes
Board Committees
Management Compensation (Chair); Board Nominating and Governance

Current Public Company Directorships • Oracle Corporation Prior Public Company Directorships (within past five years) • Duke Energy Corporation	Other Directorships and Memberships • Focused Ultrasound Foundation; Georgia Tech Foundation Inc.; National Academy of Engineering; Rand Logistics, Inc.

Professional Experience

Amtrak, a passenger rail provider

•	Senior Advisor (2018–2023)
•	Co-CEO (2017); President and CEO (2016–2017)

Norfolk Southern Corporation (“Norfolk Southern”), a freight and transportation company

•	Chairman (2006–2015); CEO (2004–2015); President (2004–2013); Senior Vice President of Corporate Planning and Services (2003–2004); Senior Vice President of Corporate Services (2003)

Skills and Experience Supporting Nomination

•

Business Leadership/Operations: Served more than a decade as CEO of Norfolk Southern. Forty-year career with Norfolk Southern included numerous senior management and executive positions, with emphasis on operations. Former senior advisor and CEO of Amtrak.

•

Environmental Affairs: At Norfolk Southern, gained experience with environmental issues related to transportation of coal, automotive, and industrial products. Former Virginia chapter chair and director of The Nature Conservancy, a global conservation organization. Served as a trustee of the Chesapeake Bay Foundation, whose mission is to protect the environmental integrity of the bay.

•	Finance: Former Chairman and CEO of a Fortune 500 company. More than three decades of financial responsibility and experience at Norfolk Southern.

•	Government/Regulatory/Public Policy: More than four decades of experience in the highly regulated freight and transportation industry.

•

Leading Business Transformation: As Chairman and CEO of Norfolk Southern, led strategic transformation to adapt to critical developments in intermodal transportation, namely, the advent of new providers of package delivery services, and a shift to East Coast as hub for seaborn deliveries (as a result of widening the Panama Canal). As Chief Executive of Amtrak, charged with transforming leadership and service model to support long-term sustainability and success of the company.

•

Science/Technology/Engineering: B.S. in civil engineering from the Georgia Institute of Technology. Forty-year career with Norfolk Southern included numerous senior management and executive positions requiring expertise in engineering and technology. Norfolk Southern builds and maintains tracks and bridges, operates trains and equipment, and designs and manages complex information technology systems. Member of the National Academy of Engineering.

Director Insights

Q	Are there any notable ways in which the Board has evolved over your tenure as a Director?	A	“During my time as a Director, the Board (and the management team) has continued to evolve in terms of diversity, not only as it is traditionally defined, but in individuals with different backgrounds and experiences. During that same period, the challenges and risks that the Company faces have continued to evolve and grow, and the changes in Board composition have helped us better understand those challenges and help management in developing plans to meet them.”

Chevron Corporation 2024 Proxy Statement

election of directors

Dambisa F. Moyo | 55		Director
Co-Principal Versaca Investments	Director Since October 2016	Independent Yes
Board Committees
Audit (audit committee financial expert)

Current Public Company Directorships • None Prior Public Company Directorships (within past five years) • Barclays plc; 3M Company	Other Directorships and Memberships • Condé Nast; Linklaters’ International Advisory Group; member of the House of Lords (United Kingdom) sitting as Baroness Moyo of Knightsbridge

Professional Experience

Versaca Investments, a family office focused on growth investing globally

•	Co-Founder and Co-Principal (since 2021)

Mildstorm LLC, a financial and economics firm

•	CEO (2015–2021)

Goldman Sachs, a multinational investment bank and financial services company

•	Economist (2001–2008)

World Bank, an international financial institution

•	Consultant (1993–1995)

Skills and Experience Supporting Nomination

•	Environmental Affairs: As director at Barrick Gold Corporation, served on the committee that considered and provided oversight on environmental matters.

•

Finance: Ten years of experience at Goldman Sachs and the World Bank. Ph.D. in economics from the University of Oxford and MBA in finance from American University. Former Audit Committee member at 3M Company. Former Audit Committee and Risk Committee member at Barrick Gold Corporation.

•

Global Business/International Affairs: Born and raised in Zambia, which enhances perspective on global resource challenges. Traveled to more than 80 countries, with a particular focus on the interplay of international business and the global economy, while highlighting key opportunities for investment. Current and former director of companies with international operations.

•

Government/Regulatory/Public Policy: Member of the House of Lords (United Kingdom) sitting as Baroness Moyo of Knightsbridge since 2022. Ten years of experience in the highly regulated banking and financial services industry. Master’s in Public Administration from John F. Kennedy School of Government, Harvard University.

•	Research/Academia: Author of four New York Times bestsellers. Dr. Moyo’s writing regularly appears in economics and finance related publications.

Director Insights

Q	Which external Board speaker over the past two years did you find particularly interesting, and why?	A	“Hearing from then Global Head of Commodities Research at Goldman Sachs was particularly insightful. The conversation directly linked macroeconomic themes and our oversight of Chevron to the current market environment, and they also shared helpful longer-term perspectives.”

Chevron Corporation 2024 Proxy Statement

election of directors

Debra Reed-Klages | 67		Director
Retired Chairman, CEO and President Sempra	Director Since December 2018	Independent Yes
Board Committees
Audit (Chair and audit committee financial expert)

Current Public Company Directorships • Caterpillar Inc.; Lockheed Martin Corporation Prior Public Company Directorships (within past five years) • None	Other Directorships and Memberships • The Trusteeship, International Women’s Forum; Rady Children’s Hospital and Health Center; Rady Children’s Hospital – San Diego, CA

Professional Experience

Sempra, an energy services holding company

•	Chairman (2012–2018); CEO (2011–2018) and President (2017–2018); Executive Vice President (2010–2011)

San Diego Gas and Electric and Southern California Gas Co., Sempra’s regulated California utilities

•	President and CEO (2006–2010)

Skills and Experience Supporting Nomination

•

Business Leadership/Operations: Served seven years as CEO of Sempra. Over three decades of experience in senior management and executive positions at Sempra, including responsibility for utility and infrastructure operations.

•

Environmental Affairs: As Chairman and CEO of Sempra, oversaw all aspects of Sempra’s environmental and sustainability policies and strategies, which include initiatives to address challenges like limiting water use, improving the quality and efficiency of operations, infrastructure development and access to energy, human health, and environmental safety.

•

Finance: Former Chairman and CEO of a Fortune 500 company. More than a decade of financial responsibility and experience at Sempra or its subsidiaries. Former CFO of San Diego Gas & Electric and SoCalGas. Previously served as an Audit Committee member at Lockheed Martin.

•

Global Business/International Affairs: Former Chairman and CEO of a Fortune 500 company that conducts business in Mexico and South America. Current and former director of companies with international operations.

•

Government/Regulatory/Public Policy: At Sempra, worked with and adhered to the rules established by the California Public Utilities Commission, the principal regulator of Sempra’s California utilities. Served four years on the National Petroleum Council, a federally chartered advisory committee to the U.S. Secretary of Energy.

•

Leading Business Transformation: As Chairman and CEO of Sempra, led transformation of San Diego Gas & Electric from all fossil fuel generation to becoming one of the utilities with the highest percentage of renewables in its portfolio. Also led creation of the second largest energy company in Mexico to facilitate Mexico’s transition to renewable energy, including development of infrastructure in Mexico to support that transition.

•

Science/Technology/Engineering: B.S. in civil engineering from the University of Southern California and former member of the Board of Councilors at the University of Southern California’s Viterbi School of Engineering. Served in a variety of senior management and executive positions at Sempra, requiring expertise in engineering and technology. Director at Caterpillar, a manufacturer of construction and mining equipment, and Lockheed Martin, a global security and aerospace company.

Director Insights

Q	How does the Board think about the role of acquisitions in supporting long-term strategy for Chevron?	A	“Chevron is a learning organization at heart, which makes us an exceptional acquirer since we take best practices and integrate them across our current and future businesses. Chevron’s acquisitions are strategic and focused on leveraging meaningful synergies.”

Chevron Corporation 2024 Proxy Statement

election of directors

D. James Umpleby III | 66		Director
Chairman and CEO Caterpillar Inc.	Director Since March 2018	Independent Yes
Board Committees
Board Nominating and Governance; Public Policy and Sustainability

Current Public Company Directorships • Caterpillar Inc. Prior Public Company Directorships (within past five years) • None

Other Directorships and Memberships

•  Business Roundtable; The Business Council; National Petroleum Council; Peterson Institute for International Economics; Rose-Hulman Institute of Technology; U.S.-China Business Council; U.S.-India Strategic Partnership Forum

Professional Experience

Caterpillar Inc. (“Caterpillar”), a leading manufacturer of construction and mining equipment, diesel, and natural gas engines, industrial gas turbines, and diesel-electric locomotives

•	Chairman (since 2018); CEO (since 2017)
•	Group President of the Energy & Transportation business segment (2013–2016)
•	Vice President (2010–2013)

Skills and Experience Supporting Nomination

•

Business Leadership/Operations: Chairman and CEO of a Fortune 100 company. More than three decades of experience in senior management and executive positions at Caterpillar, including responsibility for engineering, manufacturing, marketing, sales, and services.

•

Environmental Affairs: As Chairman and CEO of Caterpillar, oversees all aspects of Caterpillar’s environmental and sustainability policies and strategies, which include initiatives to address challenges like preventing waste, improving the quality and efficiency of operations, developing infrastructure, and ensuring access to energy, human health, and environmental safety. Served as a member of the Latin America Conservation Council, in partnership with The Nature Conservancy, a global conservation organization. Former Director of the World Resources Institute, an international research nonprofit organization working to secure a sustainable future.

•	Finance: Chairman and CEO of a Fortune 100 company. More than a decade of financial responsibility and experience at Caterpillar.

•

Global Business/International Affairs: Chairman and CEO of a Fortune 100 company with extensive international operations. Served in assignments at Caterpillar in Singapore and Kuala Lumpur from 1984 to 1990. Director of the Peterson Institute for International Economics, the U.S.-China Business Council, and the U.S.-India Business Strategic Partnership Forum and a former member of the U.S.-India CEO Forum.

•

Leading Business Transformation: As Chairman and CEO of Caterpillar, developed a new strategy for long-term profitable growth. Leads a global team that is implementing the strategy focused on operational excellence, expanded offerings, sustainability, and services. Accelerated expansion of commercial offerings to provide additional customer value, growing total sales and revenue over 70% since becoming CEO in 2017. In alignment with the strategy, drove enterprisewide improvement of operational performance with deployment of the Caterpillar Operating & Execution Model across the company to prioritize resource allocation for long-term profitable growth. In 2023, Caterpillar achieved record full-year adjusted profit per share, which has increased more than six fold during his tenure as CEO.

•

Science/Technology/Engineering: B.S. in mechanical engineering from the Rose-Hulman Institute of Technology. Has served in a variety of senior management and executive positions at Caterpillar, requiring expertise in engineering and technology.

Director Insights

Q	What areas of Chevron’s strategy do you feel investors should be focused on in the coming years?	A	“Investors should note Chevron’s ability to produce cash across the macroeconomic cycle, which has allowed Chevron to reward our stockholders with predictable dividend growth and a robust share buyback program.”

Chevron Corporation 2024 Proxy Statement

election of directors

Cynthia J. Warner | 65		Director
Former President and CEO Renewable Energy Group, Inc.	Director Since June 2022	Independent Yes
Board Committees
Public Policy and Sustainability

Current Public Company Directorships • Sempra; Bloom Energy Prior Public Company Directorships (within past five years) • Renewable Energy Group, Inc.; IDEX Corporation

Other Directorships and Memberships

•  Trustee of the Committee for Economic Development; member of the National Petroleum Council; Board of Advisors of Vanderbilt University School of Engineering; member of the Executive Committee of the Board of Advisors of Columbia University Center on Global Energy Policy; Board of Trustee of the University of the Incarnate Word

Professional Experience

GVP Climate, a venture capital firm that focuses on early-stage clean technology

•	Senior Operating Partner (since 2023)

Renewable Energy Group, Inc. (“Renewable Energy Group”), a global producer and supplier of bio-based diesel

•	President, CEO, and Director (2019–2022)

Andeavor (formerly Tesoro Corporation), an integrated marketing, logistics, and refining company

•	Executive Vice President, Operations (2016–2018); Executive Vice President, Strategy and Business Development (2014–2016)

Sapphire Energy, a biofuels company

•	Chairman and CEO (2012–2014); Chairman and President (2009–2011)

BP (British Petroleum), a multinational oil and gas company

•	Group Vice President of Global Refining (2007–2009); Group Vice President of Health, Safety, Security, Environmental and Technology (2005–2007)

Skills and Experience Supporting Nomination

•

Business Leadership/Operations: Over 40 years of business leadership experience in the traditional and renewable energy sectors, holding key roles in technology development, operations, business development, strategy, environment, health, and safety. Named a Fortune 2020 Businessperson of the Year.

•

Environmental Affairs: More than 35 years of experience in the traditional and renewable energy sectors with an extensive background in refining and its health, safety, security, and environmental operations and efforts. Led the groundbreaking cooperative effort with the U.S. Environmental Protection Agency to shape a framework for clean air improvements, to which the entire U.S. refining industry eventually signed on. Senior Operating Partner at GVP Climate, a venture capital firm seeking to invest in early-stage firms with technologies that will help to foster a transition to a lower carbon system.

•	Finance: More than a decade of financial responsibility and experience at Sapphire Energy, Andeavor/Marathon, and Renewable Energy Group.

•

Global Business/International Affairs: Former CEO of an international company that produces and supplies renewable fuels like biodiesel and renewable diesel, renewable chemicals, and other products. Current and former director of companies with international operations. Worked and resided internationally for over 10 years, including having responsibility for operations of refineries and pipeline systems in five continents.

•

Leading Business Transformation: Developed and executed a strategy to grow Renewable Energy Group’s value delivery by over three times in three years; spearheaded significant growth at Andeavor, including acquisition of Western Refining and purchase and conversion of the Dickinson refinery to a renewable diesel plant; oversaw implementation of a multifaceted operations management system for BP’s entire refining system; led award-winning effort to improve union/management relationships at the Amoco Texas City refinery.

•

Science/Technology/Engineering: B.S. in chemical engineering from Vanderbilt University. Served as process development engineer and internal process technology consultant at Amoco Oil Company for over a decade. As CEO of Sapphire Energy, oversaw development of technology to produce oil from algae, successfully building and placing into operation one of the largest algae farms in the world. Currently serving on the Board of Advisors of Vanderbilt University School of Engineering and appointed to its Academy of Distinguished Alumni in 2019.

Director Insights

Q	Are there any notable ways in which the Board has evolved over your tenure as a Director?	A	“The Chevron Board is collectively inquisitive and learning-oriented. This fosters a culture of continual growth and deeper understanding of — and appreciation for — the challenges and opportunities the Company is facing.”

Chevron Corporation 2024 Proxy Statement

election of directors

Michael K. (Mike) Wirth | 63		Chairman Since February 2018
Chairman and CEO Chevron Corporation	Director Since February 2017	Independent No
Board Committees
None

Current Public Company Directorships • None Prior Public Company Directorships (within past five years) • None

Other Directorships and Memberships

•  Member of the Board of Directors of American Petroleum Institute and Catalyst; member of the National Petroleum Council, the Business Roundtable, the World Economic Forum International Business Council, the American Heart Association CEO Roundtable, The Business Council, and the American Society of Corporate Executives

Professional Experience

Chevron

•	Chairman and CEO (since 2018)
•

Vice Chairman of the Board (2017–2018); Executive Vice President of Midstream & Development (2016–2018); Executive Vice President of Downstream & Chemicals (2006–2015); President of Global Supply and Trading (2003–2006)

•	Joined Chevron as a design engineer in 1982

Skills and Experience Supporting Nomination

•

Business Leadership/Operations: Chairman and CEO of Chevron. Twelve years as Executive Vice President of Chevron. More than three decades of experience in senior management and executive positions at Chevron.

•

Environmental Affairs: As Chairman and CEO of Chevron, oversees all aspects of Chevron’s environmental policies and strategies. Oversaw environmental policies and strategies of Chevron’s Downstream & Chemicals and shipping and pipeline operations.

•	Finance: CEO of a Fortune 100 company. More than a decade of financial responsibility and experience at Chevron.

•

Global Business/International Affairs: Chairman and CEO of a Fortune 100 company with extensive international operations. Served as President of Marketing for Chevron’s Asia/Middle East/Africa marketing business based in Singapore and served as director of Caltex Australia Ltd. and GS Caltex in South Korea.

•

Government/Regulatory/Public Policy: More than three decades of experience in a highly regulated industry. As Chairman and CEO of Chevron, oversees all aspects of Chevron’s government, regulatory, and public policy affairs.

•

Leading Business Transformation: From 2010 to 2012, led the major turnaround of Chevron’s global Downstream & Chemicals business, including significant portfolio rationalization, new supply chain processes, manufacturing improvements, and comprehensive organizational restructuring. Cost savings, margin growth, and execution improvement drove a significant shift in relative competitive performance on safety, reliability, and profitability. In 2019 and 2020, led transformation of Chevron Corporation, including the largest corporate restructuring in more than two decades. Approach was comprehensive and addressed strategy, portfolio business model, culture, and efficiency. Completed a major acquisition at the same time.

•

Science/Technology/Engineering: B.S. in chemical engineering from the University of Colorado. More than three decades of experience at Chevron. Joined as a design engineer and advanced through a number of engineering, construction, marketing, and operations roles.

Director Insights

Q	Which Chevron facility visit over the past two years has enhanced your perspective of Chevron, and how?	A	“Our visit to our operations in Colorado was a great opportunity for the Board to witness the benefits of the acquisition of Noble Energy in addition to the then-pending acquisition of PDC Energy. It also provided opportunities to learn more about innovation in development of lower carbon-intensity production.”

Chevron Corporation 2024 Proxy Statement

election of directors

director orientation and education

Chevron’s Board maintains a new Director orientation program that is preferably completed during a new Director’s first year of Board service. The orientation program has three main components: (1) written materials detailing information about Chevron, such as Chevron’s governing documents, recent U.S. Securities and Exchange Commission (“SEC”) filings, and press releases; (2) a series of meetings with Chevron’s senior executives; and (3) Chevron facility/site visits to experience Chevron’s operations in person (visits include a Downstream facility, typically a refinery, and an upstream operation). Beyond orientation, Directors regularly visit Chevron work locations to meet with employees and learn about particular operations. Directors are provided with a list of continuing director education opportunities, and all Directors are encouraged to periodically attend director continuing education programs offered by various organizations. In addition, Directors benefit from access to various governance and directorship organizations and publications to which Chevron subscribes. Directors also receive a weekly digest of news articles related to Chevron and ongoing education through Board briefings and presentations on various topics at Board and Committee meetings, which regularly include outside speakers.

vote required

Each Director nominee who receives a majority of the votes cast (i.e., the number of shares voted FOR a Director nominee must exceed the number of shares voted AGAINST that Director nominee, excluding abstentions) will be elected a Director in an uncontested election. Any shares not voted (whether by abstention or otherwise) will have no impact on the elections.

If the number of Director nominees exceeds the number of Directors to be elected — a circumstance we do not anticipate — the Directors shall be elected by a plurality of the shares present in person or by proxy at the Annual Meeting, or any adjournment or postponement thereof, and entitled to vote on the election of Directors.

your board’s recommendation

Your Board recommends that you vote FOR each of the 12 Director nominees named in this Proxy Statement.

Chevron Corporation 2024 Proxy Statement

director compensation

objectives

Compensation for our non-employee Directors is designed to be competitive with compensation for directors of other large, global energy companies and other large, capital-intensive, international companies; to link rewards to business results and stockholder returns; and to align stockholder and Director interests through Director ownership of Chevron common stock.

overview

Under the Chevron Corporation Non-Employee Directors’ Equity Compensation and Deferral Plan, as amended, and Plan Rules, as amended (together, the “NED Plan”), Chevron’s Annual Compensation Cycle for its non-employee Directors is the period commencing on the day of the Annual Meeting at which the non-employee Director is elected through the day immediately preceding the next Annual Meeting.

Our non-employee Director compensation program consists primarily of a cash component and an equity component. Non-employee Directors do not receive fees for attending Board or Committee meetings, nor do they receive fees for meeting with stockholders. We do not provide non-equity incentive awards, nor do we provide a retirement plan for non-employee Directors.

Our Chief Executive Officer is not paid additional compensation for service as a Director.

cash retainer

The non-employee Directors of the Board approved an increase in non-employee Director compensation, effective as of the 2023 Annual Meeting, as described in last year’s Proxy Statement. As a result, non-employee Directors received total annual compensation of $390,000 per non-employee Director, with approximately 40%, or $155,000, paid in cash and approximately 60%, or $235,000, paid in restricted stock units (“RSUs”). In line with historical practice, an additional cash retainer, in the amounts described herein, was paid to the independent Lead Director and each Committee Chair.

Each cash retainer is paid in monthly installments beginning with the date the non-employee Director is elected to the Board. Under the NED Plan, non-employee Directors can elect to defer receipt of any portion of their cash compensation. Deferral elections must be made by December 31 in the year preceding the year in which the cash to be deferred is earned. Deferrals are credited, at the non-employee Director’s election, into accounts tracked with reference to the same investment fund options available to participants in the Chevron Deferred Compensation Plan II, including a Chevron Stock Fund. None of the earnings under the NED Plan are above market or preferential. Distribution of deferred amounts is in cash except for amounts valued with reference to the Chevron Stock Fund, which are distributed in shares of Chevron common stock.

equity compensation

RSUs are granted on the date of the Annual Meeting at which the non-employee Director is elected. If a non-employee Director is elected to the Board between annual meetings, a prorated grant is made. RSUs are paid out in shares of Chevron common stock unless the non-employee Director has elected to defer the payout until retirement. RSUs are subject to forfeiture (except when the non-employee Director dies, reaches mandatory retirement age of 74, becomes disabled, changes primary occupation, or enters government service) until the earlier of 12 months or the day preceding the first Annual Meeting following the date of the grant, at which time they vest.

expenses and charitable matching gift program

Non-employee Directors are reimbursed for out-of-pocket expenses incurred in connection with the business and affairs of Chevron. Non-employee Directors are eligible to participate in Chevron Humankind, our charitable matching gift and community involvement program, which is available to any employee, retiree, and Director. For active employees and non-employee Directors, we match contributions to eligible entities and grants for volunteer time, up to a maximum of $10,000 per year.

Chevron Corporation 2024 Proxy Statement

director compensation

governance

The Governance Committee evaluates and recommends to the Board the compensation for non-employee Directors, and the Board approves the compensation. Our executive officers have no role in determining the amount or form of non-employee Director compensation. The Committee may retain the services of an independent compensation consultant to assist the Committee with its work. The Committee did not do so in 2023.

director stock ownership guidelines

Under the Corporate Governance Guidelines, each non-employee Director is expected, within five years of when the Director first becomes subject to the guidelines, to own shares of Chevron common stock that have a value equal to seven times their annual cash retainer, or 15,000 shares, for serving as a Director. Shares may be owned directly by the individual, owned jointly with, or separately by, the Director’s spouse, or held in trust for the benefit of the Director, the Director’s spouse, or the Director’s children. All non-employee Directors with more than five years of service have met our stock ownership guidelines, and all non-employee Directors with less than five years of service have met or are on target to meet our stock ownership guidelines within the expected time.

Chevron Corporation 2024 Proxy Statement

director compensation

2023 non-employee director compensation

The 2023 non-employee Directors’ annual compensation, and the additional annual cash retainer for the independent Lead Director and each Board Committee Chair, are described below.

Position	Cash retainer	RSUs

Non-Employee Director	$155,000	$235,000

Independent Lead Director	$50,000	—

Audit Committee Chair	$30,000	—

Board Nominating and Governance Committee Chair	$20,000	—

Management Compensation Committee Chair	$25,000	—

Public Policy and Sustainability Committee Chair	$20,000	—

compensation during the fiscal year ended december 31, 2023

The following table sets forth the compensation of our non-employee Directors for the fiscal year ended December 31, 2023.

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	All other compensation ($)(2)	Total ($)

Wanda M. Austin	$222,500(3)(4)	$235,000	$10,000	$467,500

John B. Frank	$152,500(5)	$235,000	$10,000	$397,500

Alice P. Gast	$152,500(5)	$235,000	$28,581	$416,081

Enrique Hernandez, Jr.	$172,500(3)	$235,000	$10,000	$417,500

Marillyn A. Hewson	$152,500(5)	$235,000	$10,000	$397,500

Jon M. Huntsman Jr.	$152,500	$235,000	—	$387,500

Charles W. Moorman	$177,500(3)(5)	$235,000	$10,000	$422,500

Dambisa F. Moyo	$152,500	$235,000	—	$387,500

Debra Reed-Klages	$182,500(3)	$235,000	—	$417,500

Ronald D. Sugar	$ 75,000(5)(6)	—	$15,751	$ 90,751

D. James Umpleby III	$152,500(5)	$235,000	$10,000	$397,500

Cynthia J. Warner	$152,500(5)	$235,000	$10,000	$397,500

Chevron Corporation 2024 Proxy Statement

director compensation

(1)

Amounts reflect the aggregate grant date fair value for RSUs granted in 2023 under the NED Plan. We calculate the grant date fair value of these awards in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation–Stock Compensation (“ASC Topic 718”), for financial reporting purposes. The grant date fair value of these RSUs was $153.12 per unit, the closing price of Chevron common stock on May 30, 2023. RSUs accrue dividend equivalents, the value of which is factored into the grant date fair value, and vest on the earlier of 12 months or the day preceding the first Annual Meeting following the date of the grant. For purposes of this table only, estimates of forfeitures related to service-based vesting conditions for awards have been disregarded. RSUs are payable in Chevron common stock.

At December 31, 2023, the following non-employee Directors had the following number of shares subject to outstanding stock awards, deferrals, or stock options:

Name	Stock units(a)	RSUs(a)	Stock units from Director’s deferral of cash retainer(b)	Stock options(c)	Total

Wanda M. Austin	—	1,565	—	—	1,565

John B. Frank	—	14,251	—	14,413	28,664

Alice P. Gast	—	24,584	—	—	24,584

Enrique Hernandez, Jr.	—	27,431	1,544	—	28,975

Marillyn A. Hewson	—	6,527	3,233	—	9,760

Jon M. Huntsman Jr.	—	1,565	—	—	1,565

Charles W. Moorman	—	30,256	16,107	28,809	75,172

Dambisa F. Moyo	—	5,329	—	—	5,329

Debra Reed-Klages	—	11,608	1,240	—	12,848

Ronald D. Sugar	9,708	48,368	19,984	—	78,060

D. James Umpleby III	—	1,565	—	—	1,565

Cynthia J. Warner	—	2,913	133	—	3,046

(a)

Represents awards of stock units and dividend equivalents from 2005 through 2006 and awards of RSUs and dividend equivalents beginning in 2007, rounded to whole units. Awards of stock units and deferred RSUs are settled in shares of Chevron common stock in either one or 10 annual installments following the Director’s retirement, resignation, or death. RSUs not deferred are settled in shares upon vesting on the earlier of 12 months or the day preceding the first Annual Meeting following the date of the grant. The terms of awards of RSUs are described above.

(b)

Represents deferred compensation and dividend equivalents, rounded to whole units. Distribution will be made in either one or 10 annual installments. Any deferred amounts unpaid at the time of a Director’s death are distributed to the Director’s beneficiary.

(c)

Represents nonstatutory/nonqualified stock options awarded under the NED Plan prior to December 31, 2021. Effective December 31, 2021, non-employee Directors may no longer elect to receive stock options in lieu of their cash retainer. Any outstanding stock options previously granted remain outstanding under the terms of the original grant until the options are exercised or expire.

The stock options are exercisable for that number of shares of Chevron common stock determined by dividing the amount of the cash retainer subject to the election by the Black-Scholes value of a stock option on the date of grant. The stock options have an exercise price based on the closing price of Chevron common stock on the date of grant. Non-employee Directors who retire in accordance with Chevron’s Director Retirement Policy have until 10 years from the date of grant to exercise any outstanding options. Stock options do not accrue dividends or dividend equivalents.

Chevron Corporation 2024 Proxy Statement

director compensation

(2)	All Other Compensation for 2023 includes the following items:

Name	Perquisites(a)	Charitable(b)

Wanda M. Austin	—	$10,000

John B. Frank	—	$10,000

Alice P. Gast	$18,581	$10,000

Enrique Hernandez, Jr.	—	$10,000

Marillyn A. Hewson	—	$10,000

Jon M. Huntsman Jr.	—	—

Charles W. Moorman	—	$10,000

Dambisa F. Moyo	—	—

Debra Reed-Klages	—	—

Ronald D. Sugar	$15,751	—

D. James Umpleby III	—	$10,000

Cynthia J. Warner	—	$10,000

(a)

Reflects perquisites and personal benefits received by a Director in 2023 to the extent that the total value of such perquisites and personal benefits was equal to or exceeded $10,000. For Drs. Gast and Sugar, amount includes expenses for the actual aggregate incremental cost incurred in connection with spousal attendance at a company event, including transportation and meals. The amount for Dr. Sugar also includes the value of gifts presented upon his retirement. A holiday gift was given to each Director.

(b)

Amounts reflect payments made to charitable organizations under Chevron Humankind, our charitable matching gift and community involvement program, to match donations made by the non-employee Directors in 2023.

(3)	Amount includes the additional retainer paid for serving as a Board Committee Chair during 2023.

(4)	Amount includes the additional cash retainer paid for serving as Lead Director during 2023.

(5)	Director has elected to defer all or a portion of the cash retainer under the NED Plan in 2023.

(6)	Dr. Sugar retired from the Board on May 31, 2023.

Chevron Corporation 2024 Proxy Statement

corporate governance

overview

Chevron is governed by a Board of Directors and Board Committees that meet throughout the year. Directors discharge their responsibilities at Board and Committee meetings and through other communications with management. Your Board is committed to strong corporate governance structures and practices that help Chevron compete more effectively, sustain its success, and build long- term stockholder value.

role of the board of directors

The Board oversees and provides guidance for Chevron’s business and affairs and oversees management’s development and implementation of Chevron’s strategy and business planning process. The Board monitors corporate performance, the integrity of Chevron’s financial controls, and the effectiveness of its legal compliance and enterprise risk management programs. This is generally a year-round process, culminating in Board reviews of Chevron’s strategic plan, its business plan, the next year’s capital expenditures budget, and key financial and operational indicators. The Board also oversees management and the succession of key executives.

corporate governance guidelines

Your Board has adopted Corporate Governance Guidelines to provide a transparent framework for the effective governance of Chevron. The Corporate Governance Guidelines are reviewed regularly and updated as appropriate. The full text of the Corporate Governance Guidelines can be found on our website at www.chevron.com/investors/corporate-governance. The guidelines address, among other topics:

•	Role of the Board

•	Board succession planning and membership criteria

•	Director independence

•	Board size

•	Director terms of office

•	Election of Directors

•	Other Board memberships

•	Director retirement policy

•	Number and composition of Board Committees

•	Board leadership and Lead Director

•	Executive sessions
•	Business Conduct and Ethics Code

•	Confidentiality

•	Succession planning

•	Board compensation

•	Board access to management and other employees

•	Director orientation and education

•	Evaluation of Board performance

•	Chief Executive Officer performance review

•	Director and officer stock ownership guidelines

•	Access to outside advisors

•	Board agenda and meetings

Chevron Corporation 2024 Proxy Statement

corporate governance

board leadership structure

Under Chevron’s By-Laws, the positions of Chairman of the Board and Chief Executive Officer are separate positions that may be occupied by the same person at the discretion of the Board. Chevron’s independent Directors select the Chairman of the Board annually. Thus, the Board has great flexibility to choose its optimal leadership structure depending upon Chevron’s particular needs and circumstances and to organize its functions and conduct its business in the most effective manner.

Annually, the Governance Committee conducts an assessment of Chevron’s corporate governance structures and processes, which includes a review of Chevron’s Board leadership structure and whether combining or separating the roles of Chairman and CEO is in the best interests of Chevron’s stockholders. At present, Chevron’s Board believes that it is in the stockholders’ best interests for the CEO, Michael K. Wirth, to also serve as Chairman of the Board. The Board believes that having Mr. Wirth serve as Chairman fosters an important unity of leadership between the Board and management that is subject to effective oversight by the independent Lead Director and the other independent Directors. The Board believes that it benefits from the significant knowledge, insight, and perspective of Chevron and the energy industry that Mr. Wirth has gained throughout his 41 years with Chevron. Our business is highly complex, and our projects often have long lead times, with many of our major capital projects taking more than 10 years from the exploration phase to first production. The Board believes that Mr. Wirth’s in-depth knowledge of the Company, coupled with his extensive industry expertise, makes him particularly qualified to lead Board discussions. Having Mr. Wirth serve as Chairman also promotes better alignment of Chevron’s long-term strategic development with its operational execution. Also, as a global energy company that negotiates concessions and leases with host-country governments around the world, it is advantageous to the Company for the CEO to represent the Chevron Board in such dialogues as its Chairman.

Significantly, the Board does not believe that combining the roles creates ambiguity about reporting relationships. The independent Directors believe it is clear that Mr. Wirth reports to and is accountable to the independent Directors, given the role of the independent Lead Director discussed below and the fact that the independent Directors, pursuant to their powers under the By-Laws, have affirmatively selected Mr. Wirth for the positions of Chairman and CEO, annually set his compensation, and regularly evaluate his performance. Moreover, the Board does not believe that having the CEO also serve as Chairman inhibits the flow of information and interactions among the Board, management, and other Company personnel. To the contrary, the Board has unfettered access to management and other Company employees, and the Board believes that having Mr. Wirth in the roles of both Chairman and CEO facilitates the flow of information and communications between the Board and management, which enhances the Board’s ability to obtain information and to monitor management.

independent lead director

Your Board recognizes the importance of independent Board oversight of the CEO and management and has developed policies and procedures designed to ensure independent oversight. In addition to conducting an annual review of the CEO’s performance, the independent Directors meet in executive session at each regular Board meeting, during which they discuss management’s performance and routinely formulate guidance and feedback, which the independent Lead Director provides to the CEO and other members of management.

Further, when the Board selects the CEO to also serve as Chairman, the independent Directors annually select an independent Lead Director, currently Dr. Austin. The Board routinely reviews the Lead Director’s responsibilities to ensure that these responsibilities enhance its independent oversight of the CEO and management and the flow of information and interactions among the Board, management, and other Company personnel. Annually the Lead Director leads the independent Directors’ review of candidates for all senior management positions. This succession planning process includes planning for both ordinary course succession, in the event of planned promotions and retirements, and planning for situations in which the CEO or another member of senior management unexpectedly becomes unable to perform the duties of their positions.

The Lead Director and the Chairman collaborate closely on Board meeting schedules, agendas, and information provided to the Board. These schedules, agendas, and the information provided to the Board frequently reflect input and suggestions from other members of the Board and management. You can read more about these particular processes in the “Board Agenda and Meetings” section of Chevron’s Corporate Governance Guidelines.

Any stockholder can communicate with the Lead Director or any of the other Directors in the manner described in the “Communicating

With the Board” section of this Proxy Statement.

Chevron Corporation 2024 Proxy Statement

corporate governance

As described in the “Board Leadership and Lead Director” section of Chevron’s Corporate Governance Guidelines, the Lead Director’s responsibilities are to:

•	Chair all meetings of the Board in the Chairman’s absence;

•	Chair the executive sessions;

•	Lead non-employee Directors in an annual discussion of the performance evaluation of the CEO as well as communicate that evaluation to the CEO;

•	Oversee the process for CEO succession planning;

•	Lead the Board’s review of the Governance Committee’s assessment and recommendations from the Board self-evaluation process;

•	Lead the individual Director evaluation process;

•	Serve as liaison between the Chairman and the independent Directors;

•	Consult with the Chairman on and approve agendas and schedules for Board meetings and other matters pertinent to the Corporation and the Board;

•	Be available to advise the Committee Chairs in fulfilling their designated roles and responsibilities;

•	Participate in the interview process for prospective directors with the Governance Committee;

•	Call meetings of the independent Directors and special meetings of the Board; and

•	Be available as appropriate for consultation and direct communication with major stockholders.

Also, as discussed in more detail in the “Year-Round Stockholder Engagement” section of this Proxy Statement, the Board encourages a robust investor engagement program. During these engagements, Board leadership is a frequent topic of discussion. In general, investors, including those who are philosophically opposed to combining the positions of Chairman and CEO, have overwhelmingly communicated to Chevron that they have minimal, if any, concerns about your Board or individual Directors or about Chevron’s policies and leadership structure. More specifically, these investors have voiced confidence in the strong counterbalancing structure of the robust independent Lead Director role. Dr. Austin has participated in engagements with our largest stockholders on multiple occasions over the past five years.

Chevron Corporation 2024 Proxy Statement

corporate governance

director independence

Your Board has determined that each Director who served in 2023 (Drs. Austin, Gast, and Sugar, Mses. Hewson, Moyo, Reed-Klages, and Warner, and Messrs. Frank, Hernandez, Huntsman, Moorman, and Umpleby), except for Mr. Wirth, is independent in accordance with the NYSE Corporate Governance Standards and that no material relationship exists with Chevron other than as a Director.

For a Director to be considered independent, the Board must determine that the Director does not have any material relationship with Chevron, other than as a Director. In making its determinations, the Board adheres to the specific tests for independence included in the NYSE Corporate Governance Standards. In addition, the Board has determined that the following relationships of Chevron Directors occurring within the last fiscal year are categorically immaterial to a determination of independence if the relevant transaction was conducted in the ordinary course of business:

•	A director of another entity if business transactions between Chevron and that entity do not exceed $5 million or 5% of the receiving entity’s consolidated gross revenues, whichever is greater;

•

An employee of another entity if business transactions in the most recent fiscal year between Chevron and that entity do not exceed $250,000 or 0.5% of the receiving entity’s consolidated gross revenues for that year, whichever is greater;

•

A director of another entity if Chevron’s discretionary charitable contributions to that entity do not exceed $1 million or 2% of that entity’s gross revenues, whichever is greater, and if the charitable contributions are consistent with Chevron’s philanthropic practices; and

•

A relationship arising solely from a Director’s ownership of an equity or limited partnership interest in a party that engages in a transaction with Chevron as long as the Director’s ownership interest does not exceed 2% of the total equity or partnership interest in that other party.

These categorical standards are contained in our Corporate Governance Guidelines, which are available on our website at www.chevron.com/investors/corporate-governance and are available in print upon request.

Chevron Corporation 2024 Proxy Statement

corporate governance

board committees

Chevron’s Board of Directors has four standing Committees: Audit; Board Nominating and Governance; Management Compensation; and Public Policy and Sustainability. The Audit, Board Nominating and Governance, and Management Compensation Committees are each constituted and operated according to the independence and other requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the NYSE Corporate Governance Standards. Each independent Director, including each member of the Management Compensation Committee, is a “non-employee” director under the SEC rules related to Section 16 reporting. In addition, each member of the Audit Committee is financially literate and an “audit committee financial expert,” as such terms are defined under the NYSE Corporate Governance Standards and the Exchange Act and related rules.

Each Committee is chaired by an independent Director who determines the agenda, the frequency, and the length of the meetings and who has unlimited access to management, information, and outside advisors, as necessary. Each non-employee Director generally serves on one or two Committees. Committee members serve staggered terms, enabling Directors to rotate periodically to different Committees. Four- to six-year terms for Committee Chairs facilitate rotation of Committee Chairs while preserving experienced leadership.

Each Committee operates under a written charter that sets forth the purposes and responsibilities of the Committee as well as qualifications for Committee membership. Each Committee assesses the adequacy of its charter periodically and recommends changes to the Governance Committee. All Committees report regularly to the full Board of Directors with respect to their activities. Committee charters can be viewed on Chevron’s website at www.chevron.com/investors/corporate-governance.

board and committee meetings and attendance

In 2023, your Board held six regular Board meetings and four special Board meetings, with each regular meeting including an executive session of independent Directors led by our independent Lead Director. In addition, 24 Committee meetings were held in 2023, which included nine Audit Committee, six Governance Committee, four Management Compensation Committee, and four Public Policy and Sustainability Committee meetings, and one joint meeting of the Governance and the Public Policy and Sustainability Committees. All Directors attended at least 95% of their Board and Committee meetings in 2023. Chevron’s policy regarding Director attendance at the Annual Meeting, as described in the “Board Agenda and Meetings” section of Chevron’s Corporate Governance Guidelines (available at www.chevron.com/investors/corporate-governance), is that all Directors are expected to attend the Annual Meeting, absent extenuating circumstances. All Directors attended the 2023 Annual Meeting.

board and committee evaluations

Each year, your Board and its Committees perform a rigorous and comprehensive self-evaluation of the Board, Board Committees, and individual Directors to assess effectiveness and identify specific areas for improvement. As required by Chevron’s Corporate Governance Guidelines, the Governance Committee oversees this process, which includes the following:

•

Each Director completes a performance evaluation providing detailed and anonymous input and identifying specific areas for improvement regarding the performance and effectiveness of the Board, the Board Committees, and individual Directors.

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For a more rigorous evaluation of individual Director performance, each Director completes a separate performance evaluation of each independent Director and submits the evaluations to outside counsel retained by the Company at the Governance Committee’s request. Outside counsel compiles the results of the evaluations into an individualized report on each independent Director, which are sent to the Lead Director for consideration and action as appropriate (the Chair of the Audit Committee receives the report on the Lead Director).

•

The Lead Director meets individually with each independent Director to review the report prepared by outside counsel and provides feedback (the Chair of the Audit Committee meets with the Lead Director to review the report on the Lead Director). The Lead Director also uses these meetings to obtain further insight into matters relating to the Board and Board Committee evaluations.

•

The Governance Committee reviews the results and feedback from the Board and Board Committee evaluation process and makes recommendations to the Board for improvements, as appropriate. The independent Lead Director leads a discussion of the evaluation results during an executive session of the Board and communicates relevant feedback to the CEO. Your Board has successfully used this process to evaluate Board, Committee, and individual Director effectiveness, and to identify opportunities to strengthen the Board.

Chevron Corporation 2024 Proxy Statement

corporate governance

audit committee summary

Purpose: The Audit Committee assists your Board in fulfilling its responsibility to provide independent, objective oversight of Chevron’s financial reporting and internal control processes.

Debra Reed-Klages (Chair)	John B. Frank	Marillyn A. Hewson	Dambisa F. Moyo

Independence: Each member is independent
under the NYSE Corporate Governance
Standards and SEC rules

Financial expert: Each member is “financially
literate” and an “audit committee financial
expert,” as such terms are defined under the
NYSE Corporate Governance Standards and
the Exchange Act and related rules

committee charter:

www.chevron.com/investors/corporate-governance/audit-committee committee meetings held in 2023: 9

committee functions:

•	Selects the independent registered public accounting firm for endorsement by the Board and ratification by the stockholders

•	Reviews reports of the independent registered public accounting firm and internal auditors

•	Reviews and approves the scope and cost of all services (including non-audit services) provided by the independent registered public accounting firm

•	Monitors the effectiveness of the audit process and financial reporting

•	Monitors the maintenance of an effective internal audit function
•	Reviews the adequacy of accounting, internal control, auditing, and financial reporting matters

•	Monitors implementation and effectiveness of Chevron’s compliance policies and procedures

•	Assists the Board in fulfilling its oversight of enterprise risk management, particularly financial risks, including, but not limited to, financial risk exposures related to cybersecurity, and sustainability and climate change risks, and Chevron’s Operational Excellence audit and assurance process

•	Evaluates the effectiveness of the Audit Committee

committee oversight of risk:

•	Assists the Board in fulfilling its oversight of accounting and financial reporting processes, including the audits and integrity of Chevron’s financial statements; financial risk exposures (including tax) as part of Chevron’s broad enterprise management program; Chevron’s Operational Excellence (“OE”) audit and assurance process; the qualifications, performance, and independence of the independent auditor; the effectiveness of internal controls over financial reporting; and the implementation and effectiveness of Chevron’s compliance programs and Internal Audit function

•	Meets with and reviews reports from Chevron’s independent registered public accounting firm and internal auditors

•	Discusses Chevron’s policies with respect to financial risk assessment and financial risk management, including, but not limited to, cybersecurity and sustainability and climate change risks

•	Meets with Chevron’s Chief Compliance Officer and certain members of Chevron’s Compliance Policy Committee to receive information regarding compliance policies and procedures and internal controls

•	Meets with Chevron’s Chief Information Officer and Chief Information Security Officer at least twice a year to review cybersecurity implications and risk management on financial exposures

•	Meets with Chevron’s General Manager who oversees OE audit and assurance at least once a year to review findings of OE audits and corrective actions being taken to address priority findings

•	Meets with Chevron’s General Counsel to review significant litigation matters

•	Meets with Chevron’s General Tax Counsel to review significant tax matters

•	Reports its discussions to the full Board for consideration and action when appropriate

Chevron Corporation 2024 Proxy Statement

corporate governance

board nominating and governance committee summary

Purpose: The Board Nominating and Governance Committee is responsible for recommending to the Board qualified Director candidates for consideration, assisting the Board in organizing itself to discharge its duties and responsibilities, and providing oversight of Chevron’s governance practices and policies.

Wanda M. Austin (Chair)	Alice P. Gast	Charles W. Moorman	D. James Umpleby III	Independence: Each member is independent under the NYSE Corporate Governance Standards committee charter:

www.chevron.com/investors/corporate-governance/board-nominating-governance committee meetings held in 2023: 7

committee functions:

•	Evaluates the effectiveness of the Board and its Committees and recommends changes to improve Board, Board Committee, and individual Director effectiveness

•	Assesses the size and composition of the Board to evaluate the skills and experience that are currently represented, as well as the skills and characteristics that the Board may find valuable in the future, including, but not limited to, diversity, business leadership, finance, policy, and environmental and climate change experience

•	Engages in succession planning for the Board and key leadership roles on the Board and its Committees

•	Recommends prospective Director nominees

•	Oversees the orientation process for new Directors and ongoing education for Directors
•	Reviews and approves non-employee Director compensation

•	Evaluates and recommends changes as appropriate in Chevron’s Corporate Governance Guidelines, Restated Certificate of Incorporation, By-Laws, and other Board- adopted governance provisions

•	Assesses stock ownership guidelines for Directors and the Directors’ ownership relative to the guidelines

•	Reviews stockholder proposals and recommends (in conjunction with the Public Policy and Sustainability Committee) Board responses to proposals

•	Assists the Board in fulfilling its oversight of enterprise risk management, particularly risks in connection with Chevron’s corporate governance practices and processes

•	Evaluates the effectiveness of the Governance Committee

committee oversight of risk:

•	Assists the Board in fulfilling its oversight of risks that may arise in connection with Chevron’s governance practices and processes

•	Conducts an annual evaluation of Chevron’s governance practices with the help of the Corporate Governance Department

•	Discusses risk management in the context of general governance matters, including topics such as Board succession planning to ensure desired skills and attributes are represented, including, but not limited to, diversity, business leadership, finance, policy, and environmental and climate change experience; Board and individual Director assessment; delegations of authority and internal approval processes; stockholder proposals and activism; and Director and officer liability insurance

•	In conjunction with the Public Policy and Sustainability Committee, oversees Chevron’s stockholder engagement program and makes recommendations regarding stockholder engagement

•	Reports its discussions to the full Board for consideration and action when appropriate

Chevron Corporation 2024 Proxy Statement

corporate governance

management compensation committee summary

Purpose: The Management Compensation Committee assists the Board in overseeing the Company’s executive compensation strategy and governance, compensation philosophy, policies, design, and administration to allow for executive attraction, retention, diversity, and alignment with stockholder interests.

Charles W. Moorman (Chair)	Wanda M. Austin	Enrique Hernandez, Jr.	Jon M. Huntsman Jr.	Independence: Each member is independent under the NYSE Corporate Governance Standards committee charter:

www.chevron.com/investors/corporate-governance/ management-compensation committee meetings held in 2023: 4

committee functions:

•	Conducts an annual review of the CEO’s performance

•	Reviews and recommends to the independent Directors salary and the short-term and long-term incentive compensation for the CEO

•	Evaluates performance for executive officers, other than the CEO, and other senior leaders under their purview

•	Reviews and approves salaries and short-term and long-term incentive compensation for executive officers other than the CEO

•	Reviews the annual Compensation Discussion and Analysis (“CD&A”) and recommends to the independent Directors to include in the Proxy Statement

•	Oversees the design and administration of Chevron’s executive compensation programs, policies, and benefit plans
•	Reviews Chevron’s strategies and supporting processes for executive retention and diversity

•	Reviews and approves an executive compensation philosophy that aligns with Chevron’s strategy and stockholder interests, including those related to sustainability and climate change risks and opportunities

•	Reviews and approves peer group(s) used to benchmark executive compensation levels, program design and practices, and relative performance

•	Assists the Board in fulfilling its oversight of enterprise risk management, particularly risks in connection with Chevron’s compensation programs

•	Evaluates the effectiveness of the Management Compensation Committee committee oversight of risk:

•	Assists the Board in fulfilling its oversight of risks that may arise in connection with Chevron’s compensation programs and practices

•	Reviews the design and goals of Chevron’s compensation programs and practices in the context of possible risks to Chevron’s financial and reputational well-being, and alignment with stockholders’ interests, including those related to sustainability and climate change risks and opportunities
•	Reviews Chevron’s strategies and supporting processes for executive retention and diversity

•	Reports its discussions to the full Board for consideration and action when appropriate

Chevron Corporation 2024 Proxy Statement

corporate governance

public policy and sustainability committee summary

Purpose: The Public Policy and Sustainability Committee assists the Board in overseeing environmental, social, human rights, political, and public policy matters relevant to Chevron’s activities and performance and in effectively responding to stockholder concerns related to these key topics.

Enrique Hernandez, Jr. (Chair)	Alice P. Gast	Jon M. Huntsman Jr.	D. James Umpleby III	Cynthia J. Warner	Independence: Each member is independent under the NYSE Corporate Governance Standards committee charter:

www.chevron.com/investors/corporate-governance/public-policy committee meetings held in 2023: 5

committee functions:

•	Identifies, monitors, and evaluates domestic and international environmental, social, human rights, political, and public policy matters, including those related to sustainability and climate change, that are relevant to Chevron’s activities and performance

•	Assists the Board in devoting appropriate attention and effective response to stockholder concerns regarding such issues

•	Recommends to the Board policies, programs, and practices concerning support of charitable, political, and educational organizations

•	Reviews annually the policies, procedures, expenditures, and public disclosure practices related to Chevron’s political activities, including political contributions and direct and indirect lobbying

•	Reviews stockholder proposals and recommends (in conjunction with the Governance Committee) Board responses to proposals

•	Assists the Board in fulfilling its oversight of enterprise risk management, particularly risks in connection with the environmental, social, human rights, political, and public policy aspects of Chevron’s activities, and in doing so directs that the Company consider a broad range of perspectives

•	Evaluates the effectiveness of the Public Policy and Sustainability Committee

committee oversight of risk:

•	Assists the Board in fulfilling its oversight of risks that may arise in connection with the social, political, environmental, human rights, and public policy aspects of Chevron’s business and the communities in which it operates

•	Provides oversight and guidance on and receives reports regarding environmental matters, including those related to sustainability and climate change, in connection with Chevron’s projects and operations

•	Discusses risk management in the context of, among other things, legislative and regulatory initiatives (including political activities such as political contributions and lobbying), safety and environmental stewardship, community relations, government and nongovernmental organization relations, and Chevron’s global reputation

•	In conjunction with the Governance Committee, oversees Chevron’s stockholder engagement program and makes recommendations regarding stockholder engagement

•	Reports its discussions to the full Board for consideration and action when appropriate

Chevron Corporation 2024 Proxy Statement

corporate governance

board oversight of strategy

The Board of Directors provides guidance to and oversight of management with respect to Chevron’s business strategy throughout the year. The Board dedicates at least one meeting each year to focus on Chevron’s strategic planning. In five of the past six years, the Board participated in expanded offsite strategy sessions that included presentations by third-party experts to discuss energy transition issues. In addition, various elements of strategy are discussed at every Board meeting, as well as at many meetings of the Board’s Committees. The Board also dedicates one meeting each year to review Chevron’s five-year business plan and to endorse the business plan, performance objectives, and capital and exploratory budget for the coming year. Chevron’s strategic plan sets direction, aligns our organization, and differentiates us from the competition. The Board guides our actions to successfully manage risk and deliver stockholder value. The Board and the Board Committees oversee fundamental components of Chevron’s strategic plan, and management is charged with executing the business strategy. In order to assess performance against our strategic plan, the Board receives regular updates on progress and execution and provides guidance and direction throughout the year. In addition, the vice president of Chevron Strategy & Sustainability is a member of the Global Issues Committee, an executive-level committee that oversees the development of Chevron’s policies and positions related to global issues that may have significant impact on Chevron’s business interests and reputation. The vice president of Chevron Strategy & Sustainability also serves as secretary to the Public Policy and Sustainability Committee, helping to connect the Global Issue Committee’s work to the Board’s Public Policy and Sustainability Committee.

higher returns, lower carbon

At Chevron, we believe the future of energy is lower carbon, and we support the global ambitions of the Paris Agreement. Affordable, reliable, ever-cleaner energy is essential to achieving a more prosperous world. Chevron’s strategy is to leverage our strengths to safely deliver lower carbon energy to a growing world. Our objective is to safely deliver higher returns, lower carbon, and superior stockholder value in any business environment.

We are building on our capabilities, assets, and customer relationships as we aim to lead in lower carbon intensity oil, products, and natural gas, as well as advance new products and solutions that reduce the carbon emissions of major industries. We aim to grow our oil and gas business, lower the carbon intensity of our operations, and grow lower carbon businesses in renewable fuels, carbon capture utilization and storage (“CCUS”) and offsets, hydrogen, and other emerging technologies.

Our Board has been heavily engaged in support of our energy transition strategy on our stockholders’ behalf. We intend to be a leader by delivering lower carbon energy to meet demand today and help develop new solutions for tomorrow. We’re doing this by:

•	Investing efficiently in high-return projects;

•	Lowering the carbon intensity of our operations through energy efficiency, methane management, flaring reduction, and other means;

•	Helping to reduce the carbon emissions of major industries by advancing new products and solutions, including renewable fuels, CCUS, hydrogen, and other emerging technologies, such as geothermal; and

•	Supporting innovation and transformational technology to scale lower carbon solutions.

In 2021, Chevron established planned capital spend of approximately $10 billion through 2028 to advance its lower carbon strategy.

Chevron Corporation 2024 Proxy Statement

corporate governance

Lower carbon intensity of our operations:1 In 2021, we built upon our previously disclosed metrics and targets and updated greenhouse gas (“GHG”) emissions intensity targets through 2028, introduced a net zero aspiration by 2050 for upstream Scope 1 and 2 emissions, introduced the Portfolio Carbon Intensity (“PCI”) methodology to facilitate carbon-intensity accounting, and established a PCI target covering Scope 1, Scope 2, and certain Scope 3 emissions from use of products. The PCI metric encompasses the Company’s upstream and downstream business and includes Scope 1 (direct emissions), Scope 2 (indirect emissions from imported electricity and steam), and certain Scope 3 (primarily emissions from use of sold products) emissions. Our additional GHG emissions intensity metrics are equity- and commodity- based, which means that they represent Chevron’s ownership interest in our operated and nonoperated assets and consider the different uses of oil and gas (i.e., primarily transportation and power, respectively).

Our 2021 Climate Change Resilience Report (“CCRR”) – a report aligned with the recommendations of the Task Force on Climate-related Financial Disclosures (“TCFD”) – describes our GHG intensity targets for oil, gas, flaring, and methane for 2028, and our 2022 Methane Report provides detailed information on our ongoing work to reduce methane intensity and improve methane emissions inventories. In our most recent 2023 CCRR, we provided an update to our net zero aspiration by 2050 for upstream Scope 1 and Scope 2 emissions, we highlighted our efforts to advance the deployment of methane detection technology and actions to improve our performance, and we explained our approach to assessing carbon performance on a lifecycle basis.

In alignment with the Paris Agreement requirement that governments report their performance in five-year stocktakes, we have set metrics for 2023 (which were achieved in 2020) and 2028 and intend to set targets every five years thereafter. The table below summarizes Chevron’s principal GHG emissions intensity reduction targets:

	Chevron’s Portfolio Carbon Intensity (Scope 1, 2, and 3) equity-based reduction target for 2028

PCI	71	g CO2e/MJ

	Aspiration: Net-Zero Upstream business by 2050 (Scope 1 and 2)
	Chevron’s Upstream Carbon Intensity (Scope 1 and 2) reduction targets for 2028

	Upstream Carbon Intensity Equity-Based Targets

Oil	24	kg CO2e/boe for oil (global industry averages 46)

Gas	24	kg CO2e/boe for gas (global industry averages 71)

Methane	2	kg CO2e/boe for methane and a global methane detection campaign

Flaring	3 0	kg CO2e/boe for overall flaring routine flaring by 2030

CO2e	= carbon dioxide-equivalents MJ = megajoules boe = barrels of oil-equivalent kg = kilogram g = gram

Grow lower carbon businesses: We are also focused on growing businesses targeting harder-to-abate sectors, such as manufacturing, aviation, marine transport, and heavy-duty transportation. To accelerate progress, in 2021, we formed Chevron New Energies, an organization focused on areas where we believe we can build competitive advantages and that target these harder-to-abate sectors. Renewable fuels, CCUS and offsets, and hydrogen are key elements of our strategy, and we believe they are an important part of addressing climate change. These businesses will help advance our goal to reduce the carbon intensity of our own operations as well as help third-party customers in harder-to-abate sectors critical to the economy meet their lower carbon ambitions.

Renewable fuels are important products that can help reduce the lifecycle carbon intensity of transportation fuels while helping meet the world’s growing energy needs. We see CCUS opportunities in two areas: reducing the carbon intensity of our existing assets and building a carbon capture business, primarily through hubs with third-party emitters as partners and customers. We believe the use of lower carbon intensity hydrogen as a fuel source can help reduce the amount of GHG emissions entering the atmosphere; early use of traditional forms of hydrogen provide key opportunities to de-risk technology, enable development of supporting infrastructure including fuels stations, and contribute learnings. In addition, Chevron has a carbon trading organization, and as global demand grows, we expect to be a supplier of offsets.

1

Our ability to achieve any aspiration, target or objective outlined herein is subject to numerous risks, many of which are outside of our control. Examples of such risks include: (1) the continuing progress of commercially viable technologies and low- or non-carbon-based energy sources; (2) the granting of necessary permits by governing authorities; (3) the availability of cost-effective, verifiable carbon credits; (4) the availability of suppliers that can meet our sustainability and other standards; (5) evolving regulatory requirements affecting environmental, social, and governance standards or disclosures; (6) evolving standards for tracking and reporting on emissions and emissions reductions and removals; (7) customers’ and consumers’ preferences and use of the Company’s products or substitute products; and (8) actions taken by the Company’s competitors in response to legislation and regulations. Please refer to the risk factors regarding our aspirations, targets, and disclosures related to environmental, social, and governance matters included on pages 25-26 of Chevron’s Annual Report on Form 10-K for the year ended December 31, 2023.

Chevron Corporation 2024 Proxy Statement

corporate governance

Since 2019, the Management Compensation Committee has included milestones related to greenhouse gas management for the Chevron Incentive Plan (“CIP”) scorecard. To ensure accountability for our efforts to help advance a lower carbon future, we modified the 2021 CIP scorecard to include an Energy Transition category. In 2022, the CIP scorecard performance measures in the Energy Transition category were enhanced to include “renewable fuels,” “hydrogen,” and “carbon capture and offsets.” In the 2023 CIP scorecard, Lower Carbon has replaced the Energy Transition category, with performance measures that focus on “GHG management” and “New Energies.” The Lower Carbon category continues to respond to stockholder input and reinforces Chevron’s focus on reducing the carbon intensity of our oil and gas production and growing new energy businesses. The scorecard performance outcomes impact CIP payout for all eligible employees.

Reaching the ambitions of the Paris Agreement will require breakthroughs in technology and innovation, more ambitious government policy, the ability to attract and forge new partnerships, and many other important factors. No one country, no one industry, no one company acting alone can meet the world’s energy and climate goals. That’s why we intend to be the partner of choice for those with complementary strengths and shared aspirations.

human capital management

Chevron’s strategy requires the engagement of a skilled, high-performing workforce. The Board understands the importance of our workforce to the successful execution of our strategy and oversees our human capital strategy, including succession planning, our culture, and diversity and inclusion. The Board reviews executive succession planning at least twice per year, periodically receives updates on diversity, culture, and employee engagement, and interacts with employees at least twice per year during site visits and briefings at Company facilities, all of which is part of the Board’s oversight of human capital.

We invest in our workforce and culture, with the objective of engaging employees to develop their full potential to deliver energy solutions and enable human progress. We hire, develop, and strive to retain a diverse workforce of high-performing talent, and foster a culture that values diversity, inclusion, and employee engagement. The Chevron Way explains our beliefs, vision, purpose, and values. It guides how the Company’s employees work and establishes a common understanding of our culture and aspirations. Our leadership is accountable for the Company’s investment in people and the Company’s culture. This includes reviews of metrics addressing critical function hiring, leadership development, retention, diversity and inclusion, and employee engagement.

As we strive to empower our team, we are proud of the external recognition we have received, including, among other accolades, ratings of 100% on the Human Rights Campaign Foundation’s Corporate Equality Index for the 18th year in a row and the Disability Equality Index for the fifth consecutive year. Additional information about our efforts to put our people at the center of everything we do can be found on the “Social” and “Diversity and Inclusion” pages on our website.

hiring, development, and retention

Our approach to attracting, developing, and retaining a global, diverse workforce of high-performing talent is anchored in a long-term employment model that fosters an environment of personal growth and engagement. Our philosophy is to offer compelling career opportunities and a competitive total compensation and benefits package linked to individual and enterprise performance. We recruit new employees in part through partnerships with universities and diversity associations. In addition, we recruit experienced hires to provide specialized skills.

Our learning and development programs are designed to help employees achieve their full potential by building technical, operating, and leadership capabilities at all levels to produce energy safely, reliably, and efficiently. Our management regularly reviews metrics on employee training and development programs, which are continually refined to meet the needs of our evolving business. We invest in developing leadership at every level. For example, we maintain a coaching program that reaches deep into the organization, including frontline supervisors, managers, and individual contributors.

In addition, to ensure business continuity, management regularly reviews the talent pipeline, identifies and develops succession candidates, and builds succession plans for key positions.

The Board is actively involved in reviewing and approving executive compensation, personnel selections, and succession plans to ensure we have leadership in place with the requisite skills and experience. In addition to the annual review of the CEO led by the Lead Director, the CEO periodically provides the Board with an assessment of senior executives and their potential as successors for the CEO position, as well as perspectives on potential candidates for other senior management positions. Members of the Board also meet directly with potential candidates for senior management positions. Our development programs and succession planning practices prepare us to continue providing the energy that enables human progress around the world. In addition, the Board also meets with the Vice President and Chief Human Resources Officer biannually to discuss succession plans.

Chevron Corporation 2024 Proxy Statement

corporate governance

Management routinely reviews the retention of its professional population, which includes executives, all levels of management, and the majority of our regular employee population; the annual voluntary attrition for this population was 2.9% in 2023, a decrease as compared to our five-year historical rates. The voluntary attrition rate generally excludes employee departures under enterprisewide restructuring programs. We believe our low voluntary attrition rate is in part a result of the Company’s commitment to employee development, its long-term employment model, competitive pay and benefits, and its culture.

diversity and inclusion

We believe human ingenuity has the power to solve difficult problems when diverse people, ideas and experiences come together in an inclusive environment.

In recognition of the diverse backgrounds of its global employee base, Chevron also believes inclusive leadership development enhances performance and innovation. To that end, the Company offers numerous leadership development programs, such as the Global Women’s Leadership Development Program and Transformational Leadership for Multicultural Women, which are designed to provide forums for discussion of potential headwinds, advance professional growth, and foster a more inclusive work environment. We have 11 employee networks (voluntary groups of employees and allies that come together based on shared identity or interests) and a Chairman’s Inclusion Council, which provides the employee network presidents with a direct line of communication to the Chairman and Chief Executive Officer, the Chief Human Resources Officer, the Chief Diversity and Inclusion Officer, and the executive leadership team to collaborate and discuss how employee networks can reinforce the Company’s values of diversity and inclusion. Across many of its selection processes, we also continue to use inclusion counselors, who are specially trained Company leaders who help challenge group think and unconscious biases and provide outside perspectives when hiring for a position. The Company also strives to build an inclusive environment through innovative programs such as the Company’s MARC (Men Advocating Real Change) program launched in 2017, in partnership with the nonprofit organization Catalyst, which is designed to facilitate discussions on gender equity in the workplace. MARC is active in over 35 Chevron locations on six continents around the world, with over 5,000 participants since inception. The success and impact of MARC led to the creation of Elevate in 2020, a program that seeks to take the inclusion dialogue beyond gender.

The Company also aims to support a diverse and inclusive supply chain that is reflective of the communities where we operate. We believe that a diverse supply chain contributes to our success and growth. The Company maintains long-standing partnerships with non-profit organizations, including the National Minority Supplier Development Council, Women’s Business Enterprise National Council, National LGBT Chamber of Commerce and Disability:IN, that have helped many diverse businesses grow.

employee engagement

Employee engagement is an indicator of employee well-being and commitment to the Company’s values, purpose and strategies. We regularly conduct employee surveys to assess the health of the Company’s culture. Our survey frequency enables us to understand employee sentiment throughout the year and gain insights into employee well-being. Our surveys indicate high levels of employee engagement.

We prioritize the health, safety and well-being of our employees. Our safety culture empowers every member of our workforce to exercise stop-work authority without repercussion to address any potential unsafe work conditions. We have set clear expectations for leaders to deliver operational excellence by demonstrating their commitment to prioritizing the safety and health of its workforce and the protection of communities, the environment, and the Company’s assets.

Additionally, we offer long-standing employee support programs such as Ombuds, an independent resource designed to equip employees with options to address and resolve workplace issues; a Company hotline, where employees can report concerns to the Corporate Compliance department; and an Employee Assistance Program, a confidential consulting service that can help employees resolve a broad range of personal, family, and work-related concerns.

Chevron Corporation 2024 Proxy Statement

corporate governance

board oversight of risk

The Board of Directors and the Board Committees oversee Chevron’s risk management policies, processes, and practices for the risk management systems throughout the Company. Chevron faces a broad array of risks, including market, operational, strategic, legal, regulatory, political, financial, cybersecurity, sustainability, and climate change risks. The Board exercises its role of risk oversight in a variety of ways, including the following:

board of directors

•   Monitors overall corporate performance, the integrity of financial and other controls, and the effectiveness of Chevron’s legal compliance and enterprise risk management programs, risk governance practices, and risk mitigation efforts, particularly with regard to those risks specified by Chevron as “Risk Factors” in its 2023 Annual Report on Form 10-K and other filings with the SEC

•   Oversees management’s implementation and utilization of appropriate risk management systems at all levels of Chevron, including operating companies, business units, corporate departments, and service companies

•   Reviews specific facilities and operational risks as part of visits to Chevron operations

•   Reviews portfolio, capital allocation, and geopolitical risks in the context of the Board’s annual strategy session and the annual business plan and capital budget review and approval process

•   Receives reports from management on and considers risk matters in the context of Chevron’s strategic, business, and operational planning and decision making

•   Receives reports from management on, and routinely considers, critical risk topics such as operational, financial, geopolitical/ legislative, strategic, geological, security, commodity trading, skilled personnel/human capital, capital project execution, civil unrest, legal, technology/cybersecurity risk, and climate change risks audit committee

•   Assists the Board in fulfilling its oversight of accounting and financial reporting processes, including the audits and integrity of Chevron’s financial statements; financial risk exposures (including tax) as part of Chevron’s broad enterprise management program; Chevron’s Operational Excellence (OE) audit and assurance process; the qualifications, performance and independence of the independent auditor; the effectiveness of internal controls over financial reporting; and the implementation and effectiveness of Chevron’s compliance programs and Internal Audit function

•   Meets with and reviews reports from Chevron’s independent registered public accounting firm and internal auditors

•   Discusses Chevron’s policies with respect to financial risk assessment and financial risk management, including, but not limited to, cybersecurity and sustainability and climate change risks

•   Meets with Chevron’s Chief Compliance Officer and certain members of Chevron’s Compliance Policy Committee to receive information regarding compliance policies and procedures and internal controls

•   Meets with Chevron’s Chief Information Officer and Chief Information Security Officer at least twice a year to review cybersecurity implications and risk management on financial exposures

•   Meets with Chevron’s General Manager who oversees OE audit and assurance at least once a year to review findings of OE audits and corrective actions being taken to address priority findings

•   Meets with Chevron’s General Counsel to review significant litigation matters

•   Meets with Chevron’s General Tax Counsel to review significant tax matters

•   Reports its discussions to the full Board for consideration and action when appropriate

Chevron Corporation 2024 Proxy Statement

corporate governance

board nominating and governance committee

•   Assists the Board in fulfilling its oversight of risks that may arise in connection with Chevron’s governance practices and processes

•   Conducts an annual evaluation of Chevron’s governance practices with the help of the Corporate Governance Department

•   Discusses risk management in the context of general governance matters, including topics such as Board succession planning to ensure desired skills and attributes are represented, including, but not limited to, diversity, business leadership, finance, policy, and environmental and climate change experience; Board and individual Director assessment; delegations of authority and internal approval processes; stockholder proposals and activism; and Director and officer liability insurance

•   In conjunction with the Public Policy and Sustainability Committee, oversees Chevron’s stockholder engagement program and makes recommendations regarding stockholder engagement

•   Reports its discussions to the full Board for consideration and action when appropriate management compensation committee

•   Assists the Board in fulfilling its oversight of risks that may arise in connection with Chevron’s compensation programs and practices

•   Reviews the design and goals of Chevron’s compensation programs and practices in the context of possible risks to Chevron’s financial and reputational well-being, and alignment with stockholders’ interests, including those related to sustainability and climate change risks and opportunities

•   Reviews Chevron’s strategies and supporting processes for executive retention and diversity

•   Reports its discussions to the full Board for consideration and action when appropriate public policy and sustainability committee

•   Assists the Board in fulfilling its oversight of risks that may arise in connection with the social, political, environmental, human rights, and public policy aspects of Chevron’s business and the communities in which it operates

•   Provides oversight and guidance on and receives reports regarding environmental matters, including those related to sustainability and climate change, in connection with Chevron’s projects and operations

•   Discusses risk management in the context of, among other things, legislative and regulatory initiatives (including political activities such as political contributions and lobbying), safety and environmental stewardship, community relations, government and nongovernmental organization relations, and Chevron’s global reputation

•   In conjunction with the Governance Committee, oversees Chevron’s stockholder engagement program and makes recommendations regarding stockholder engagement

•   Reports its discussions to the full Board for consideration and action when appropriate sustainability oversight

Chevron’s sustainability efforts are focused on protecting the environment, empowering people, and getting results the right way. The Board oversees Chevron’s performance and management of various sustainability-related matters, including climate change, engagement and reporting, lobbying practices, human capital management, cybersecurity, and human rights. The Board also offers guidance on Chevron’s corporate sustainability reports and on the TCFD recommendation-aligned climate change resilience reports. The Board’s four standing Committees provide oversight and guidance on different aspects of sustainability issues. For example, the Public Policy and Sustainability Committee assesses and advises on risks that may arise in connection with social, political, environmental, and public policy aspects of Chevron’s business and helps management evaluate trends and potential implications. The Public Policy and Sustainability Committee is briefed on the work of the Chevron Global Issues Committee, an executive-level committee that is regularly updated on various sustainability-related matters, including engagements with stockholders and other stakeholders. The Audit Committee discusses potential financial risk exposures related to sustainability. The Governance Committee discusses maintaining appropriate Board composition to oversee various sustainability-related matters, including the review of stockholder proposals. The Management Compensation Committee discusses how to align incentive program design with Chevron’s sustainability efforts. The full Board retains ultimate oversight of all sustainability-related matters relevant to the Company and is committed to fostering long-term and institutionwide relationships with stockholders and listening to their input. The following sections outline the Board’s approach to overseeing select high-priority topics, including environmental issues and cybersecurity.

Chevron Corporation 2024 Proxy Statement

corporate governance

environmental issues

The full Board, the Audit Committee, and the Public Policy and Sustainability Committee provide oversight and guidance on environmental matters in connection with Chevron’s projects and operations and are regularly briefed by professionals whose focus is on environmental protection and stewardship. Members of the Board visit Chevron operations across the globe and discuss environmental matters specific and relevant to these locations. Significant environmental and process safety issues are reviewed by the Board to ensure compliance with the Company’s rigorous processes. The Audit Committee meets with Chevron’s General Manager who oversees Operational Excellence (OE) audit and assurance at least once a year to review findings of OE audits and corrective actions being taken to address priority findings. The Public Policy and Sustainability Committee assists the Board in identifying, evaluating, and monitoring public policy trends and environmental issues that could impact the Company’s business activities and performance. It also reviews and makes recommendations for Chevron’s strategies related to corporate responsibility and reputation management. The full Board and the Public Policy and Sustainability Committee regularly receive reports of stockholder engagements related to environmental issues and incorporate these into the direction they provide to management.

In 2004, we launched our Operational Excellence Management System (“OEMS”), a comprehensive system that helped build our OE culture and improve our health, environment, and safety performance. The OEMS is a risk-based and systematic approach to identify, assess, prioritize, and manage OE risks. Environment is one of the six critical OE focus areas. The OEMS Environmental Focus Area is the framework we use to manage significant environmental risks. Under the OEMS Focus Area of Environment, Chevron operates using four environmental principles that define how we develop energy in an environmentally responsible manner: include environmental impact in decision making, reduce our environmental footprint, operate responsibly, and steward our sites. A description of these principles can be found on Chevron’s website. Under the OEMS, we also have an environmental risk management strategy aimed at driving improvements in environmental performance across the enterprise and an environmental risk management process to identify and manage potential environmental risks across the asset lifecycle.

cybersecurity

The Board provides oversight of our cybersecurity program and receives reports from management on cybersecurity risks in connection with Chevron’s operations and projects. In connection with its support of the Board’s oversight of the Company’s policies and processes with respect to risk management and the Company’s major financial risk exposures, the Audit Committee meets with Chevron’s Chief Information Officer (“CIO”) and Chief Information Security Officer (“CISO”) at least twice a year to review cybersecurity risks and implications, and the CIO and CISO present cybersecurity matters to the Board of Directors at least annually. The CIO and CISO provide new Board members with a cybersecurity briefing as part of the onboarding process. More information regarding our cybersecurity risk management, strategy, and governance can be found in our Annual Report on Form 10-K for the year ended December 31, 2023.

Chevron Corporation 2024 Proxy Statement

corporate governance

year-round stockholder engagement

Fostering long-term and institutionwide relationships with stockholders and other stakeholders is a core Chevron objective. Chevron’s Engagement Team – composed of members from our sustainability and corporate governance organizations – conducts extensive engagements with external stakeholders, including stockholders, as an essential part of addressing sustainability-related matters. These engagements routinely cover strategy, climate change, energy transition, workplace culture, human rights, human capital management, lobbying, governance, and other issues.

In addition, we engage in extensive investor relations, in which members of management regularly meet with stockholders to review Company strategies, financial and operating performance, capital allocation priorities, and other topics of interest. We use all of these sessions to ensure that the Board and management understand the issues that are important to our stockholders. Chevron follows an annual engagement plan – process outlined below – with an objective to continuously improve Chevron’s governance processes and communications.

Through this program, we seek to address environmental, social, and governance topics raised by our stockholders. This process also informs our corporate policies and reporting. The Governance Committee and the Public Policy and Sustainability Committee oversee the year-round stockholder engagement program. Feedback received by the Engagement Team during their engagements is shared with our full Board, its relevant Committees, and relevant members of management.

Chevron’s actions are directly informed by engaging with our stockholders. In 2023, we had approximately 100 one-on-one environmental, social, and governance-focused meetings with stockholders representing more than 40% of Chevron’s outstanding common stock. Of these engagements, our independent Lead Director participated in environmental, social, and governance-focused meetings with stockholders representing approximately 30% of Chevron’s outstanding common stock.

The Engagement Team reached out to each stockholder who submitted a proposal that is included in this Proxy Statement and met with each to discuss their perspective.

For more information about these engagements, see the “Independent Lead Director,” and “Compensation Discussion and Analysis” sections of this Proxy Statement.

Chevron Corporation 2024 Proxy Statement

corporate governance

our responsiveness to stockholders

Stockholder engagement following the 2023 Annual Meeting was robust, as we sought feedback on key areas of stockholder interest, including feedback on responses to stockholder proposals voted on at our 2023 Annual Meeting. Our independent Lead Director participated in multiple environmental, social, and governance-focused meetings with stockholders. These engagements informed the actions we took following the 2023 Annual Meeting, as summarized below.

Key stockholder issues and 2023 stockholder proposals	What we heard from stockholders	Our board’s perspective & what we did

GHG reductions	Some stockholders expressed interest in better understanding the impact divestments have on Chevron’s past and future emissions reductions.	We engaged with stockholders to better understand their concern and shared how active portfolio management is key to achieving our objectives. While Chevron’s decision to divest an asset is not driven by reducing Chevron’s GHG emissions, we updated the 2023 Climate Change Resilience Report to bring visibility to the impact divestment activity has had on Scope 1 and 2 emissions reductions for upstream as well as what impact portfolio management is projected to have in the future.

Methane emissions

Stockholders shared their appreciation for Chevron’s role in methane management, including in many instances referencing the Environmental Defense Fund’s PermianMAP project where Chevron is listed as a low emitter.

Stockholders continued to reinforce that reducing methane emissions is important in the near term, inquired about methods for calculating methane emissions, and expressed a desire to continue to learn more about actions taken by Chevron. Moreover, stockholders shared an interest in Chevron, as a leader in methane management, joining the Oil and Gas Methane Partnership (“OGMP”) 2.0 to be a part of the conversation.

Chevron’s focus remains on leading in methane management and sharing our learnings. Building upon Chevron’s deployed Global Methane Detection Plan in 2022, Chevron grew our satellite and aircraft detection programs and piloted new methane mitigation technologies.

Based on a shared goal with the OGMP 2.0 of reducing methane emissions across the oil and gas industry, Chevron decided to formally join the OGMP 2.0 in February 2024 to advance collaboration on methane measurement and keep methane where it belongs – in the pipe.

Management of energy transition risk related to employees and communities	Some stockholders shared their desire to learn more about actions taken by Chevron to manage energy transition risk related to employees and communities.

Informed by feedback received after the 2023 proxy season and further discussions with stockholders, Chevron incorporated additional content on the management of energy transition risk related to employees and communities in its October 2023 Climate Change Resilience Report, which built upon some additional content included in the May 2022 Corporate Sustainability Report.

More specifically, the 2023 Climate Change Resilience Report discusses Chevron’s embedded and long-standing processes designed to grow its workforce capabilities and engage with stakeholders to manage potential impacts in communities where Chevron operates.

Director skills and qualification	Stockholders expressed an interest in more detail about the skills and qualifications the Board looks for in Board composition.	The disclosure in the table on page 4 of this Proxy Statement was expanded to provide the types of experience the Board is looking for with respect to each skill identified for Board composition.

Chevron Corporation 2024 Proxy Statement

corporate governance

Key stockholder issues and 2023 stockholder proposals	What we heard from stockholders	Our board’s perspective & what we did

Succession planning for management	Stockholders expressed interest in learning about the Board’s succession planning process for management.	The Lead Director letter and the “Board Oversight of Strategy — Human Capital Management” section of this Proxy Statement give additional insight into the succession planning for management.

Assessment of lower carbon performance	Stockholders increasingly expressed an interest in discussing and understanding how markets can better track and measure lower carbon performance.	We developed a new chapter — Section 5, Performance and Policy — in the 2023 Climate Change Resilience Report. This chapter discusses, among other topics, Chevron’s support for a well-designed climate policy and our support for a lifecycle approach to carbon accounting.

Chevron Corporation 2024 Proxy Statement

corporate governance

board nominating and governance

committee report

The Board Nominating and Governance Committee (“Committee”) is responsible for recommending to the Board the qualifications for Board membership, identifying, assessing, and recommending qualified Director candidates for the Board’s consideration, assisting the Board in organizing itself to discharge its duties and responsibilities, and providing oversight of Chevron’s corporate governance practices and policies, including an effective process for stockholders to communicate with the Board. The Committee is composed entirely of independent Directors as defined by the New York Stock Exchange Corporate Governance Standards and operates under a written charter. The Committee’s charter is available on Chevron’s website at www.chevron.com/investors/ corporate-governance/board-nominating-governance and is available in print upon request.

The Committee’s role in and process for identifying and evaluating prospective Director nominees, including nominees recommended by stockholders, is described in the “Election of Directors” section of this Proxy Statement. In addition, the Committee makes recommendations to the Board concerning Director independence, Board Committee assignments, Committee Chairs, Audit Committee “financial experts,” and the financial literacy of Audit Committee members. The Committee also reviews the process and the results of the annual performance evaluations of the Board, Board Committees, and individual Directors.

The Committee regularly reviews trends and recommends best practices, initiates improvements, and plays a leadership role in maintaining Chevron’s strong corporate governance structures and practices. Among the practices the Committee believes demonstrate the Company’s commitment to strong corporate governance are the following:

•	Annual election of all Directors;

•	Supermajority of independent Directors;

•	Majority vote standard for the election of Directors in uncontested elections, coupled with a Director resignation policy;

•	Annual election of the Chairman of the Board by independent Directors;

•	Annual election of an independent Lead Director by independent Directors when the Chief Executive Officer is elected as Chairman;
•	Annual performance assessment of the Board, Board Committees, and individual Directors;

•	Director retirement policy;

•	Director and executive officer succession planning;

•	Confidential stockholder voting policy;

•	Robust business conduct and ethics code for all Directors and employees;

•	Director orientation program for new Directors and ongoing education for Directors;

•	Minimum stock ownership guidelines for Directors and executive officers;

•	Review and approval or ratification of “related person transactions” as defined by SEC rules;

•	Policy to obtain stockholder approval of any stockholder rights plan;

•	Proxy access;

•	One vote for each common stock;

•	Right of stockholders to call for a special meeting; and

•	No supermajority voting provisions in the Restated Certificate of Incorporation or By-Laws.

Stockholders can find additional information concerning Chevron’s corporate governance structures and practices in Chevron’s Corporate Governance Guidelines, By-Laws, and Restated Certificate of Incorporation, copies of which are available on Chevron’s website at www.chevron.com/investors/corporate- governance and are available in print upon request.

Respectfully submitted on March 26, 2024, by members of the Board Nominating and Governance Committee of your Board:

Wanda M. Austin, Chair

Alice P. Gast

Charles W. Moorman

D. James Umpleby III

Chevron Corporation 2024 Proxy Statement

corporate governance

management compensation

committee report

The Management Compensation Committee (the “Committee”) of Chevron has reviewed and discussed with management the Compensation Discussion and Analysis beginning on page 49 of this Proxy Statement. Based on such review and discussion, the Committee recommended to the Board of Directors of the Corporation that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023.

Respectfully submitted on March 26, 2024, by members of the Management Compensation Committee of your Board:

Charles W. Moorman, Chair

Wanda M. Austin

Enrique Hernandez, Jr.

Jon M. Huntsman Jr.

audit committee report

Roles and responsibilities. The Audit Committee (the “Committee”) assists your Board in fulfilling its responsibility to provide independent, objective oversight of Chevron’s financial reporting and internal control processes. The Committee’s charter can be viewed on Chevron’s website at www.chevron.com under the tabs “Investors” and “Corporate Governance.”

Management is responsible for preparing Chevron’s financial statements in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) and for developing, maintaining, and evaluating disclosure controls and procedures and internal control over financial reporting.

The Company’s independent registered public accounting firm – PricewaterhouseCoopers LLP (“PwC”) – is responsible for expressing an opinion on the conformity of Chevron’s financial statements with U.S. GAAP and on the effectiveness of Chevron’s internal control over financial reporting.

Required disclosures and discussions. In discharging its oversight role, the Committee reviewed and discussed with management and PwC the audited financial statements for the year ended December 31, 2023, as contained in the 2023 Annual Report on Form 10-K, and management’s and PwC’s evaluation of Chevron’s internal control over financial reporting. The Committee routinely met privately with PwC and discussed issues deemed significant by PwC and/or the Committee. The Committee has discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the U.S. Securities and Exchange Commission.

In addition, the Committee discussed with PwC its independence from Chevron and Chevron’s management; received the written disclosures and the letters required by the PCAOB regarding PwC’s independence; and considered whether the provision of non-audit services was compatible with maintaining PwC’s independence.

Committee recommendation. In reliance on the reviews and discussions outlined above, the Committee recommended to your Board that the audited financial statements be included in Chevron’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the U.S. Securities and Exchange Commission.

Respectfully submitted on February 20, 2024, by the members of the Audit Committee of your Board:

Debra Reed-Klages, Chair

John B. Frank

Marillyn A. Hewson

Dambisa F. Moyo

communicating with the board

The Governance Committee reviews interested-party communications, including stockholder inquiries directed to non-employee Directors. The Corporate Secretary and Chief Governance Officer compiles the communications, summarizes lengthy or repetitive communications and the responses sent, and takes further action, as appropriate. All communications are available to the Directors.

Interested parties wishing to communicate their concerns or questions about Chevron to the independent Lead Director or any other non-employee Director may do so by mail addressed to the Lead Director, non-employee Director or the non-employee Directors as a group, c/o Office of the Corporate Secretary and Chief Governance Officer, Chevron Corporation, 5001 Executive Parkway, Suite 200, San Ramon, CA 94583-5006 or by email to corpgov@chevron.com.

Chevron Corporation 2024 Proxy Statement

executive compensation

compensation discussion and analysis

executive summary

The Compensation Discussion and Analysis describes our executive compensation programs for our Named Executive Officers (NEOs) for 2023.

2023 Named Executive Officers

Chevron’s NEOs(1)

Michael K. Wirth Chairman and Chief Executive Officer

Pierre R. Breber Vice President and Chief Financial Officer

Mark A. Nelson Vice Chairman

A. Nigel Hearne Executive Vice President, Oil, Products and Gas

R. Hewitt Pate Vice President and General Counsel

company overview and outlook

Chevron is one of the world’s leading integrated energy companies. We believe affordable, reliable and ever-cleaner energy is essential to enabling human progress. Chevron produces crude oil and natural gas; manufactures transportation fuels, lubricants, petrochemicals and additives; and develops technologies that enhance our business and the industry. We aim to grow our oil and gas business, lower the carbon intensity of our operations and grow lower carbon businesses in renewable fuels, carbon capture and offsets, hydrogen and other emerging technologies. Our business is capital-intensive and has long investment horizons – most of our resource and manufacturing investments span decades. Most of our product sales are commodities, whose prices can be volatile, leading to fluctuating earnings and cash flow through price cycles.

We believe the Company is well positioned to achieve our objective of safely delivering higher returns, lower carbon, and superior stockholder value in any business environment by:

•	Improving return on capital employed (“ROCE”) through more capital efficient investments and continued cost and margin improvement efforts;

•	Growing a lower carbon-intensity business together with profitable, lower carbon new energy businesses; and

•	Generating surplus cash flow in upside oil-price environments and securing the dividend and a strong balance sheet in downside environments.

(1)

Mr. Nelson served as Executive Vice President of Strategy, Policy and Development from October 2022 until February 2023, when he was appointed to the new corporate officer role of Vice Chairman. He continues to lead Chevron Strategy & Sustainability, Corporate Affairs, and Corporate Business Development. Effective January 1, 2024, Mr. Nelson’s scope of responsibilities expanded to include Information Technology and Procurement/Supply Chain Management, which collectively form the new Strategic Business Solutions organization. Mr. Hearne is a new NEO for 2023.

Chevron Corporation 2024 Proxy Statement

executive compensation

pay philosophy and role of the management compensation committee

The overall objective of our executive compensation program is to attract and retain management who will deliver long-term stockholder value in any business environment. Our compensation programs are designed with several important values and objectives in mind:

•	Pay competitively across all salary grades and all geographies. Our target compensation is determined by benchmarking comparable positions at other companies of equivalent size, scale, complexity, capital intensity, and geographic footprint. We reference both oil industry peers and non–oil industry peers in this analysis. Refer to pages 57 and 58 for additional details;

•	Balance short-term and long-term decision making in support of a long-cycle business with a long-term employment model;
•	Pay for absolute and relative competitive performance, in alignment with stockholder returns; and

•	Apply compensation program rules in a manner that is internally consistent.

The Management Compensation Committee (“MCC”) oversees executive compensation programs and policies. The MCC solicits input from the CEO concerning the performance and compensation of other NEOs. The CEO does not participate in any discussion about his own pay. Proposed changes to the compensation of the CEO are recommended by the MCC and approved by the independent Directors of the Board. A complete description of the MCC’s authority and responsibility is provided in its charter, which is available on our website at www.chevron.com/investors/corporate-governance/ management-compensation and in print upon request.

pay element

The material components of our executive compensation program are summarized in the following chart.

Pay element	Metrics and purpose

Base salary	Fixed level of competitive base pay to attract and retain executive talent

Annual incentive plan (Chevron Incentive Plan, or CIP)	Recognize annual performance achievements in the following categories (award is capped at 200% of target):	• Financial results (35%) • Capital & cost management (30%) • Operating & safety performance (25%) • Lower carbon (10%)

Long-term incentive plan (“LTIP”)	Reward creation of long-term stockholder value using a balanced approach, with annual grants composed of three equity vehicles, each objectively measured and designed to focus recipients on different aspects of stockholder value creation:

•  Performance shares (50%): incentivize relative performance; composed of two elements, both based on three-year performance cycle and performance modifiers ranging from 0 to 200%

• 70% based on relative Total Shareholder Return (“TSR”) against the LTIP Performance Share Peer Group and the S&P 500 Total Return Index (“S&P 500 Index”) with a negative TSR adjustment for executive officers

• 30% based on relative ROCE Improvement (“ROCE-I”) against the LTIP Performance Share Peer Group

•  Restricted stock units (25%): incentivize absolute performance and retention; three-year ratable vesting with two-year post-vesting holding period for executive officers

•  Stock options (25%): incentivize absolute performance and long-term value creation; three-year ratable vesting; 10-year term

Benefits	Competitive retirement and savings plan benefits to encourage retention and support long-term employment; MCC and Board provide oversight of retirement/savings plan design and administration

Chevron Corporation 2024 Proxy Statement

executive compensation

response to say-on-pay advisory vote and stockholder engagement

Chevron follows a robust process to systematically engage with its key stockholders to understand their perspectives and proactively address issues of importance.

In 2023, the Company continued its dialogue with stockholders. We had substantive engagements regarding environmental, social, and governance issues with stockholders representing more than 40% of Chevron’s outstanding common stock.

These discussions covered a range of topics, including executive compensation. Dr. Wanda Austin (independent Lead Director, Chair of the Board Nominating and Governance Committee, and member of the Management Compensation Committee) participated in some of these meetings. Through these engagements, we received positive feedback for the following program design changes:

Continued progress in the transparency, clarity and simplicity of annual bonus program	Performance share payout that considers stockholder returns	Facilitate greater stock ownership

The CIP scorecard disclosure was enhanced to include thresholds and maximums for the most controllable measures (i.e., those not subject to commodity price assumptions) and provide greater transparency into the MCC’s decision making.

The individual performance disclosure was enhanced to provide greater clarity to the link between performance and bonus outcome.

The 2023 CIP scorecard was simplified to focus on clear, high-impact, and quantifiable metrics that support progress toward our objective of safely delivering higher returns and lower carbon.

Effective with the 2023 LTIP grant for executive officers, a negative TSR adjustment is included in the payout formula that reduces the payout modifier by 20% in the event of an above-target payout associated with a negative TSR for the performance period.

Effective with the 2023 LTIP grant, RSU awards settle in stock generally for all U.S. equity recipients, including executive officers. RSU awards for executive officers include a two-year post-vesting holding period.

Effective with the 2024 LTIP grant, performance share awards will settle in stock, generally for all U.S equity recipients, including executive officers.

Chevron’s 2023 Say-on-Pay vote received 94.8% support, demonstrating stockholders’ support of our executive compensation practices and pay for performance alignment.

Our stockholders’ views on executive compensation are important to us, and the MCC and Board regularly consider the Say-on-Pay vote outcome and stockholder insights in assessing our executive compensation program. We remain committed to continuing the dialogue with stockholders on compensation issues as part of our ongoing engagement.

Chevron Corporation 2024 Proxy Statement

executive compensation

2023 performance

In 2023, with commodity prices lower than the prior year, Chevron delivered solid financial results, returned record cash to stockholders, and grew worldwide and U.S. production to a Company record.

net income	ROCE(1)	record cash returned to stockholders	record annual worldwide and U.S. oil and gas production

$21.4	11.9%	$26.3	3.1	million barrels of oil-equivalent per day worldwide
billion		billion

down 40% from 2022	down 41% from 2022	up 18% from 2022	10% growth in Permian Basin from 2022

The Company and its affiliates’ other significant business highlights in 2023 include the following:

•	Achieved first natural gas production from the Gorgon Stage 2 development in Australia.

•	Achieved first oil at the Mad Dog 2 project in the Gulf of Mexico.

•	Reached final investment decision to construct a third gathering pipeline that is expected to increase natural gas production capacity at the Leviathan field, offshore Israel.

•	Received approvals to extend Block 0 concession in Angola through 2050.

•	Received approval to extend licenses in Venezuela with PetroBoscan, S.A. and PetroIndependiente, S.A. through 2041.

•	Achieved mechanical completion on the Future Growth Project (“FGP”) at the Company’s 50 percent-owned affiliate, Tengizchevroil LLP.
•	Converted the diesel hydrotreater at the El Segundo, California refinery to process either 100 percent renewable or traditional feedstocks.

•	Expanded the Bayou Bend carbon capture and sequestration hub on the U.S. Gulf Coast through an acquisition of nearly 100,000 acres.

•	Completed the acquisition of a majority stake in ACES Delta, LLC (“ACES Delta”), which is developing a green hydrogen production and storage hub in Utah.

•	Completed the acquisition of PDC Energy, Inc. (“PDC”), enhancing the Company’s strong presence in the Denver-Julesburg and Permian Basins in the United States.

•	Announced a definitive agreement to acquire Hess Corporation (“Hess”), which is expected to strengthen Chevron’s long-term performance by adding world-class assets and people.

we delivered on our financial priorities

1. maintain and grow dividend	2. fund capital program	3. strong balance sheet	4. return surplus cash

• $11.3 billion in dividends • 6% quarterly dividend increase, to $1.51 per share	• $15.8 billion capex,(2)(3) 32% YoY increase • $3.5 billion affiliate capex,(2) 5% YoY increase	• $35.6 billion cash flow from operations and $19.8 billion free cash flow(1) • 11.5% debt ratio, 7.3% net debt ratio(1)	• $14.9 billion shares repurchased • 32% higher than previous Company record

(1)

Definition and calculations for ROCE and debt ratio are included on pages 50 and 51, respectively, of our Annual Report on Form 10-K for the year ended December 31, 2023. Free cash flow and net debt ratio are non-GAAP financial measures. See Appendix A for a reconciliation to U.S. GAAP.

(2)	Capital expenditures (capex) and equity affiliate capital expenditures (affiliate capex) are detailed on pages 48-49 of our Annual Report on Form 10-K for the year ended December 31, 2023.
(3)

The Company’s capex includes the acquisition of a majority stake in ACES Delta. Capex excludes the acquisition cost of PDC but includes the ongoing organic capex associated with the acquired assets after the closing date.

Chevron Corporation 2024 Proxy Statement

executive compensation

total stockholder return

In January 2023, we raised our quarterly dividend per share by 6%, extending our annual dividend payment per share increase to 36 consecutive years. Over the past 15 years, the Company’s dividend growth rate of 6.0% per year (CAGR1) was close to 19 times the LTIP peer group2 average and generally on par with the S&P 500 Total Return Index. Our dividend yield3 was more than two and a half times higher than the S&P 500 Total Return Index at year-end.

Although the one-year TSR performance was challenged, Chevron delivered competitive TSR performance among the LTIP peer group2 over the five- and 10-year periods through the end of 2023.

The large-cap integrated energy companies underperformed the S&P 500 Total Return Index in TSR over the one-, five- and 10-year periods.

(1)	CAGR = compound annual growth rate
(2)	LTIP peer group: BP, ExxonMobil, Shell, and TotalEnergies; dividends include both cash and scrip share distributions for European peers.
(3)	Dividend yield at year-end reflects Chevron’s fourth quarter 2023 dividend per share annualized, divided by Chevron’s closing stock price on December 29, 2023.
(4)	Figures rounded.

Chevron Corporation 2024 Proxy Statement

executive compensation

2023 compensation programs and outcomes

The MCC believes a large majority of each NEO’s target compensation should be at risk based on Company performance, and the majority of this at-risk compensation should be tied to Chevron’s stock price. The amount NEOs eventually earn from their at-risk compensation will align strongly with what stockholders earn over that same period from their investment in Chevron.

annual incentive plan (Chevron Incentive Plan)(1)

2023 corporate performance rating			CEO CIP award(2) $2,610,000
Metric	Weight	Score

Financial results	35%	0.85–0.95	Corporate performance rating: 0.95 x Individual bonus component: $2,747,250 Individual bonus component:
Capital & cost management	30%	0.85–0.95
Operating & safety performance	25%	0.95–1.05
Lower carbon	10%	1.05–1.15	Base salary $1,850,000	x	Bonus target % 165%	=	Bonus target $3,052,500	-	Individual performance adjustment $305,250 (-10%)
Corporate performance rating range (weighted)	0.90–1.00
Final corporate performance rating (weighted)	0.95
			Overall award capped at 200% of target

long-term incentive plan (LTIP)(1)

The CEO LTIP award of $17,000,000 comprises the following equity vehicles:

Component	Proportion	How 2023 awards work	Vesting

Performance shares		70% based on relative TSR as measured against the LTIP Performance Share Peer Group and the S&P 500 Index, with a negative TSR adjustment for executive officers that reduces the payout modifier by 20% in the event of an above-target payout associated with a negative TSR for the performance period	Three-year cliff vesting
30% based on relative ROCE-I as measured against the LTIP Performance Share Peer Group

Restricted stock units (RSUs)		Rewards corporate performance and supports executive retention through a two-year post-vesting holding period for executive officers	Three-year ratable vesting

Stock options		10-year term; rewarding absolute stock price performance and long-term value creation	Three-year ratable vesting

2021 performance share payout
Performance period: January 2021–December 31, 2023	Performance measure: 70% relative TSR against the LTIP Performance Share Peer Group and the S&P 500 Index 30% relative ROCE-I against the LTIP Performance Share Peer Group	Outcome: 79% payout multiplier

(1)	See pages 60–70 for more details regarding the program design and performance.
(2)	Figures rounded.

Chevron Corporation 2024 Proxy Statement

executive compensation

CEO realizable pay

The MCC establishes Mr. Wirth’s target compensation based on several factors, including an external comparison of compensation opportunities for CEOs at companies of comparable size, scope, and complexity and a consistent application of Chevron’s internal compensation policies and structure.

The MCC believes that the CEO’s realizable compensation should align with stockholder value creation and relative TSR performance.

The following charts compare Mr. Wirth’s target and realizable compensation as of December 31, 2023, for compensation opportunities awarded to him in 2021, 2022, and 2023. The realizable value of Mr. Wirth’s 2022 and 2023 compensation package as of December 31, 2023, is significantly lower than the target value, due primarily to Chevron’s stock price performance. The ultimate realized values will match or exceed targets only when Chevron’s common stock price increases and relative TSR and ROCE-I improve.

Target value and realizable pay
($ millions)
$19.8
$44.1
$20.5
$16.3
$21.9
$9.2
Target value(1)
12/31/2023(2)
Target value(1)
12/31/2023(2)
Target value(1)
12/31/2023(2)
2021
2022
2023
Salary
Bonus
Performance shares
RSUs
Stock options

(1)

Target value reflects: (i) base salary rate each year, (ii) target CIP award, and (iii) intended grant date value of LTIP awards (50% performance shares, 25% restricted stock units, and 25% stock options).

(2)

Realizable value at year-end 2023 reflects: the actual paid base salary during the calendar year, the actual CIP award earned for that performance year, and the actual prevailing LTIP value at 12/31/2023.

•

For performance shares: reflects the final performance multiplier of 79% for 2021 grant, and interim performance multipliers of 28% and 15%, respectively, for 2022 and 2023 grants, multiplied by Chevron’s 20-day trailing average price of Chevron common stock at the end of the 2023 performance period ($147.46), including dividend accruals.

•	For RSUs: reflects Chevron’s stock price at 12/29/2023 ($149.16), including dividend accruals.

•

For stock options: reflects in-the-money value for 2021, 2022, and 2023 grants, with exercise prices of $88.20 (2021), $132.69 (2022), and $179.08 (2023) relative to Chevron’s common stock price at 12/29/2023 of $149.16.

Chevron Corporation 2024 Proxy Statement

executive compensation

best practice in compensation governance

To ensure independent oversight, stockholder alignment, and long-term sustainability, our executive compensation program has the following governance elements in place.

what we do

Our leading practices include:

Robust stockholder engagement plan to ensure alignment with stockholder interests

Stock ownership guidelines for the Chief Executive Officer, six times base salary; for the Vice Chairman, Executive Vice Presidents and Chief Financial Officer (“CFO”), four times base salary; for all other Executive Officers, two times base salary

Two-year post-vesting holding period for executive officers required by RSU award agreement

MCC has discretion to reduce performance share payouts

Deferred accounts inaccessible until a minimum of one year following termination

Misconduct-based, discretionary forfeiture, and repayment provisions included in the CIP, long-term incentive plans, Deferred Compensation Plan, Retirement Restoration Plan, and Employee Savings Investment Plan–Restoration Plan

Company’s Dodd-Frank Clawback Policy intended to supplement discretionary forfeiture and repayment provisions in compensation plans by mandating recovery of certain incentive-based compensation from Section 16 reporting officers in the event of a required accounting restatement

Significant CEO pay at risk (92%)

Thorough assessment of Company and individual performance

MCC composed entirely of independent Directors

Independent compensation consultant hired by and reports directly to the MCC

Annual assessment of incentive compensation risks

what we don’t do

X	No excessive perquisites; all have a specific business rationale

X	No individual supplemental executive retirement plans

X	No stock option repricing, reloads, or exchanges without stockholder approval

X	No loans or purchases of Chevron equity securities on margin

X	No transferability of stock options (except in the case of death)

X	No stock options granted below fair market value

X	No hedging or pledging of Chevron equity securities

X	No change-in-control agreements for NEOs

X	No tax gross-ups for NEOs

X	No “golden parachutes” or “golden coffins” for NEOs

Chevron Corporation 2024 Proxy Statement

executive compensation

compensation discussion and analysis
in detail

compensation planning and governance

The graphic below illustrates the timing and key governance elements of the executive compensation planning cycle:

use of peer groups

We compete for the best talent with our direct industry peers and with the broader market. Accordingly, the MCC regularly reviews market data, pay practices, and compensation ranges among both oil industry peers and non–oil industry peers to ensure that we continue to offer a reasonable and competitive executive pay program. Our core peer group is reviewed regularly by the MCC, with input from the MCC’s independent compensation consultant, and updated as appropriate. Throughout the Compensation Discussion and Analysis, we refer to three distinct peer groups, as described below. We source peer company data from compensation consultant surveys and public disclosures.

Peer Group	Description

Oil Industry Peer Group (nine companies)	Companies with substantial U.S. or global operations that closely approximate the size, scope, and complexity of our business or segments of our business. This is the primary peer group used to understand how each NEO’s total compensation compares with the total compensation for reasonably similar industry-specific positions.

Non–oil Industry Peer Group (14 companies)

Companies of significant financial and operational size that have, among other features, global operations, significant assets and capital requirements, long-term project investment cycles, extensive technology portfolios, an emphasis on engineering and technical skills, and extensive distribution channels. This is the secondary peer group used to periodically compare our overall compensation practices against a broader mix of non–oil companies that are similar to Chevron in size, complexity, and scope of operations.

Cisco Systems was added to the non–oil industry peer group for 2023.

LTIP Performance Share Peer Group (four companies)	Companies used to compare our TSR and ROCE-I for the purpose of determining performance share payout: BP, ExxonMobil, Shell, and TotalEnergies. The S&P 500 Index is included for TSR comparison only.

Chevron Corporation 2024 Proxy Statement

executive compensation

The energy companies most similar to Chevron in size, complexity, geographic reach, business lines, and location of operations are BP, ExxonMobil, Shell, and TotalEnergies. These companies are key competitors for stockholder investments within the larger global energy sector. We also compete for stockholder investment and employee talent with smaller U.S. companies, including the larger independent exploration and production companies and the larger independent refining and marketing companies. The Non–Oil Industry Peer Group includes capital-intensive, global, large-scale, and highly complex companies. The median market cap (as of 12/31/2023) of the Non–Oil Industry Peer Group was $158 billion (vs. $281 billion for Chevron), and the median revenues for 2023(1) were $64 billion (vs. $197 billion for Chevron).

2023 LTIP and oil industry peer group market capitalization
($ billions)
ExxonMobil
Chevron
Shell
TotalEnergies(2)
ConocoPhillips
BP
Phillips 66
Marathon Petroleum
Occidental
Valero
Hess
- 50 100 150 200 250 300 350 400

2023 non-oil industry peer group market capitalization
($ billions)
Johnson & Johnson
Chevron
Merck
PepsiCo
Intel
Cisco
Pfizer
Verizon
Boeing
Caterpillar
IBM
Honeywell
AT&T
Lockheed Martin
3M
- 50 100 150 200 250 300 350 400
Chevron
LTIP peers
Non-LTIP peers

(1)	Cisco revenue based on fiscal year ended July 29, 2023. All other companies’ revenue based on fiscal year ended December 31, 2023.
(2)	TotalEnergies is part of the LTIP Performance Share Peer Group, but not part of the Oil Industry Peer Group due to its limited U.S. operations.

Chevron Corporation 2024 Proxy Statement

executive compensation

2023 NEO target compensation

The table below summarizes the 2023 target compensation opportunities the MCC and the Board approved for the NEOs.

Name	Base salary	Target CIP	LTIP target value	Target total compensation

Michael K. Wirth	$1,850,000	$3,052,500 (165%)	$17,000,000	$21,902,500

Pierre R. Breber	$1,150,000	$1,265,000 (110%)	$4,223,700	$6,638,700

Mark A. Nelson	$1,200,000	$1,440,000 (120%)	$5,512,500	$8,152,500

A. Nigel Hearne	$1,050,000	$1,260,000 (120%)	$5,512,500	$7,822,500

R. Hewitt Pate	$1,100,000	$1,210,000 (110%)	$4,223,700	$6,533,700

These amounts may differ from those shown in the “Summary Compensation Table” of this Proxy Statement, based on actual salary earned during the fiscal year, the actual CIP award resulting from 2023 performance, and differences between the MCC’s target LTIP valuation approach and the grant date fair value calculations as presented in the “Summary Compensation Table.”

base salary

Base salaries are determined through market surveys of positions of comparable level, scope, complexity, and responsibility. There is no predetermined target or range within the Oil Industry Peer Group or the Non–Oil Industry Peer Group as an objective for Mr. Wirth’s base salary. Instead, the MCC takes into account the data provided by the MCC’s independent consultant, the relative size, scope, and complexity of our business, Mr. Wirth’s performance and tenure, and the aggregate amount of Mr. Wirth’s compensation package. For the other NEOs, each executive officer is assigned a base salary grade based on competitive data and relative internal parity of the role. The MCC annually reviews the base salary grade ranges and may approve changes in the ranges based on business conditions and comparative peer group data provided by the MCC’s independent consultant. Within each salary grade range, the MCC makes base salary determinations for each NEO taking into account qualitative considerations, such as individual performance, experience, skills, retention objectives, and leadership impact. The independent Directors of the Board approve the compensation of the CEO and ratify the compensation of the other NEOs.

adjustments in 2023 base salaries

In January 2023, the independent Directors of the Board, upon the recommendation of the MCC, increased Mr. Wirth’s base salary to $1,850,000, taking into account his 2022 performance and the desired compensation level relative to CEOs of both oil and non–oil industry peer companies. In addition, Mr. Nelson received a salary increase effective February 1, 2023, aligned with his appointment to Vice Chairman. The MCC adjusted the other NEOs’ base salaries in 2023, taking into account their 2022 performance, experience, and competitive benchmarks, effective March 1, 2023. See the “Summary Compensation Table” on page 75, which reflects actual salary earned during the fiscal year and for more information on base salary changes over time.

Name	Position	2022 base salary	2023 base salary	Adjustment for 2023

Michael K. Wirth	Chairman and Chief Executive Officer	$1,700,000	$1,850,000	8.8%

Pierre R. Breber	Vice President and Chief Financial Officer	$1,075,000	$1,150,000	7.0%

Mark A. Nelson	Vice Chairman	$1,100,000	$1,200,000	9.1%

A. Nigel Hearne	Executive Vice President, Oil, Products and Gas	$1,000,000	$1,050,000	5.0%

R. Hewitt Pate	Vice President and General Counsel	$1,025,000	$1,100,000	7.3%

adjustments in 2024 base salaries

In January 2024, the independent Directors of the Board, upon the recommendation of the MCC, increased Mr. Wirth’s base salary to $1,900,000, taking into account his 2023 performance and the desired compensation level relative to CEOs of both oil and non–oil industry peer companies. The MCC adjusted the other NEOs’ base salaries in 2024 (ranging from 0% to 6.3%) reflective of their 2023 performance, experience, and competitive benchmarks. All salary increases are effective March 1, 2024.

Chevron Corporation 2024 Proxy Statement

executive compensation

annual incentive plan (Chevron Incentive Plan)

The Chevron Incentive Plan is designed to recognize annual performance achievements based on the MCC’s assessment of Company performance across four performance categories that are Company priorities and are in large part reflected in the Company’s Business Plan:

•	Financial results (weighted 35%)

•	Capital & cost management (weighted 30%)

•	Operating & safety performance (weighted 25%)

•	Lower carbon (weighted 10%)

Each category contains multiple short-term performance measures, reflecting both absolute and relative competitive performance and improving performance trends over time.

The award is delivered as an annual cash payment based on an individual bonus component reflecting executive leadership and performance, multiplied by the Corporate Performance Rating. The CIP award determination process is consistent across approximately 38,000 CIP-eligible Chevron employees, with the award target varying by pay grade. See page 59 for the target CIP value for each NEO.

CIP award for CEO and all other NEOs =

Corporate performance rating(1) X Individual bonus component (“IBC”)(2)

reflects individual bonus target and performance adjustment

Overall award capped at 200% of target

Chevron goes through a rigorous goal setting and performance review process to determine the CIP Corporate Performance Rating. Annually, Business Plan objectives are determined after thorough reviews and approvals by the Enterprise Leadership Team (“ELT”), a subcommittee of the Executive Committee, and the Board. The ELT is responsible for setting objectives that challenge the Company to optimize strategies and portfolio composition and to improve operational performance to create stockholder value. Robust annual performance measures, weightings, and goals are established with the Business Plan, subject to review and approval by the MCC. Mid-year and end-of-year reviews by the Board and the MCC systematically assess progress against these measures. The MCC has discretion in determining CIP awards, which includes discretion to set the award to zero if conditions warrant.

(1)

At the beginning of each performance year, the MCC reviews and approves the annual performance measures, weightings, and goals established with the Business Plan. After the end of the performance year, the MCC reviews and assesses Company performance metrics and sets the Corporate Performance Rating based on a range of measures in four categories. The MCC also evaluates achievement of the performance measures by taking into account elements that may be market-driven or otherwise beyond the control of management. See pages 52–53 for a discussion of 2023 performance.

The minimum Corporate Performance Rating is zero (i.e., no award), and the maximum is two (i.e., 200%).

(2)

Before the beginning of each performance year, the MCC establishes a target as a percentage of the NEOs’ base salary, which is set with reference to target opportunities found across Chevron’s Oil Industry Peer Group. The MCC then establishes a bonus range, which is 75% to 125% of the target for the performance cycle. All CIP participants in the same salary grade have the same target and bonus range, which provides for internal equity and consistency.

At the end of the performance year, the MCC determines the IBC for each NEO by selecting a point within the bonus range based on an assessment of individual performance, taking into account personal effort and initiative, business unit performance, and the individual’s leadership impact on the enterprise. Under extraordinary circumstances, the IBC may be adjusted upward or downward, including to zero, for any employee at the sole discretion of the MCC.

The CEO recommends to the MCC an IBC for each NEO other than himself.

The MCC recommends the IBC for the CEO to the independent Directors of the Board and approves the IBCs for the other NEOs. The independent Directors of the Board approve the IBC for the CEO and ratify the IBCs for the other NEOs.

Chevron Corporation 2024 Proxy Statement

executive compensation

2023 CIP corporate performance rating

In January 2024, the MCC evaluated Chevron’s 2023 performance across the four performance categories: financial results, capital & cost management, operating & safety performance, and lower carbon. A raw score range was assigned based on the Company’s actual performance with respect to the category composed of particular performance measures against the Company’s Plan. This raw score can span from zero (reflecting very poor performance) to two (reflecting outstanding performance) for each category. Category weights are then applied to the raw score ranges to determine an overall range. When determining the Corporate Performance Rating, the MCC may apply discretion when assessing the Company’s performance.

The 2023 CIP scorecard was simplified to focus on clear, high-impact, and quantifiable metrics that support progress toward our objective of safely delivering higher returns and lower carbon. We continued to include thresholds and maximums for specific performance measures from our Plan to provide more transparency into the MCC’s decision making. A raw score of zero is assigned if the threshold result is not achieved. A raw score of 2.0 is assigned if the maximum result is achieved. In general, thresholds and maximums are established only for the most controllable measures where Company performance history and robust industry benchmarks support a meaningful framework and commodity price assumptions do not introduce a volatile and less predictable component.

Commodity price fluctuations are a significant and uncontrollable factor in our industry. Plans, particularly financial measures, for any year are dependent on commodity price assumptions, and financial results vary significantly based on differences between assumed and actual commodity prices. We will continue disclosing our Plan and Plan assumptions for financial measures, but the MCC and the Board believe that, instead of following a formulaic approach, taking a holistic view and applying disciplined judgment when assessing financial performance is more meaningful.

For the 2023 performance year, the MCC assigned an overall CIP Corporate Performance Rating of 0.95, reflecting mixed results across all categories. Specific inputs to the MCC’s evaluation are summarized on the next page, followed by a detailed description of the basis for the compensation results. Plan assumptions were established in the second half of 2022 when Brent oil prices averaged around $95 per barrel.

Chevron Corporation 2024 Proxy Statement

executive compensation

Category	Performance measures	Threshold	2023 Plan(1)	Maximum	Results(2)		Raw score	Weighted score

Financial results	Adjusted ROCE(3) (%)		19.1		13.7%	●	0.85-0.95	0.30-0.33
	Free cash flow excluding working capital(4) ($B)		34.4		$23.0B	●
	Relative adjusted earnings per share(5)		Median		Ranked 4th among LTIP peer group	●

Capital & cost management	Operating expenses, excluding fuel and transportation(6) ($B)	23.6	21.6	19.6	$21.0B	●	0.85-0.95	0.26-0.29
	Organic capital expenditures(7) ($B)	16.0	14.0	12.0	$15.2B	●
	Major milestone					●
	FGP/WPMP(8) achieve mechanical completion of FGP scope		3Q23		3Q23

Operating & safety performance	Personal safety(9) Fatalities Serious injuries(10)	24	0 12	6	2 21	●	0.95-1.05	0.24-0.26
	Process safety	97	74	52	95	●
	Net production, excluding asset sales(11) (MBOED)	2,920	2,995	3,100	3,098	●
	Refinery operational availability (%)	95.5	96.6	97.5	96.3%	●

Lower carbon	Greenhouse gas management	Complete MACC(12) projects to achieve a potential designed abatement of approximately 0.5 MM tonnes of CO2e reductions per year			Completed 42 projects to achieve potential designed abatement of 0.365 MM tonnes of CO2e per year	●	1.05-1.15	0.11-0.12
	New energies Equity renewable fuels production (MBPD)	24.0	27.5	31.0	30.0
	Hydrogen	Progress a commercial scale hydrogen project to Pre-Feed			Completed through the acquisition of majority interest in ACES Delta	●
	Carbon capture, utilization & storage	SE Texas CCS stratigraphic well ready for execution and achieve FID on a capture technology trial			SE Texas stratigraphic well ready for execution FID reached on technology pilot in September 2023

					Corporate Performance Rating Range			0.90–1.00

					Final Corporate Performance Rating			0.95

Chevron Corporation 2024 Proxy Statement

executive compensation

(1)

“Plan” refers to Board-approved Business Plan and externally disclosed guidance for organic capital expenditures and affiliate capital expenditures based on assumptions established in the second half of 2022.

(2)	Results refer to overall evaluation: green – met or exceeded, yellow – some gaps, red – did not meet.

(3)

Adjusted ROCE CIP performance measure excludes special items and foreign currency exchange rate (FX) changes, each as detailed in Note 27, “Other Financial Information,” to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2023. Reconciliation below against reported ROCE for 2023 as detailed on page 51 in our Annual Report on Form 10-K for the year ended December 31, 2023.

($ billions, figures rounded) Net income attributable to Chevron	$21.4
(+) After-tax interest and debt expense	0.4
(+) Noncontrolling interest	0.0
Net income after adjustments	21.8
(-) Special items	(3.1)
(-) FX impacts	(0.2)
Net income after adjustments excluding special items and FX	25.2
Average capital employed	$183.2
Adjusted ROCE	13.7%

(4)

Free cash flow excluding working capital CIP performance measure excludes net changes in operating working capital. Reconciliation below against reported free cash flow for 2023 as detailed on page 50 in our Annual Report on Form 10-K for the year ended December 31, 2023.

($ billions, figures rounded) Cash flow from operations	$35.6
(-) Capex	15.8
Free cash flow	19.8
(-) Net decrease (increase) in operating working capital	(3.2)
Free cash flow excluding working capital	$23.0

(5)

Change in adjusted EPS (three-year rolling average) ranking relative to the LTIP peer group (peer group consists of BP, ExxonMobil, Shell and TotalEnergies). Earnings per share excludes significant, externally disclosed non-operating line items. Not adjusted for foreign exchange. The change in adjusted EPS is based on a rolling three-year average ending in third quarter (comparison period was 4Q19-3Q22 vs. 4Q20-3Q23).

(6)

Operating expenses, selling, general and administrative expenses, and other components of net periodic benefit costs as reported in the 2023 Consolidated Statement of Income (excludes fuel and transportation expenses and special items). Figures rounded.

(7)	Organic capital expenditures excludes acquisition costs, but includes investments in assets post-acquisition.

(8)	WPMP = Wellhead Pressure Management Project

(9)	With respect to personal safety and process safety measures, Plan refers to the number of incidents we aim to stay below for the year.

(10)	A serious injury is typically an injury that results in significant disfigurement or in permanent or long-term impairment of an internal organ, body function, or body part.

(11)	Net production is price-adjusted to align with Plan and excludes current year asset sale impacts.

(12)	MACC = marginal abatement cost curve

Chevron Corporation 2024 Proxy Statement

executive compensation

financial results – 35%

•	Adjusted return on capital employed – ROCE, excluding special items and FX, for 2023 of 13.7% was lower than Plan, in line with below-Plan earnings mainly due to lower-than-Plan commodity prices impacting Upstream realizations.

•	Free cash flow excluding working capital – Chevron delivered $23.0 billion of free cash flow excluding working capital in 2023, lower than Plan. Lower earnings were primarily due to below-Plan prices and above-Plan capex. Includes PDC impact of $0.4 billion.

•	Relative adjusted earnings per share – The Company’s three-year adjusted earnings per share performance improvement of 50% ranked fourth relative to the LTIP peer group.

•	Based on the preceding, the raw score range assigned to this category for the 2023 performance year was 0.85–0.95 out of a maximum of 2.0.

operating & safety

performance – 25%

•	Personal safety – Despite a year-on-year reduction in fatalities, opportunity for improvement remains in preventing fatal incidents and serious injuries.

•	Process safety – The number of Tier 1 + Tier 2 Loss of Containment incidents exceeded Plan (unfavorable). Tier 2 events accounted for 82% of incidents, mostly with low severity, and acquired assets had a higher than anticipated number of incidents.

•	Net production – 3.098 million barrels of oil-equivalent per day (MMBOED) in 2023, excluding divestments, above Plan on contribution from PDC of 0.112 MMBOED.

•	Refinery operational availability - Slightly below Plan mainly due to unplanned downtime.

•	Based on the preceding, the raw score range assigned to this category for the 2023 performance year was 0.95–1.05 out of a maximum of 2.0.

capital & cost management – 30%

•	Operating expenses, excluding fuel and transportation – $21.0 billion, below Plan on lower costs in Upstream and lower employee expenses. Includes PDC impact of $0.2 billion.

•	Capital expenditures – 2023 organic capex totaled $15.2 billion, above Plan due to higher investments in Permian assets and capex for PDC post-August closing.

•	Major milestone – Tengizchevroil FGP mechanical completion was achieved in 3Q23. Announced FGP/WPMP cost increase and schedule delay.

•	Based on the preceding, the raw score range assigned to this category for the 2023 performance year was 0.85–0.95 out of a maximum of 2.0.

lower carbon – 10%

•	Greenhouse gas management – Identified, funded, and executed GHG reduction projects via our marginal abatement cost curve (MACC) process. The number of MACC projects completed in 2023 was lower than Plan with forecasted potential designed abatement of approximately 0.365 MM tonnes of CO2e reductions per year.

•	Equity renewable fuels production – 30,000 barrels per day in 2023, above Plan with the successful flexible conversion of the El Segundo diesel hydrotreater to produce renewable diesel.

•	Hydrogen – In September, Chevron acquired a majority stake in ACES Delta, which is a joint venture with Mitsubishi Power Americas, Inc. The first project is designed to produce and store greater than 20,000 tonnes per annum of green hydrogen with contracted offtake. The project is under construction with first production expected in 2025.

•	Carbon capture, utilization and storage:

•	Southeast Texas stratigraphic well is ready for execution. All well execution plans, well designs, contracts, materials, and permits are in place.

•	FID achieved for Caterpillar exhaust gas recirculation technology pilot in September 2023.

•	Based on the preceding, the raw score range assigned to this category for the 2023 performance year was 1.05–1.15 out of a maximum of 2.0.

Chevron Corporation 2024 Proxy Statement

executive compensation

2023 NEO CIP awards

In January 2023, the Independent Directors of the Board ratified the MCC’s decision to set the 2023 CIP award target for Mr. Nelson to 120%, an increase from 110% in 2022, in connection with his new corporate officer role. There was no change to the other NEOs’ CIP targets for 2023.

In determining the Individual Bonus Component for the 2023 CIP awards to the CEO and the other NEOs, the MCC and the independent Directors of the Board considered a wide range of factors, including individual and business unit achievements in alignment with the four CIP categories, strategic impact in positioning Chevron for the future, the executive’s collaboration with other members of the leadership team, and how executives role model The Chevron Way as stewards of the business. The MCC recognized and considered the accomplishments and performance gaps for each NEO when determining the IBC. Details regarding the 2023 compensation decisions and performance evaluation of each NEO are presented below.

Michael K. Wirth	2023 CIP award(1) $2,610,000
Chairman and Chief Executive Officer

Performance highlights:

•   Delivered Chevron’s key financial priorities – consistently grew dividend, maintained capital discipline in traditional and new energies, reduced debt by over $4 billion, and repurchased $14.9 billion shares.

•   Strengthened Chevron’s advantaged portfolio to deliver higher returns in lower carbon intensity basins by closing the acquisition of PDC and announcing the planned acquisition of Hess Corporation.

•   Led Chevron’s effort to reduce GHG intensity in the oil and gas business, deliver renewable fuels production, and advance opportunities in hydrogen, carbon capture, and offsets.

•   Improved safety performance relative to prior years, with further opportunities in prevention of fatalities and serious injuries.

•   MCC applied negative discretion as a consequence of cost and schedule slippage on major capital project in Kazakhstan, capex overrun in Permian Basin, and safety performance.

Corporate performance rating: 0.95 x Individual bonus component: $2,747,250 Individual bonus component:
	Base salary $1,850,000	x	Bonus target % 165%	=	Bonus target $3,052,500	-	Individual performance adjustment $305,250
(-10%)

Pierre R. Breber	2023 CIP award $1,201,750
Vice President and Chief Financial Officer

Performance highlights:

•   Delivered financial priorities with solid financial results in a lower commodity price environment and record cash returned to stockholders.

•   Played a critical role in developing and executing two acquisition agreements (closed PDC and announced Hess).

•   Continued to be highly effective in managing capital and cost efficiency, retaining strong internal controls, maintaining a strong balance sheet, and strengthening relationships and engaging with investors.

•   Mentored incoming CFO and led functional talent development to ensure a strong experienced finance team in place to support CFO transition.

Corporate performance rating: 0.95 x Individual bonus component: $1,265,000 Individual bonus component:
	Base salary $1,150,000	x	Bonus target % 110%	=	Bonus target $1,265,000	+	Individual performance adjustment $0
(0%)

(1)	Figures rounded.

Chevron Corporation 2024 Proxy Statement

executive compensation

Mark A. Nelson	2023 CIP award $1,436,400
Vice Chairman

Performance highlights:

•   Led the Strategy, Policy & Development(1) organization and markedly improved alignment, prioritization, output, and impact to the enterprise.

•   Demonstrated strong personal leadership in strategic enterprise issues and continued to strengthen collaboration and constructive dialogue with internal and external stakeholders.

•   Chaired a number of corporate committees to drive alignment and pace of execution across the enterprise.

•   Partnered with CEO and Chief Human Resource Officer to mentor executive talent and execute our people strategy.

•   MCC applied positive discretion to recognize strong support to CEO on a number of specific strategy, business improvement, and personnel matters.

Corporate performance rating: 0.95 x Individual bonus component: $1,512,000 Individual bonus component:
	Base salary $1,200,000	x	Bonus target % 120%	=	Bonus target $1,440,000	+	Individual performance adjustment $72,000
(+5%)

A. Nigel Hearne	2023 CIP award $1,017,450
Executive Vice President, Oil, Products and Gas

Performance highlights:

•   Established and aligned the new integrated Oil, Products and Gas business, which improved operational efficiencies and collaboration across the value chain.

•   Delivered record production of oil and gas in 2023, including meeting full-year production guidance in the Permian and a record number of liquefied natural gas cargos out of Australia.

•   Led enterprise operational excellence effort that improved 2023 safety performance, with more opportunities in the prevention of fatalities and serious injuries.

•   MCC applied negative discretion as a consequence of cost and schedule slippage on major capital project in Kazakhstan, capex overrun in Permian Basin, and safety performance.

Corporate performance rating: 0.95 x Individual bonus component: $1,071,000 Individual bonus component:
	Base salary $1,050,000	x	Bonus target % 120%	=	Bonus target $1,260,000	-	Individual performance adjustment $189,000
(-15%)

R. Hewitt Pate	2023 CIP award $1,149,500
Vice President and General Counsel

Performance highlights:

•   Demonstrated strong functional leadership in managing strategic litigation with high-profile and complex dockets.

•   Implemented organization improvements, including adjusting legal organization to align and support new business organizations.

•   Continued high-quality support and increased participation in his engagement with many external organizations as a well-respected industry leader and subject matter expert.

Corporate performance rating: 0.95 x Individual bonus component: $1,210,000 Individual bonus component:
	Base salary $1,100,000	x	Bonus target % 110%	=	Bonus target $1,210,000	+	Individual performance adjustment $0
(0%)

(1)

Effective January 1, 2024, the Strategy, Policy & Development organization was renamed Strategic Business Solutions, and its scope was expanded to include Information Technology and Procurement/Supply Chain Management.

Chevron Corporation 2024 Proxy Statement

executive compensation

long-term incentive plan

The key objective of our Long-Term Incentive Plan is to encourage performance that drives stockholder value over the long term. The target value of an NEO’s LTIP award at the time of grant is determined by the MCC, with input from its independent compensation consultant and referencing external benchmark comparisons. The objective is to ensure that Chevron is competitive against its industry peer companies on the overall target compensation (cash plus equity), after allowing for appropriate differentiation based on size, scale, scope, and job responsibilities.

Each year in January, the MCC recommends the LTIP target value for the CEO and determines the LTIP target values for the other NEOs based on industry competitive data. These awards provide incentive compensation opportunities tied to Chevron’s future long-term performance.

In recommending the LTIP target value for the CEO, the MCC relies on input from its independent compensation consultant and benchmark research, focusing on the form and amount of similar compensation opportunities in the Oil Industry Peer Group. The MCC also considers the CEO’s demonstrated performance and the Company’s size, scope, and complexity relative to the comparison companies. For the other NEOs, the MCC sets an annual LTIP target value for each salary grade as a multiple of salary, referencing median incentive opportunities for executives in similar positions at companies in the Oil Industry Peer Group.

The LTIP awards comprise three equity vehicles listed in the following table. In addition, in line with the Company’s grant practice for all LTIP-eligible employees, the MCC may grant additional RSUs to differentiate and recognize exceptional individual performance. These RSUs will accrue dividend equivalents and vest at the end of the three years. The MCC may also make a downward adjustment to LTIP awards based on an NEO’s performance assessment.

The LTIP award represents a pay opportunity. The ultimate realized value of equity-based awards is determined by absolute and relative stock price performance over the long term.

2023 LTIP changes

Effective with the 2023 LTIP grant, the MCC approved the following changes to the design of our equity awards:

•

Include a negative TSR adjustment in the payout formula that reduces the payout modifier by 20% in the event of an above-target payout result associated with negative TSR for the performance period, for executive officers.

•	Settle RSU awards in stock, not in cash as in prior years, generally for all U.S. equity recipients, including executive officers.

•

Adjust RSU vesting from five-year cliff vesting to three-year annual ratable vesting, which is coupled with a two-year post-vesting holding period on the payout of these RSU grants for executive officers to require longer equity holding.

Chevron Corporation 2024 Proxy Statement

executive compensation

The MCC believes these changes positively align with stockholder interests in that they reduce executive LTIP payouts when TSR is negative, facilitate greater stock ownership, and maintain an equity holding requirement for executives while better matching the market practice for RSU vesting for the rest of the eligible workforce.

Component	2023 Proportion	How it works

Performance shares		Payout weighted 70% based on relative TSR as measured against the LTIP Performance Share Peer Group (BP, ExxonMobil, Shell, and TotalEnergies) and the S&P 500 Index and 30% based on relative ROCE Improvement as measured against the LTIP Performance Share Peer Group.
		Relative ranking	1	2	3	4	5	6
		TSR (70% weight, ranking includes S&P 500 Index)	200%	160%	120%	80%	40%	0%
		ROCE-I (30% weight, ranking excludes S&P 500 Index)	200%	150%	100%	50%	0%	n/a
		When TSR is within one percentage point, or ROCE-I is within half a percentage point of the nearest competitor(s), it is considered a tie and modifiers of the tied peers will be averaged.

Performance shares accrue dividend equivalents that are reinvested as additional shares, to be paid at the end of the performance period and subject to the same three-year cliff vesting schedule and performance multiplier.

Include a negative TSR adjustment in the payout formula that reduces the payout modifier by 20% in the event of above-target payout result associated with negative TSR for the performance period, for executive officers.

		Actual number of shares granted is determined by dividing the proportionate target value of the NEOs’ LTIP award by Chevron’s closing common stock price on the grant date.

		Payment is made in cash. Refer to footnote 2 on pages 84 and 85 for calculation details.

RSUs

Three-year ratable vesting with a two-year post-vesting holding period requirement for executive officers; RSUs accrue dividend equivalents that are reinvested as additional RSUs, to be paid at the time of vesting.

		Actual number of RSUs granted is determined by dividing the proportionate target value of the NEOs’ LTIP award by Chevron’s closing common stock price on the grant date.
		RSUs are settled in stock generally for U.S. payroll employees.

Stock options		Strike price is equal to Chevron’s closing common stock price on the grant date.
		Options vest and become exercisable at a rate of one-third per year for the first three years and expire 10 years after the grant date.
		Gains realized depend on the Chevron common stock price at the time of exercise compared with the strike price.

Actual number of stock options granted is determined by dividing the proportionate target value of the NEOs’ LTIP award by the Black-Scholes option value on the grant date, consistent with the grant date fair value calculation as presented in the “Summary Compensation Table.”

Chevron Corporation 2024 Proxy Statement

executive compensation

LTIP metrics

The MCC continues to believe TSR should be the primary pay-for-performance measure to align our CEO’s and other NEOs’ performance with stockholder interests. TSR is objectively determined and allows for meaningful comparisons of our performance relative to other companies within the same industry and to our stockholders’ other investment alternatives within the S&P 500 Total Return Index. Like TSR, ROCE is a standard performance measure by which stockholders measure a company’s performance, and it allows for meaningful comparisons relative to peers within our industry. The MCC believes that the addition of relative ROCE Improvement as a performance measure in our performance shares further strengthens the Company’s alignment with stockholder interests and reinforces our focus on delivering higher returns.

The majority of the LTIP award derives value directly from TSR (relative and absolute, including negative TSR adjustment).

For the CEO and the other NEOs to earn their originally targeted compensation, Chevron must show competitive TSR performance.

2021–2023 performance share payout

The three-year performance period for performance shares granted in January 2021 ended on December 31, 2023. For this three-year period, Chevron tied for third, fourth, and fifth for TSR when compared with the LTIP Performance Share Peer Group and the S&P 500 Index and tied for third and fourth in ROCE-I when compared to the LTIP Performance Share Peer Group, resulting in a payout multiplier of 79%.

For details on the performance payout calculation, refer to the tables in the “Option Exercises and Stock Vested in Fiscal Year 2023” section beginning on page 84.

2021 performance shares(1)

(2021–2023 LTIP Performance Period)

2023 LTIP grants

In January 2023, the independent Directors, upon the recommendation of the MCC, approved the LTIP award for the CEO and ratified the following LTIP awards for the other NEOs.

Name	2023 LTIP target value(3)	Performance shares	RSUs	Stock options

Michael K. Wirth	$17,000,000	47,460	23,730	92,800

Pierre R. Breber	$4,223,700	11,790	5,900	23,000

Mark A. Nelson	$5,512,500	15,390	7,700	30,100

A. Nigel Hearne	$5,512,500	15,390	7,700	30,100

R. Hewitt Pate	$4,223,700	11,790	5,900	23,000

(1)

Per program rules, annualized returns based on average closing stock price for the 20 trading days prior to the beginning of the performance period (January 1, 2021) and the last 20 trading days of the performance period (ending December 29, 2023). Figures rounded.

(2)	Starting ROCE period reflects 4Q19–3Q20 and closing ROCE period reflects 4Q22–3Q23.

(3)

The number of awarded performance shares, RSUs, and stock options was determined based on the Company’s common stock price on January 25, 2023, the grant date Black-Scholes value for stock options, and a performance share factor of 100% reflecting expected performance at target. As these inputs may vary from those used for financial reporting, the target value shown above may not match the values presented in the “Summary Compensation Table” or the “Grants of Plan-Based Awards in Fiscal Year 2023” table in this Proxy Statement, on pages 75 and 80, respectively.

Chevron Corporation 2024 Proxy Statement

executive compensation

2024 LTIP changes and grants

Effective with the 2024 LTIP grant, the MCC approved the settlement of performance share awards in stock, not in cash as in prior years, generally for all U.S. equity recipients, including executive officers. The MCC believes this change positively aligns with stockholder interests by facilitating greater stock ownership.

In January 2024, the independent Directors, upon the recommendation of the MCC, approved the following LTIP award target value for the CEO and ratified the following LTIP award target values for the other NEOs, with an award grant date of February 6, 2024. No change was made to the share calculation methodology for 2024. Mr. Breber did not receive a 2024 LTIP grant due to his retirement from the Company in March 2024.

Name	2024 LTIP target value(1)	Performance shares	RSUs	Stock options

Michael K. Wirth	$17,500,000	57,430	28,720	115,100

Pierre R. Breber	No grant	—	—	—

Mark A. Nelson	$5,593,500	18,360	9,180	36,800

A. Nigel Hearne	$5,593,500	18,360	9,180	36,800

R. Hewitt Pate	$4,286,100	14,070	7,030	28,200

retirement programs and other benefits

NEOs, like all other employees, have retirement programs and other benefits as part of their overall compensation package at Chevron. We believe these programs and benefits support our long-term investment cycle and encourage retention and long-term employment.

retirement programs

All of our employees, including our NEOs, have access to retirement programs that are designed to enable them to accumulate retirement income. The defined benefit and defined contribution restoration plans allow highly compensated employees to receive benefits similar to those they would have earned without the IRS limitations on qualified retirement plans under the Employee Retirement Income and Security Act. The deferred compensation plan allows eligible employees to defer salary, CIP awards, and LTIP performance share payouts.

(1)

The number of awarded performance shares, RSUs, and stock options was determined based on the Company’s common stock price on February 6, 2024, the grant date Black-Scholes value for stock options, and a performance share factor of 100% reflecting expected performance at target. As these inputs may vary from those used for financial reporting, the target value shown above may not match the values to be presented in the 2025 Proxy Statement’s “Summary Compensation Table” or “Grants of Plan-Based Awards in Fiscal Year 2024” table.

Chevron Corporation 2024 Proxy Statement

executive compensation

Plan name	Plan type	How it works	What’s disclosed

Chevron Retirement Plan (“CRP”)	Qualified Defined Benefit (IRS §401(a))	Participants are eligible for a pension benefit when they leave the Company as long as they meet age, service, and other provisions under the CRP.	In the “Summary Compensation Table” and the “Pension Benefits Table” in this Proxy Statement, we report the change in pension value in 2023 and the present value of each NEO’s accumulated benefit under the CRP.

Chevron Retirement Restoration Plan (“RRP”)	Nonqualified Defined Benefit	Provides participants with retirement income that cannot be paid from the CRP due to IRS limits on compensation and benefits.(1)	In the “Summary Compensation Table” and the “Pension Benefits Table” in this Proxy Statement, we report the change in value in 2023 and the present value of each NEO’s accumulated benefit under the RRP.

Employee Savings Investment Plan (“ESIP”)	Qualified Defined Benefit (IRS §401(a))	Participants who contribute a percentage of their annual compensation (i.e., base salary and CIP award) are eligible for a Company matching contribution, up to annual IRS limits.(2)	In the footnotes to the “Summary Compensation Table” in this Proxy Statement, we describe Chevron’s contributions to each NEO’s ESIP account.

Employee Savings Investment Plan– Restoration Plan (“ESIP-RP”)	Nonqualified Defined Contribution	Provides participants with an additional Company matching contribution that cannot be paid into the ESIP due to IRS limits on compensation and benefits.(3)	In the footnotes to the “Nonqualified Deferred Compensation Table” in this Proxy Statement, we describe how the ESIP-RP works. In the “Summary Compensation Table” and the “Nonqualified Deferred Compensation Table,” we present Chevron’s contributions to each NEO’s ESIP-RP account.

Deferred Compensation Plan (“DCP”)	Nonqualified Defined Contribution

Participants can defer up to:

•  90% of CIP awards and LTIP performance share payouts; and

•  40% of base salary above the IRS limit (IRS §401(a)(17)) for payment after retirement or separation from service.

Effective for awards granted in 2024 or later, performance shares are not eligible for deferral.

In the “Nonqualified Deferred Compensation Table” in this Proxy Statement, we report the aggregate NEO deferrals and earnings in 2023.

Chevron UK Pension Plan(4)	Registered UK Pension Scheme	Participants are eligible for a pension benefit when they leave the Company as long as they meet service and other provisions under the plan.

In the “Summary Compensation Table” and the “Pension Benefits Table” in this Proxy Statement, we report the change in value in 2023 and the present value of Mr. Hearne’s accumulated benefit under the UK Pension Plan.

benefit programs

The same health and welfare benefit programs, including post-retirement health care, that are broadly available to employees on our U.S. payroll also apply to NEOs, with no other special programs except executive physicals (as described below under “Perquisites”). In addition, NEOs are eligible for Human Resources policies and programs applicable to all U.S. payroll exempt employees, such as our expatriate benefits. Mr. Hearne served on expatriate assignments in prior years, during which he received expatriate and tax equalization benefits intended to place expatriate employees in a similar net tax position as a similarly compensated employee in their home country. These benefits are reported as perquisites in footnote 6 to the “Summary Compensation Table” and the “Pension Benefits Table” in this Proxy Statement starting on page 78 and 87, respectively.

(1)	IRS annual compensation limit was $330,000 in 2023.

(2)	Participants who contribute at least 2% of their annual compensation to the ESIP receive a Company matching contribution of 8% or 4% if they contribute 1%.

(3)	Participants who contribute at least 2% of their base salary to the DCP receive an ESIP-RP Company matching contribution of 8% of their base salary that exceeds the IRS annual compensation limit.

(4)

Plan only applicable to Mr. Hearne. Mr. Hearne became a U.S. employee eligible for the Company’s U.S. benefits programs in 2010. He has deferred pension and retirement entitlements in connection with his earlier employment as a U.K. payroll employee. Additional information is included in the “Summary Compensation Table” and the “Pension Benefits Table” in this Proxy Statement.

Chevron Corporation 2024 Proxy Statement

executive compensation

perquisites

We provide certain perquisites to eligible members of senior management, including the NEOs, as discussed below and with respect to certain “Benefit Programs” described above.

Ensuring the safety and security of our Chairman and CEO, Mr. Wirth, and the other NEOs is of critical importance to Chevron. Accordingly, perquisites include business-related security measures; in particular, these security measures include residential and personal security and the aggregate incremental costs to Chevron for personal use of Chevron automobiles and corporate aircraft to ensure secure travel and protection. For security reasons, the Board has mandated that Mr. Wirth fly the corporate aircraft for all business and personal travel whenever it is feasible, and Mr. Wirth is also provided with access to Chevron’s cars, drivers, and security personnel for both business and personal use.

Further, consistent with peer practice and as part of our standard employee benefit package, we provide financial counseling services pursuant to Chevron’s Financial Counseling Program to approximately 315 eligible members of senior management, including the NEOs, to assist them in obtaining professional advice on personal financial matters. We also provide executive physicals to approximately 50 eligible members of senior management, including the NEOs, to promote overall health and wellness.

The MCC periodically reviews our practices and disclosures with respect to perquisites. In footnote 6 to the “Summary Compensation Table” in this Proxy Statement on pages 78 and 79, we report the value of each NEO’s perquisites for 2023, as well as additional details regarding these perquisites.

Chevron Corporation 2024 Proxy Statement

executive compensation

compensation governance: oversight and administration of the executive compensation program independent compensation advice

The MCC oversees the executive compensation program. The MCC retains Meridian Compensation Partners, LLC (“Meridian”) as an independent compensation consultant to assist with the MCC’s duties. The MCC first engaged Meridian in 2014, following a comprehensive request-for-proposal process and subsequent screening and selection. The MCC has the exclusive right to select, retain, and terminate Meridian, as well as to approve any fees, terms, and other conditions of its service. Meridian and its lead consultant report directly to the MCC, but when directed to do so by the MCC, they work cooperatively with Chevron’s management to develop analyses and proposals for the MCC. Meridian provides the following services to the MCC:

•	Education on executive compensation trends within and across industries;

•	Recommendations regarding compensation philosophy and compensation levels;

•	Selection of compensation comparator groups; and

•	Identification and resolution of technical issues associated with executive compensation plans, including tax, accounting, and securities regulations.

Meridian does not provide any services to the Company. The MCC assessed Meridian’s independence considering the NYSE listing standards and SEC rules and concluded that no conflict of interest or independence concerns exist.

compensation risk management

The MCC annually undertakes a risk assessment of Chevron’s compensation programs to determine whether these programs are appropriately designed and to ensure that they do not motivate individuals or groups to take risks that are reasonably likely to have a material adverse effect on the Company. Following its most recent comprehensive review of the design, administration, and controls of these programs, the MCC was satisfied that Chevron’s programs are well structured with strong governance and oversight mechanisms in place to minimize and mitigate potential risks.

stock ownership guidelines

We require our NEOs to hold prescribed levels of Chevron common stock, further linking their interests with those of our stockholders. Executives have five years to attain their stock ownership guideline. Further, NEOs who have not attained their stock ownership guideline are required to hold shares acquired under the LTIP program until such ownership requirements are met.

Position	2023 stock ownership guidelines

CEO	Six times base salary

Vice Chairman, Executive Vice Presidents, and CFO	Four times base salary

All Other Executive Officers	Two times base salary

Based upon our 250-day trailing average stock price ending December 29, 2023 ($160.15), Mr. Wirth had a stock ownership base salary multiple of 21.0. All other NEOs met their respective ownership requirement and had an average stock ownership base salary multiple of 12.1. The MCC believes these ownership levels provide appropriate focus on our long-term business model.

Chevron Corporation 2024 Proxy Statement

executive compensation

employment, severance, and change-in-control agreements

In general, we do not maintain employment, severance, or change-in-control agreements with our NEOs. Upon retirement or separation from service for other reasons, NEOs are entitled to certain accrued benefits and payments generally available to other employees. We describe the benefits and payments in the “Pension Benefits Table,” the “Nonqualified Deferred Compensation Table,” and the “Potential Payments Upon Termination or Change-in-Control” table on pages 87–95, in this Proxy Statement.

In 2018, Mr. Pate and Chevron entered into an agreement relating solely to the vesting of Mr. Pate’s outstanding equity awards, if any, and the value of the Company’s contribution to the retiree health benefit upon termination if Mr. Pate’s employment is terminated for any reason on or after June 30, 2022. The effect of this agreement is described in “Potential Payments Upon Termination or Change-in-Control” on pages 94 and 95 in this Proxy Statement.

compensation recovery policies

The Chevron Incentive Plan, long-term incentive plans, Deferred Compensation Plan, and Retirement Restoration Plan include discretionary forfeiture provisions for certain amounts of cash and equity awarded to eligible participants, including NEOs, at any time if the participant engages in certain acts of misconduct, including, among other things: embezzlement; fraud or theft; disclosure of confidential information or other acts that harm our business, reputation, or employees; misconduct resulting in Chevron having to prepare an accounting restatement; and failure to abide by post-termination agreements respecting confidentiality, noncompetition, or nonsolicitation.

In October 2023, the Board of Directors approved the Chevron Corporation Dodd-Frank Clawback Policy, which is intended to comply with, and to be interpreted in a manner consistent with, Section 10D of the Exchange Act, SEC Rule 10D-1, and the NYSE listing standards. Under the policy, in the event Chevron is required to prepare an accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Company will recover erroneously awarded incentive-based compensation (as defined in the policy) previously paid to the Company’s covered executives (as defined in the policy) in accordance with the terms of the policy. Furthermore, under the policy, Chevron is prohibited from indemnifying any covered executive against the loss of erroneously awarded incentive-based compensation or any claims relating to Chevron’s enforcement of its rights under the policy. This policy is intended to supplement, not replace, existing compensation plan provisions.

hedging and pledging

Under our insider trading policies and procedures, our NEOs are prohibited from hedging and pledging Chevron securities, as described in more detail on page 104.

tax gross-ups

We do not pay tax gross-ups to our NEOs. We do provide standard expatriate packages, which include tax equalization payments, to all employees of the Company who serve on overseas assignments, including executive officers.

tax deductibility of NEO compensation

Section 162(m) of the Internal Revenue Code (“Code”) limits companies’ deduction for compensation paid to the CEO, CFO, and the other three most highly paid executives for the taxable year (excluding the CEO and CFO) to $1 million. All compensation paid to persons who in 2017, or any year following, were the CEO, CFO (in 2018 or later), or one of the other three most highly paid executives for the taxable year (excluding our CEO and CFO) will be subject to the cap of $1 million, and all compensation in excess of $1 million generally will not be deductible. The MCC awards compensation that is not deductible as it believes that it needs to consider all relevant factors that attract, motivate, and retain high-performing talent.

Chevron Corporation 2024 Proxy Statement

executive compensation

summary compensation table

The following table sets forth the compensation of our NEOs for the fiscal year ended December 31, 2023, and for the fiscal years ended December 31, 2022, and December 31, 2021, if they were NEOs in those years. The primary components of each NEO’s compensation are also described in our “Compensation Discussion and Analysis” in this Proxy Statement.

Name and principal position	Year	Salary ($)(1)		Stock awards ($)(2)	Option awards ($)(3)	Non-equity incentive plan compensation ($)(4)	Change in pension value and nonqualified deferred compensation earnings ($)(5)	All other compensation ($)(6)		Total ($)

M.K. Wirth Chairman and Chief Executive Officer	2023	$1,818,750		$13,669,951	$4,252,096	$2,610,000	$3,702,609	$436,450		$26,489,856
	2022	$1,689,583		$12,909,537	$4,000,488	$4,500,000	—	$474,317		$23,573,925
	2021	$1,650,000		$12,233,699	$3,874,962	$4,500,000	—	$351,624		$22,610,285

P.R. Breber Vice President and Chief Financial Officer	2023	$1,134,375		$3,396,781	$1,053,860	$1,201,750	$980,658	$144,130		$7,911,554
	2022	$1,063,542		$3,275,929	$1,015,436	$1,820,000	—	$130,600		$7,305,507
	2021	$1,020,000		$3,158,688	$1,000,818	$1,800,000	$1,007,726	$118,302		$8,105,534

M.A. Nelson Vice Chairman	2023	$1,187,500		$4,433,692	$1,379,182	$1,436,400	$3,653,842	$127,248		$12,217,864
	2022	$1,039,583		$3,275,929	$1,015,436	$2,100,000	—	$129,730		$7,560,678
	2021	$950,000		$3,158,688	$1,000,818	$1,800,000	$963,473	$115,401		$7,988,380

A.N. Hearne Executive Vice President, Oil, Products and Gas	2023	$1,039,583		$4,433,692	$1,379,182	$1,017,450	$841,155	$1,333,160		$10,044,222

R.H. Pate Vice President and General Counsel	2023	$1,084,375		$3,396,781	$1,053,860	$1,149,500	$446,251	$149,226		$7,279,993
	2022	$1,018,542	(7)	$3,275,929	$1,015,436	$1,680,000	$522,067	$622,218	(8)	$8,134,192

(1)

Reflects actual salary earned during the fiscal year covered. The following table reflects the annual salary rate and effective date for the years in which each person was an NEO and the amounts deferred under the DCP.

Name	Salary effective date	Salary	Total salary deferred under the DCP

	March 2023	$1,850,000	$29,775

M.K. Wirth	March 2022	$1,700,000	$27,692

	March 2021	$1,650,000	$27,200

	March 2023	$1,150,000	$16,087

P.R. Breber	March 2022	$1,075,000	$15,171

	March 2021	$1,020,000	$14,600

	February 2023	$1,200,000	$17,150

M.A. Nelson	October 2022	$1,100,000	$14,692
	March 2022	$1,050,000

	March 2021	$950,000	$13,200

A.N. Hearne	March 2023	$1,050,000	$51,979

R.H. Pate	March 2023	$1,100,000	$15,301
	March 2022	$1,025,000	$20,157
	January 2022	$1,000,000

We explain the amount of salary and non-equity incentive plan compensation in proportion to total compensation in our “Compensation Discussion and Analysis–2023 Compensation Programs and Outcomes” in this Proxy Statement.

Chevron Corporation 2024 Proxy Statement

executive compensation

(2)

Amounts for the 2023 fiscal year reflect the aggregate grant date fair value of performance shares and RSUs granted under the LTIP on January 25, 2023. We calculate the grant date fair value of these awards in accordance with ASC Topic 718, as described in Note 22, “Stock Options and Other Share-Based Compensation,” to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2023. These RSUs and performance shares accrue dividend equivalents. For purposes of this table only, estimates of forfeitures related to service-based vesting conditions for awards have been disregarded.

For performance shares granted on January 25, 2023, the per-share grant date fair value was $198.49, with valuation weighted 70% based on relative TSR and 30% based on relative ROCE-I. For the relative TSR valuation, we used a Monte Carlo approach to calculate the grant date fair value of $206.81. To derive estimated grant date fair value per share, this valuation technique simulates TSR for the Company and the LTIP Performance Share Peer Group and the S&P 500 Index using market data for a period equal to the term of the performance period; correlates the simulated returns within the peer group to estimate a probable payout value; and discounts the probable payout value using a risk-free rate for Treasury bonds having a term equal to the performance period. For the relative ROCE-I valuation, we used the grant date fair value of $179.08, the closing price of Chevron common stock on the grant date. Performance shares are settled in cash, and the cash payout, if any, is based on market conditions at the end of the performance period (January 2023 through December 2025). Payout is calculated in the manner described in footnote 2 to the “Option Exercises and Stock Vested in Fiscal Year 2023” table in this Proxy Statement. If the maximum level of performance were to be achieved for the performance shares granted in 2023, the grant date value would be $358.16 per share (200% of the grant date stock price), or $16,998,274 for Mr. Wirth; $5,512,082 for Messrs. Nelson and Hearne; and $4,222,706 for Messrs. Breber and Pate.

The per-unit grant date fair value of the RSUs was $179.08, the closing price of Chevron common stock on the grant date. These RSUs earn dividend equivalents and are settled in stock upon vesting one-third each January 31 following the first anniversary of the grant date.

The material terms of performance shares and RSUs granted in 2023 are described in the “Grants of Plan-Based Awards in Fiscal Year 2023” and “Outstanding Equity Awards at 2023 Fiscal Year-End” tables in this Proxy Statement.

(3)

Amounts for each fiscal year reflect the aggregate grant date fair value of nonstatutory/nonqualified stock options granted under the LTIP on January 25, 2023. The per-option grant date fair value was $45.82. We calculate the grant date fair value of these stock options in accordance with ASC Topic 718, as described in Note 22, “Stock Options and Other Share-Based Compensation,” to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2023. Stock options do not accrue dividends or dividend equivalents. For purposes of this table only, estimates of forfeitures related to service-based vesting conditions for awards have been disregarded. The material terms of stock options granted in 2023 are described in the “Grants of Plan-Based Awards in Fiscal Year 2023” and “Outstanding Equity Awards at 2023 Fiscal Year-End” tables in this Proxy Statement.

(4)

2023 amounts reflect CIP awards for the 2023 performance year that were paid in March 2024. Messrs. Nelson, Hearne, and Pate elected to defer 25% of their CIP awards to the DCP, or $359,100 for Mr. Nelson, $254,363 for Mr. Hearne, and $287,375 for Mr. Pate. See “Compensation Discussion and Analysis–Compensation Discussion and Analysis in Detail–Annual Incentive Plan (Chevron Incentive Plan)” in this Proxy Statement for a detailed description of CIP awards.

(5)

2023 amounts represent the aggregate change in the actuarial present value of the NEOs’ U.S. pension value for the CRP and the RRP and for Mr. Hearne the U.K. pension value from January 1, 2023, through December 31, 2023, expressed as a lump sum. The DCP and ESIP-RP do not pay above-market or preferential earnings and are not represented in this table. For purposes of this disclosure, we have used the same amounts required to be disclosed in the “Pension Benefits Table” in this Proxy Statement.

2023 changes in the actuarial present value of an NEO’s U.S. pension value are attributable to seven factors:

Highest average earnings (“HAE”) – For Messrs. Wirth, Breber, and Nelson, HAE is the highest consecutive 36-month average base salary and CIP awards. The change in present value also reflects an offset for Social Security benefits, whose increase may cause a reduction in net benefits. For Messrs. Hearne and Pate, HAE is the highest consecutive five-year average base salary and CIP awards.

Interest rate impact – Generally, a higher interest rate produces a lower pension value, and a lower interest rate produces a higher pension value. The 2023 discount rates used to discount pension values from age 60 to an NEO’s current age, 5.0% for the CRP and 4.8% for the RRP, are lower than the 2022 discount rates of 5.2% for both plans.

Lump-sum basis – The lump-sum interest rates for determining the actuarial present values of the pension benefit are based on the Pension Protection Act of 2006 lump-sum interest rates, and such rates were lower in 2023 than those used in 2022 by an average of 0.33 percentage points. The lump-sum mortality table is based on the rates required by the Pension Protection Act of 2006. These rates are updated annually by the Internal Revenue Service.

An additional year of age – The CRP and RRP provide an unreduced benefit at age 60 for eligible participants. Generally, being a year older results in an increase in pension value due to a shorter discount period from the current age to the assumed retirement age of 60. Once an NEO reaches age 60, the pension value can be negatively impacted when the assumed duration of future payments is shorter based on age and actuarial assumptions. Furthermore, the discount rate no longer applies.

An additional year of benefit service earned in 2023 – All of the NEOs worked for a full year in 2023; as a result, their pension benefits increased because they earned an additional year of benefit service.

Demographic assumptions – Current mortality tables are unchanged compared with 2022.

Change in lump-sum methodology – RRP actuarial assumptions were updated to better reflect aggregate participant elections.

Chevron Corporation 2024 Proxy Statement

executive compensation

The following table provides a breakdown of the percent of change in the NEO’s pension:

		Factors
Name	Total percent change in pension value, Jan.–Dec. 2023(a)	HAE	Interest rate impact	Lump-sum basis	One additional year of age	One additional year of service	Demographic assumption changes	Change in lump-sum methodology

M.K. Wirth	11.6%	11.9%	0.5%	0.8%	(2.0%)	3.0%	0.0%	(2.6%)

P.R. Breber	6.5%	(0.1%)	(0.9%)	1.1%	5.5%	3.2%	0.0%	(2.3%)

M.A. Nelson	25.0%	24.6%	0.7%	0.8%	(1.8%)	3.4%	0.0%	(2.7%)

A.N. Hearne	38.7%	23.7%	0.0%	2.3%	5.2%	10.3%	0.0%	(2.8%)

R.H. Pate	14.0%	5.7%	0.0%	0.8%	0.0%	9.9%	0.0%	(2.4%)

(a)

Calculated as follows: (actuarial present value of accumulated benefit at December 31, 2023 (reported in the “Pension Benefits Table” in this Proxy Statement) – actuarial present value of accumulated benefit at December 31, 2022 (reported in the “Pension Benefits Table” in last year’s Proxy Statement)) / actuarial present value of accumulated benefit at December 31, 2022 (reported in the “Pension Benefits Table” in last year’s Proxy Statement).

Additional information concerning the present value of benefits accumulated by our NEOs under these defined benefit retirement plans is included in the “Pension Benefits Table” in this Proxy Statement.

2023 changes in the actuarial present value of an NEO’s U.K. pension value are attributable to five factors:

An additional year of age – The UK Pension Plan provides an unreduced benefit at age 60 for eligible participants. Generally, being a year older results in an increase in pension value due to a shorter discount period from the current age to the assumed retirement age of 60.

Emerging inflation – The actual emerging (known and published) rates of inflation differ from those assumed at the prior year’s assessment, this changes elements of the projected pension at retirement.

Interest rate impact – Generally, a higher interest rate produces a lower pension value, and a lower interest rate produces a higher pension value. The 2023 discount rate used to discount pension values from age 60 to an NEO’s current age, 4.7%, is lower than the 2022 discount rate of 5.0%.

Inflation – The inflation that is assumed after the measurement date impacts the projected pension at retirement and the assumed increases to benefits during retirement.

Demographic assumptions – Changes in demographic assumptions (primarily life expectancy) affect the timing and duration of payment for pension benefits.

The following table provides a breakdown of the percent of change in Mr. Hearne’s U.K. pension:

		Factors
Name	Total percent change in pension value, Jan.–Dec. 2023(a)	One additional year of age	Emerging inflation	Interest rate impact	Inflation	Demographic assumption changes

A.N. Hearne	12.6%	5.0%	4.9%	5.3%	(1.1%)	(1.5%)

(a)

Calculated as follows: (actuarial present value of accumulated benefit at December 31, 2023 (reported in the “Pension Benefits Table” in this Proxy Statement) – actuarial present value of accumulated benefit at December 31, 2022) / actuarial present value of accumulated benefit at December 31, 2022.

Additional information concerning the present value of benefits accumulated by Mr. Hearne under this defined benefit retirement plan is included in the “Pension Benefits Table” in this Proxy Statement.

Chevron Corporation 2024 Proxy Statement

executive compensation

(6)

All Other Compensation for 2023 includes the following items, but excludes other arrangements that are generally available to our salaried employees on the U.S. payroll and do not discriminate in scope, terms, or operation in favor of our NEOs, such as our medical, dental, disability, group life insurance, and vacation programs.

	M.K. Wirth	P.R. Breber	M.A. Nelson	A.N. Hearne	R.H. Pate

ESIP Company Contributions(a)	$26,400	$26,400	$26,400	$26,400	$26,400

ESIP-RP Company Contributions(a)	$119,100	$64,350	$68,600	$56,767	$61,204

Perquisites(b)

Financial Counseling(c)	$15,000	$25,687	$26,769	$6,618	$15,000

Motor Vehicles(d)	$11,281	—	—	—	^

Corporate Aircraft(e)	$220,921	—	—	—	$19,064

Security(f)	$33,970	$26,977	—	$17,840	$20,365

Executive Physical(g)	—	—	—	$5,176	—

Expatriate & Tax Equalization Benefits (h)	—	—	—	$1,217,892	—

Other(i)	$9,778	$716	$5,479	$2,467	$7,133

Total, All Other Compensation	$436,450	$144,130	$127,248	$1,333,160	$149,226

(a)

The ESIP is a tax-qualified defined contribution plan open to employees on the U.S. payroll. The Company provides a matching contribution of 8% of annual compensation when an employee contributes 2% of annual compensation or 4% if they contribute 1%. Employees may also choose to contribute an amount above 2%, but none of the amount above 2% is matched. The Company match up to IRS limits ($330,000 of income in 2023) is made to the qualified ESIP account. For amounts above the IRS limit, the executive can elect to have 2% of base pay directed into the DCP, and the Company will match those funds with a contribution to the nonqualified ESIP-RP. Company contributions to the ESIP-RP are described further in the “Nonqualified Deferred Compensation Table” in this Proxy Statement.

(b)

Reflects perquisites and personal benefits received by an NEO in 2023 to the extent that the total value of such perquisites and personal benefits was equal to or exceeded $10,000. Items deemed perquisites are valued on the basis of their aggregate incremental cost to the Company. We do not provide tax gross-ups to our NEOs for any perquisites; however, we do in certain cases pay expatriate and tax equalization benefits in connection with overseas assignments, as discussed further in footnote h. In the table, dollar amounts below $100 are indicated by a “^.”

(c)

Reflects amounts related to income tax preparation services, plus other services provided under Chevron’s Financial Counseling Program, including life event, tax, investment, and estate planning services.

(d)

The Company maintains cars and drivers that the NEOs may use for business transportation and, in certain circumstances, for personal travel. NEOs may reimburse the Company’s incremental costs for any personal travel. For security reasons, Mr. Wirth is provided with access to the Company’s cars, drivers, and security personnel for both business and personal use. The aggregate incremental cost for such personal use reflects the sum of (i) a percentage of the total variable operating costs (including fuel and incremental maintenance costs, if any) for each vehicle used for personal use, based on personal use miles divided by the total miles traveled per vehicle, and (ii) all amounts paid for driver overtime for personal use.

(e)

Generally, executives are not allowed to use Company planes for personal use. For security reasons, due to the nature of Chevron’s business as a global integrated energy company, the Board mandates that Mr. Wirth fly on the corporate aircraft for all business and personal travel whenever it is feasible. Chevron U.S.A. Inc. (“CUSA”) and Mr. Wirth have entered into an Aircraft Time-Sharing Agreement (“ATSA”). Pursuant to the terms of the ATSA, Mr. Wirth reimbursed CUSA for a portion of his personal use of the corporate aircraft in 2023 within amounts permitted under FAA regulations. On a very limited basis, the CEO may authorize the personal use of a Company plane by other persons if, for example, it is in relation to and part of a trip that is otherwise business-related, such as a personal leg while on Company business, authorizing a spouse and/or other family members to accompany an executive on business travel (for which there was no incremental cost to the Company in 2023), or if it is in connection with a personal emergency. Aggregate incremental cost was determined by multiplying the operating hours attributable to personal use by the 2023 average hourly direct operating costs, plus actual crew and security costs (for overnight lodging, meals, transportation, and other incremental costs), plus actual flight-specific incremental costs and fees, where applicable.

(f)

For Mr. Wirth, reflects expenses related to security costs at his personal residences, which includes perimeter and physical security enhancements, network security and monitoring, and security consulting fees. Also included are incremental costs of security detail incurred in relation to personal air travel (for meals, transportation, and lodging). For Mr. Breber, residential security costs related to network security and monitoring fees ($26,977). For Messrs. Hearne and Pate, includes residential security costs related to network security and monitoring, and security consulting fees.

(g)	Includes executive physical and/or related diagnostic procedures.

(h)

Messrs. Breber, Nelson, and Hearne served on expatriate assignments in prior years, during which they received customary expatriate and tax equalization benefits intended to place expatriate employees in a similar net tax position as a similarly compensated employee in the United States. Amount shown for Mr. Hearne reflects expatriate assignment benefits ($1,429,203), amended tax equalization and similar payments in 2023, including tax equalization payments remitted in the host and home countries for compensation including RSUs that were granted during Mr. Hearne’s expatriate assignment and paid out in 2023 ($1,510,682). For Messrs. Breber and Nelson, equalization benefits are not reflected above, as estimated taxes plus prior years’ amendments resulted in a net negative value.

Chevron Corporation 2024 Proxy Statement

executive compensation

(i)

Reflects the value of retirement gifts presented to Mr. Breber. Includes the aggregate incremental cost of tickets for performing arts events and commercial flights, meals, activities, ground transportation, domestic Board trips, and other amenities for corporate events attended by an NEO and their spouse. From time to time, the NEOs and/or their spouses attend sporting or performing arts events for which Chevron is a corporate sponsor and for which the Company incurs no incremental cost.

(7)	For Mr. Pate, reflects reconciling entry for paid time off taken in 2022, in the amount of $10,677.

(8)

For Mr. Pate, reflects payment of invoice received in 2023 of $1,115 for relocation benefits associated with moving his position from Chevron’s headquarters in the San Francisco Bay Area to our Houston, Texas, office, incurred in 2022.

Chevron Corporation 2024 Proxy Statement

executive compensation

grants of plan-based awards in fiscal year 2023

The following table sets forth information concerning the grants of non-equity and equity incentive plan awards to our NEOs in 2023. Non-equity incentive plan awards are made under our CIP, and equity incentive plan awards (i.e., performance shares, RSUs, and stock options) are made under our LTIP. These awards are also described in the “Compensation Discussion and Analysis” section of this Proxy Statement.

			Estimated future payouts under non-equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards(2)			All other stock awards: number of shares of stock or units (#)(3)	All other option awards: number of securities underlying options (#)(4)	Exercise or base price of option awards ($/sh)(5)	Grant date fair value of stock and option awards(6)
Name	Award type	Grant date	Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)

M.K. Wirth	CIP		—	$3,052,500	$6,105,000	—	—	—	—	—	—	—
	Perf Shares	1/25/2023	—	—	—	10,441	47,460	94,920	—	—	—	$9,420,383
	Options	1/25/2023	—	—	—	—	—	—	—	92,800	$179.08	$4,252,096
	RSUs	1/25/2023	—	—	—	—	—	—	23,730	—	—	$4,249,568

P.R. Breber	CIP		—	$1,265,000	$2,530,000	—	—	—	—	—	—	—
	Perf Shares	1/25/2023	—	—	—	2,594	11,790	23,580	—	—	—	$2,340,209
	Options	1/25/2023	—	—	—	—	—	—	—	23,000	$179.08	$1,053,860
	RSUs	1/25/2023	—	—	—	—	—	—	5,900	—	—	$1,056,572

M.A. Nelson	CIP		—	$1,440,000	$2,880,000	—	—	—	—	—	—	—
	Perf Shares	1/25/2023	—	—	—	3,386	15,390	30,780	—	—	—	$3,054,776
	Options	1/25/2023	—	—	—	—	—	—	—	30,100	$179.08	$1,379,182
	RSUs	1/25/2023	—	—	—	—	—	—	7,700	—	—	$1,378,916

A.N. Hearne	CIP		—	$1,260,000	$2,520,000	—	—	—	—	—	—	—
	Perf Shares	1/25/2023	—	—	—	3,386	15,390	30,780	—	—	—	$3,054,776
	Options	1/25/2023	—	—	—	—	—	—	—	30,100	$179.08	$1,379,182
	RSUs	1/25/2023	—	—	—	—	—	—	7,700	—	—	$1,378,916

R.H. Pate	CIP		—	$1,210,000	$2,420,000	—	—	—	—	—	—	—
	Perf Shares	1/25/2023	—	—	—	2,594	11,790	23,580	—	—	—	$2,340,209
	Options	1/25/2023	—	—	—	—	—	—	—	23,000	$179.08	$1,053,860
	RSUs	1/25/2023	—	—	—	—	—	—	5,900	—	—	$1,056,572

(1)

The CIP is an annual incentive plan that pays a cash award for performance and is paid in March following the performance year. See our “Compensation Discussion and Analysis–Compensation Discussion and Analysis in Detail–Annual Incentive Plan (Chevron Incentive Plan)” in this Proxy Statement for a detailed description of CIP awards, including the criteria for determining the amounts payable.

“Target” is a dollar value based on a percentage of an NEO’s base salary set by the MCC. Actual 2023 performance-year CIP award results, which are approved in January 2024 and paid in March 2024, are reported in the “Summary Compensation Table” in this Proxy Statement, in the “Non-Equity Incentive Plan Compensation” column. Under the 2023 CIP, there is no threshold award. The maximum award is 200% of target for all CIP-eligible employees.

(2)

Reflects performance shares granted under the LTIP. See our “Compensation Discussion and Analysis–Compensation Discussion and Analysis in Detail– Long-Term Incentive Plan” in this Proxy Statement for a detailed description of performance share awards, including the criteria for determining the cash amounts payable. “Target” is the number of performance shares awarded in 2023. If there is a payout, “Threshold” represents the lowest possible payout (22% of the grant) and “Max” reflects the highest possible payout (200% of the grant). The performance shares awarded in 2023 accrue dividend equivalents and are settled in cash, and the cash payout, if any, will occur at the end of the three-year performance period (January 2023 through December 2025). Payout is calculated in the manner described in footnote 2 to the “Option Exercises and Stock Vested in Fiscal Year 2023” table in this Proxy Statement.

Chevron Corporation 2024 Proxy Statement

executive compensation

(3)

Reflects RSUs granted under the LTIP. See our “Compensation Discussion and Analysis-Compensation Discussion and Analysis in Detail-Long-Term Incentive Plan” for a detailed description of RSU awards. These RSUs accrue dividend equivalents in the form of additional RSUs. One-third vests each January 31, starting with the January 31 that is at least one year following the grant date, and will settle in shares of Chevron common stock. Shares issued upon vesting are subject to a two-year post-vesting holding period for executive officers, which is removed upon termination of employment.

(4)

Reflects nonstatutory/nonqualified stock options granted under the LTIP. See our “Compensation Discussion and Analysis-Compensation Discussion and Analysis in Detail-Long-Term Incentive Plan” for a description of stock option awards. Stock options have a 10-year term. One-third vests each January 31, starting with the January 31 that is at least one year following the grant date. The value of stock options realized upon exercise is determined by multiplying the number of stock options by the difference between the fair market value at the time of exercise and the exercise price of the stock options. Stock option awards do not accrue dividends or dividend equivalents.

(5)	The exercise price is the closing price of Chevron common stock on the grant date.

(6)	We calculate the grant date fair value of each award in accordance with ASC Topic 718 and as described in footnotes 2 and 3 to the “Summary Compensation Table” in this Proxy Statement.

Chevron Corporation 2024 Proxy Statement

executive compensation

outstanding equity awards at 2023 fiscal
year-end

The following table sets forth information concerning the outstanding equity incentive awards at December 31, 2023, for each of our NEOs.

	Option awards					Stock awards
Name(1)	Grant date of awards	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable(2)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(3)	Market value of shares or units of stock that have not vested ($)(4)	Equity incentive plan awards: number of unearned shares, units, or other rights that have not vested (#)(5)	Equity incentive plan awards: market or payout value of unearned shares, unit, or other rights that have not vested ($)(6)

M.K. Wirth	1/25/2023	—	92,800	$179.08	1/25/2033	24,663	$3,678,679	10,852	$1,618,619
	1/26/2022	56,600	113,200	$132.69	1/26/2032	30,956	$4,617,328	64,786	$9,663,467
	1/27/2021	211,400	105,700	$ 88.20	1/27/2031	47,365	$7,064,918
	1/29/2020	298,100		$110.37	1/29/2030	40,127	$5,985,414
	1/30/2019	236,900		$113.01	1/30/2029	39,431	$5,881,509
	1/31/2018	182,100		$125.35	1/31/2028
	1/25/2017	80,800		$117.24	1/25/2027
	1/27/2016	239,900		$ 83.29	1/27/2026
	1/28/2015	164,600		$103.71	1/28/2025

P.R. Breber	1/25/2023	—	23,000	$179.08	1/25/2033	6,132	$914,632	2,696	$ 402,097
	1/26/2022	14,366	28,734	$132.69	1/26/2032	7,854	$1,171,561	16,441	$2,452,331
	1/27/2021	54,600	27,300	$ 88.20	1/27/2031	12,227	$1,823,723
	1/29/2020	77,000		$110.37	1/29/2030	10,366	$1,546,258
	1/30/2019	62,600		$113.01	1/30/2029	10,423	$1,554,695
	1/31/2018	52,900		$125.35	1/31/2028
	1/25/2017	62,200		$117.24	1/25/2027
	1/27/2016	234,900		$ 83.29	1/27/2026
	1/28/2015	11,300		$103.71	1/28/2025

M.A. Nelson	1/25/2023	—	30,100	$179.08	1/25/2033	8,003	$1,193,672	3,519	$ 524,874
	1/26/2022	14,366	28,734	$132.69	1/26/2032	7,854	$1,171,561	16,441	$2,452,331
	1/27/2021	54,600	27,300	$ 88.20	1/27/2031	12,227	$1,823,723
	1/29/2020	77,000		$110.37	1/29/2030	10,473	$1,562,169
	1/30/2019	62,600		$113.01	1/30/2029	10,530	$1,570,613
	1/31/2018	27,700		$125.35	1/31/2028
	1/25/2017	18,100		$117.24	1/25/2027

A.N. Hearne	1/25/2023	—	30,100	$179.08	1/25/2033	8,003	$1,193,672	3,519	$ 524,874
	1/26/2022	10,833	21,667	$132.69	1/26/2032	5,924	$883,648	12,390	$1,848,064
	1/27/2021	20,567	20,567	$ 88.20	1/27/2031	9,219	$1,375,071
	1/29/2020	19,334		$110.37	1/29/2030	7,835	$1,168,605
	1/30/2019					5,454	$813,460

Chevron Corporation 2024 Proxy Statement

executive compensation

	Option awards					Stock awards
Name(1)	Grant date of awards	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable(2)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(3)	Market value of shares or units of stock that have not vested ($)(4)	Equity incentive plan awards: number of unearned shares, units, or other rights that have not vested (#)(5)	Equity incentive plan awards: market or payout value of unearned shares, unit, or other rights that have not vested ($)(6)

R.H. Pate	1/25/2023	—	23,000	$179.08	1/25/2033	6,132	$914,632	2,696	$ 402,097
	1/26/2022	14,366	28,734	$132.69	1/26/2032	7,904	$1,179,034	16,441	$2,452,331
	1/27/2021	20,567	20,567	$ 88.20	1/27/2031	9,241	$1,378,428
	1/29/2020	58,000		$110.37	1/29/2030	7,814	$1,165,564
	1/30/2019	47,200		$113.01	1/30/2029	7,860	$1,172,384
	1/31/2018	40,200		$125.35	1/31/2028
	1/25/2017	35,475		$117.24	1/25/2027

(1)

Termination for reasons other than for misconduct may result in full or partial vesting of awards granted under the LTIP. Full or partial vesting depends upon the sum of an NEO’s age plus their years of service. This policy reflects our belief that the LTIP should be designed to encourage retention and support long-term employment. For a description of the effect of this policy on the outstanding LTIP awards of our NEOs, refer to the “Potential Payments Upon Termination or Change-in-Control” section of this Proxy Statement.

(2)

Stock options have a 10-year term. 2016 and earlier grants vest at the rate of one-third per year, with vesting occurring on the first, second, and third annual anniversary of the grant date. For 2017 and later grants, one-third vests each January 31, starting with the January 31 that is at least one year following the grant date. Stock option awards do not accrue dividends or dividend equivalents.

(3)

Represents unvested RSUs and dividend equivalents, rounded to whole units. 2022 and earlier awards are paid out in cash at the end of the five-year vesting period. 2023 and later awards are settled in stock upon vesting one-third each January 31 following the first anniversary of the grant date.

(4)

Market value is based upon number of RSUs that have not been vested or released, including, when applicable, dividend equivalents, multiplied by $149.16, the closing price of Chevron common stock on December 29, 2023.

(5)

Represents performance shares and dividend equivalents, rounded to whole shares, that vest and are paid out in cash at the end of the applicable three-year performance period. The estimated shares for the 2022 award are based upon a 22% performance multiplier, and the estimated shares for the 2023 award are based upon a 100% performance multiplier.

(6)

Represents the estimated cash payout value of performance shares based upon the number of performance shares, including dividend equivalents, multiplied by $149.16, the closing price of Chevron common stock on December 29, 2023. The estimated payout value for the 2022 award is based on a 22% performance multiplier, and the estimated payout value for the 2023 award is based on a 100% performance multiplier. The estimated payout value may not necessarily reflect the final payout. The final payout will be calculated in the manner described in footnote 2 to the “Option Exercises and Stock Vested in Fiscal Year 2023” table in this Proxy Statement.

Chevron Corporation 2024 Proxy Statement

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option exercises and stock vested in
fiscal year 2023

The following table sets forth information concerning the cash value realized by each of our NEOs upon exercise of stock options; vesting of performance share and restricted stock unit awards in 2023; and withholding of portions of unvested restricted stock unit awards to pay taxes.

	Options		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)(1)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(2)

M.K. Wirth	—	—	111,159	$17,228,256

P.R. Breber	25,000	$1,507,250	29,714	$4,624,699

M.A. Nelson	—	—	25,366	$3,868,185

A.N. Hearne	—	—	31,230	$5,011,892

R.H. Pate	—	—	22,488	$3,501,044

(1)

Value realized upon exercise was determined by multiplying the number of stock options exercised by the difference between the fair market value of Chevron common stock on the exercise date and the exercise price of the stock options.

Name	Shares acquired on exercise	Grant date	Exercise price	Exercise date	Market price at exercise	Value realized on exercise

P.R. Breber	25,000	1/28/2015	$164.00	8/11/2023	$4,100,000	$1,507,250

(2)

Represents the cash value of vested performance shares granted in 2021 for the performance period January 2021 through December 2023, paid in February 2024. Also includes the cash value of vested restricted stock units granted in 2018, paid in February 2023; and the cash value of RSUs withheld to pay taxes on unvested RSUs no longer subject to substantial risk of forfeiture. Each of these is described further page 86.

performance shares

We calculate the cash value of performance share payouts as follows:

First, we calculate our TSR and the TSR of our LTIP Performance Share Peer Group and S&P 500 Index for the three-year performance period. We calculate TSR for the three-year performance period as follows:

TSR =	(20-day average ending share price (–) 20-day average beginning share price (+) reinvested dividend value)
20-day average beginning share price

“Ending” refers to the last 20 trading days of the performance period. “Beginning” refers to the last 20 trading days prior to the start of the performance period. In each instance, we use closing prices to calculate the 20-day average.

The results are expressed as an annualized average compound rate of return.

Second, we calculate our ROCE-I and the ROCE-I of our LTIP Performance Share Peer Group for the three-year performance period. ROCE-I is the percentage point difference between the trailing 12-month ROCE as of the quarter preceding the end of the three-year performance period and the trailing 12-month ROCE as of the quarter preceding the start of the three-year performance period. We calculate ROCE as follows:

ROCE =	(net income excluding special items (+) after tax interest expense (+) noncontrolling interests income)
average capital employed

Net Income (excluding special items) is the net income adjusted for significant, externally disclosed non-operating items. Capital Employed is the sum of stockholders’ equity, total debt, and noncontrolling interests equity. Average Capital Employed is computed by averaging the sum of Capital Employed at the beginning of and end of the 12-month net income period. The final ROCE calculation may include reasonable estimates and will be determined and certified by the MCC in its sole discretion.

Chevron Corporation 2024 Proxy Statement

executive compensation

Third, we rank our TSR and ROCE-I against the TSR and ROCE-I of our LTIP Performance Share Peer Group and S&P 500 Index if applicable to determine the performance multiplier applicable to the awards. Our rank then determines what the performance multiplier will be, as follows:

Our rank	1st	2nd	3rd	4th	5th	6th

TSR modifier (70% weight, ranking includes S&P 500 Index)	200%	160%	120%	80%	40%	0%

ROCE-I modifier (30% weight, ranking excludes S&P 500 Index)	200%	150%	100%	50%	0%	n/a

For example, if we rank first in TSR compared with our LTIP Performance Share Peer Group and S&P 500 Index and second in ROCE-I, then the performance multiplier would be 185%. Under the rules of the LTIP, in the event our measured annualized TSR is less than one percentage point of the nearest competitor(s), the results will be considered a tie, and the TSR modifier will be the average of the tied ranks. In the event our measured ROCE-I is less than one-half of a percentage point of the nearest competitor(s), the results will be considered a tie, and the ROCE-I modifier will be the average of the tied ranks. For example, if Chevron ranks fifth in TSR and ties with the TSR of the peer that ranks sixth, it will result in a TSR modifier of 20% (the average of 40% and 0%). In addition, if Chevron ranks fourth in ROCE-I and ties with the ROCE-I of the peer that ranks fifth, it will result in a ROCE-I modifier of 25% (the average of 50% and 0%). The weighted results of the modifiers are rounded to the nearest whole number. The overall performance multiplier would then result in 22%.

70% x TSR modifier	+	30% x ROCE-I modifier	=	Performance multiplier

In the event of negative TSR for the performance period, any above-target TSR modifier will be reduced by 20% for executive officers.

Fourth, we determine the cash value and payout of the performance share award, as follows:

(Number of performance shares granted + dividend equivalents)	x	Performance multiplier	x	20-day trailing average price of Chevron common stock at the end of the performance period	=	Cash value/payout

For awards of performance shares made in 2021, the three-year performance period ended December 2023. Chevron tied for third, fourth, and fifth place for TSR and tied for second and third place for ROCE-I. This resulted in a performance multiplier of 79% for the period. Accordingly, the cash value of the 2021 grant was calculated as follows:

Name	Shares granted plus dividend equivalents	x	Performance multiplier	=	Shares acquired on vesting	x	20-day trailing average price	=	Cash value/payout

M.K. Wirth	99,156		79%		78,333		$147.46		$11,551,004

P.R. Breber	25,604		79%		20,227		$147.46		$2,982,728

M.A. Nelson	25,604		79%		20,227		$147.46		$2,982,728

A.N. Hearne	19,285		79%		15,235		$147.46		$2,246,576

R.H. Pate	19,285		79%		15,235		$147.46		$2,246,576

The cash value/payout includes the value of fractional shares.

Messrs. Nelson and Hearne elected to defer 25% of their 2021 performance share grant, $745,682 for Mr. Nelson and $561,644 for Mr. Hearne. Provisions of the DCP and distribution elections are described in the footnotes to the “Nonqualified Deferred Compensation Table” in this Proxy Statement.

Chevron Corporation 2024 Proxy Statement

executive compensation

restricted stock units

Vested RSUs are valued by multiplying the number of units vested by the closing price of Chevron common stock on the vesting date, or, if the NYSE is not open on the vesting date, by the closing price on the last date prior to the vesting date that the NYSE is open. The following RSUs vested and were paid in cash in 2023.

Name	Number of shares acquired on vesting (#)		Grant date	Vest date	Price used to value shares(a)	Value realized on vesting

M.K. Wirth	31,383		1/31/2018	1/31/2023	$174.02	$5,461,295

P.R. Breber	9,121		1/31/2018	1/31/2023	$174.02	$1,587,176

M.A. Nelson	4,773		1/31/2018	1/31/2023	$174.02	$830,662

A.N. Hearne	2,669		1/31/2018	1/31/2023	$174.02	$464,458
	12,580	(b)	1/29/2020	1/31/2023	$174.02	$2,189,136

R.H. Pate	6,937		1/31/2018	1/31/2023	$174.02	$1,207,172

(a)	Closing price of Chevron common stock on the NYSE on the vest date.

(b)	Represents supplemental RSUs awarded in 2020.

RSUs are subject to certain tax liabilities prior to vesting when a substantial risk of forfeiture no longer exists. Generally, this event occurs when grant recipients reach age or age and service milestones. In December 2023, Chevron withheld the following RSUs from grants to pay taxes. The cash value of shares withheld includes the value of fractional shares withheld. Messrs. Wirth, Breber, Nelson, and Pate have more than 90 points, as described in our “Potential Payments upon Termination or Change-in-Control” in this Proxy Statement and the full FICA tax obligation for the 2019, 2020, and 2021 grants were paid in prior years, when grants were no longer subject to substantial risk of forfeiture. Mr. Hearne reached 90 points in 2023, and the cash value of shares withheld is based on the remaining portion of RSUs no longer subject to substantial risk of forfeiture.

Name	Shares withheld	Grant date	Valuation date	Price used to value shares(a)	Cash value of shares withheld

M.K. Wirth	1,443	1/26/2022	12/18/2023	$149.68	$215,957

P.R. Breber	366	1/26/2022	12/18/2023	$149.68	$54,795

M.A. Nelson	366	1/26/2022	12/18/2023	$149.68	$54,795

A.N. Hearne	54	1/30/2019	12/18/2023	$149.68	$8,141
	151	1/29/2020	12/18/2023	$149.68	$22,635
	265	1/27/2021	12/18/2023	$149.68	$39,617
	276	1/26/2022	12/18/2023	$149.68	$41,329

R.H. Pate	316	1/26/2022	12/18/2023	$149.68	$47,296

(a)	Closing price of Chevron common stock on the NYSE on the valuation date.

Chevron Corporation 2024 Proxy Statement

executive compensation

pension benefits table

The following table sets forth information concerning the present value of benefits accumulated by our NEOs, under our defined benefit retirement plans, or pension plans.

Name	Plan name	Number of years credited service(1)	Present value of accumulated benefit(2)		Payments during last fiscal year

M.K. Wirth	Chevron Retirement Plan	38	$2,189,948		—
	Chevron Retirement Restoration Plan		$33,486,125		—

P.R. Breber	Chevron Retirement Plan	34	$2,007,271		—
	Chevron Retirement Restoration Plan		$14,072,827		—

M.A. Nelson	Chevron Retirement Plan	38	$2,261,118		—
	Chevron Retirement Restoration Plan		$16,018,005		—

A.N. Hearne	Chevron Retirement Plan	14	$388,453		—
	Chevron Retirement Restoration Plan		$1,727,157		—
	Chevron UK Pension Plan	20	$2,243,483	(3)	—

R.H. Pate	Chevron Retirement Plan	14	$490,151		—
	Chevron Retirement Restoration Plan		$3,151,816		—

(1)

Credited service is computed as of the same pension plan measurement date used for financial statement reporting purposes with respect to Chevron’s audited 2023 financial statements and is generally the period that an employee is a participant in the plan for which the employee is an eligible employee and receives pay from a participating company. For the CRP and RRP, credited service does not include service prior to July 1, 1986, if employees were under age 25. Our NEOs have such pre–July 1, 1986, age 25 service. Their actual years of service are as follows: Mr. Wirth, 41 years, and Mr. Nelson, 39 years.

(2)

Reflects the actuarial present value of the accumulated benefit as of December 31, 2023, computed as of the same pension plan measurement date used for financial statement reporting purposes with respect to Chevron’s audited 2023 financial statements. For the CRP and RRP, a present value of the benefit is determined at the earliest age when participants may retire without any benefit reduction due to age (age 60, or current age if older, for the NEOs), using service and compensation as of December 31, 2023. This present value is then discounted with interest to the date used for financial reporting purposes. Except for the assumption that the retirement age is the earliest retirement without a benefit reduction due to age, the assumptions used to compute the present value of accumulated benefits are the assumptions described in Note 23, “Employee Benefit Plans,” to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2023. These assumptions include the discount rate of 5.0% for CRP and 4.8% for RRP as of December 31, 2023. This rate reflects the rate at which benefits could be effectively settled and is equal to the equivalent single rate resulting from yield curve analysis as described in Note 23. The present values reflect the forms of payment based on the interest rate and mortality table assumptions used for financial reporting purposes on December 31, 2023, which are prescribed by the Pension Protection Act of 2006. See footnote 5 to the “Summary Compensation Table” in this Proxy Statement for a description of the factors related to the change in the present value of the pension benefit.

(3)

For the UK Pension Plan, the present value of the benefit is determined at the earliest age when participants may retire without any benefit reduction being applied to some or all of their pension due to age (this is age 60 or 65, respectively, for Mr. Hearne), using service and compensation as of the date at which benefits ceased accruing. This present value is then discounted with interest to the date used for financial reporting purposes. The assumptions used to compute the present value of accumulated benefits are the assumptions described in Note 23, “Employee Benefit Plans,” to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2023. These assumptions include the discount rate of 4.7% as of December 31, 2023. This rate is equal to the single equivalent rate resulting from consideration of yield curves derived from market yields on high-quality fixed income instruments as of December 31, 2023, and the distribution of the UK Pension Plan’s projected future benefit payments. Benefits in the UK Pension Plan are automatically increased, both once in payment and over the period from the date accrual ceased to the date pensions commenced. Indexation is generally linked to U.K. price inflation, which is assumed at the average rate of 2.7% per annum from December 31, 2023, but subject to limitations. See footnote 5 to the “Summary Compensation Table” in this Proxy Statement for a description of the factors related to the change in the present value of the pension benefit.

Chevron Corporation 2024 Proxy Statement

executive compensation

Our NEOs are eligible for a pension after retirement and participate in both the Chevron Retirement Plan (a defined-benefit pension plan that is intended to be tax-qualified under Code section 401(a)) and the Chevron Retirement Restoration Plan (an unfunded, nonqualified defined-benefit pension plan). The RRP is designed to provide benefits comparable with those provided by the CRP, but that cannot be paid from the CRP because of Code limitations on benefits and earnings. In addition to the U.S-based plans, Mr. Hearne is eligible for benefits under the UK Pension Plan (a defined-benefit pension plan that is intended to be a registered pension scheme under the Finance Act 2024 of the Parliament of the United Kingdom).

For employees hired prior to January 1, 2008, including Messrs. Wirth, Breber, and Nelson, the age 65 retirement benefits are calculated as a single life annuity equal to 1.6% of the participant’s highest average earnings multiplied by years of credited service, minus an offset for Social Security benefits. For this purpose, HAE is the average of the highest base salary and CIP awards over 36 consecutive months. On December 31, 2023, the applicable annualized averages were: Mr. Wirth, $4,722,222; Mr. Breber, $2,329,367; and Mr. Nelson, $2,362,500.

The CRP benefit reflects the earnings limitation imposed by the Code for qualified plans. On December 31, 2023, the applicable annualized earnings, after reflecting the average of the last three-year Code compensation limitations, was $308,333. The RRP benefit reflects the difference between the total retirement benefit and the benefit provided under the CRP. The age 65 retirement benefits for employees hired prior to January 1, 2008, are actuarially reduced below age 50, reduced by early retirement discount factors of 5% per year from age 50 to age 60, and unreduced at age 60.

For employees who became eligible for U.S. benefits on or after January 1, 2008, including Messrs. Hearne and Pate, the age 65 retirement benefits are calculated as a lump sum equal to the participant’s annualized HAE multiplied by 11% for the years of credited service before age 60 and 14% for the years of credited service after age 60. For this purpose, HAE is the average of the highest base salary and CIP awards over 60 consecutive months. On December 31, 2023, the applicable averages were: Mr. Hearne, $1,651,567, and Mr. Pate, $2,263,147.

The CRP benefit reflects the earnings limitation imposed by the Code for qualified plans. On December 31, 2023, the applicable annualized earnings, after reflecting the average of the last five-year Code compensation limitations, were $298,000 for Mr. Hearne and Mr. Pate. For employees hired after December 31, 2007, the amount of the benefit is reduced by 4.5% annual compound interest if payment commences prior to age 60.

For the CRP and RRP, participants are eligible for an early retirement benefit if they are vested on the date employment ends. Generally, a participant is vested after completing five years of service. All NEOs are eligible for an early retirement benefit, calculated as described above.

Despite the calculations above, all retirees may elect to have their CRP benefits paid in the form of a lump-sum, single life annuity joint and survivor annuity, life and term-certain annuity, and uniform income annuity.

The equivalent of optional forms of annuity payment are calculated by multiplying the early retirement benefit by actuarial factors, based on age, in effect on the benefit calculation date. The Code’s applicable interest rate and applicable mortality table are used for converting from one form of benefit to an actuarially equivalent optional form of benefit. Employees can elect to have their CRP benefit commence prior to normal retirement age, which is age 65, but no earlier than when employment ends. CRP participants do not make distribution elections until separation from service.

The RRP may be paid as early as the first quarter that is at least one year following separation from service. Retirees may elect to receive the RRP lump-sum equivalent in a single payment or in up to 10 annual installments.

Chevron Corporation 2024 Proxy Statement

executive compensation

Our NEOs made the following RRP distribution elections:

Name	Number of annual installments elected	Time of first payment

M.K. Wirth	1	First quarter that is at least one year following separation from service

P.R. Breber	5	First January that is at least one year following separation from service

M.A. Nelson	10	First quarter that is at least one year following separation from service

A.N. Hearne	1	First quarter that is at least one year following separation from service

R.H. Pate	1	First quarter that is at least one year following separation from service

For U.K. heritage Texaco employees hired prior to January 1, 2003, including Mr. Hearne, the UK Pension Plan benefit is calculated as an age 60 joint life annuity equal to 1.85% of the participant’s final pensionable pay multiplied by eligible years of credited service up to December 31, 2002, minus a state pension offset (calculated as 1/46th of the annual equivalent of the single person’s basic state pension in force upon termination of pensionable service) and as an age 65 joint life annuity equal to 1.9% of the participant’s final pensionable pay multiplied by eligible years of credited service from January 1, 2003, minus a state pension offset (calculated as 1/44th of the annual equivalent of the single person’s basic state pension in force upon termination of pensionable service).

A participant can elect to receive a portion of their benefit as a tax-free lump sum and a smaller monthly pension. The age 65 retirement benefit is actuarially reduced if commenced prior to age 65, and the age 60 retirement benefit is actuarially increased if commenced after age 60. Following the participant’s death, a pension is payable to an eligible dependent. The amount is equal to 50% of the pension to which the participant would have been entitled without any restriction for the U.K. tax approvable limit and is payable for the rest of the dependent’s life.

Chevron Corporation 2024 Proxy Statement

executive compensation

nonqualified deferred compensation table

In this section, we set forth information concerning the value of each NEO’s compensation that is deferred pursuant to our DCP and our ESIP-RP.

DCP

The DCP is an unfunded and nonqualified defined contribution plan that permits NEOs to defer up to 90% of CIP awards, up to 90% of LTIP performance share awards, and up to 40% of salary. The DCP is intended to qualify as an unfunded pension plan maintained by an employer for a select group of management or highly compensated employees within the meaning of the Employee Retirement Income and Security Act.

DCP deferrals accrue earnings, including dividend equivalents and common stock price appreciation or depreciation, based upon an NEO’s selection of investments from 12 different funds that are designated by the MCC and that are also available in the ESIP, Chevron’s tax-qualified defined contribution plan open to employees on the U.S. payroll. DCP funds and their annual rates of return as of December 31, 2023, were:

Chevron Common Stock Fund	-13.62%

Capital Group EuroPacific Growth Trust Class U3	15.79%

Dodge & Cox Income Separate Account	8.04%

Principal Diversified Real Asset	3.31%

Vanguard Balanced Index Fund Institutional Shares	17.58%

BlackRock MSCI ACWI Ex-U.S. Index Account C	15.49%

Government Short-Term Investment Account C	5.15%

Equity Index Account C	26.30%

Extended Equity Market Fund M	25.34%

U.S. Debt Index Account C	5.69%

Putnam Stable Value Fund(1)	—

EARNEST Partners Smid Cap Core Fund—Class 1	14.80%

NEOs may transfer into and out of funds daily. NEOs and other insiders may only transact in the Chevron Common Stock Fund during a 20-business-day period that begins on the first business day that is at least 24 hours after the public release of quarterly and annual earnings (an Insider Trading Window). Deferrals for NEOs and other insiders who elect their deferrals be tracked with reference to Chevron common stock are, upon deferral, tracked with reference to the Vanguard Treasury Money Market Fund. At the close of the Insider Trading Window, the balance of the Vanguard Treasury Money Market Fund is transferred to the Chevron Common Stock Fund. The 2023 annual rate of return for the Vanguard Treasury Money Market Fund was 5.05%.

Payments of DCP deferrals are made after the end of employment in up to 10 annual installments. Amounts tracked in Chevron common stock are paid in common stock, and all other amounts are paid in cash. Participants may elect payment to commence as early as the first quarter that is at least 12 months following separation from service. The DCP was amended for post-2004 deferrals in accordance with Section 409A of the Code. As a result, NEOs may make different elections for pre-2005 and post-2004 deferrals. If a plan participant engages in misconduct (as defined in the DCP), DCP balances related to awards made under the LTIP or the CIP on or after June 29, 2005, may be forfeited.

(1)	Annual rate of return not available as fund has not been in existence for at least a year.

Chevron Corporation 2024 Proxy Statement

executive compensation

ESIP-RP

The ESIP-RP is a nonqualified defined contribution restoration plan that provides for the Company contribution that would have been paid into the ESIP but for the fact that the NEO’s base salary exceeded the annual compensation limit under Code 401(a)(17) ($330,000 in 2023). A minimum 2% deferral of base pay over the Code’s annual compensation limit is required in order to receive a Company contribution in the ESIP-RP. Contributions are tracked in phantom Chevron common stock units. Participants receive phantom dividends on these units, based on the dividend rate that is earned on Chevron common stock. Plan balances may be forfeited if a participant engages in misconduct (as defined in the ESIP-RP). Accounts are paid out in cash, commencing as early as the first quarter that is at least 12 months following separation from service, in up to 10 annual installments.

Name(1)	Executive contributions in the last fiscal year(2)	Company contributions in the last fiscal year(3)	Aggregate earnings in the last fiscal year(4)	Aggregate withdrawals / distributions(5)	Aggregate balance at last fiscal year-end(6)

M.K. Wirth	$29,775	$119,100	$2,513,191	—	$24,710,000

P.R. Breber	$16,087	$64,350	($1,592,179)	—	$10,184,472

M.A. Nelson	$1,994,547	$68,600	$1,279,787	—	$10,988,571

A.N. Hearne	$1,785,145	$56,767	$645,036	—	$6,404,496

R.H. Pate	$15,301	$61,204	$1,068,998	—	$7,287,479

(1)

Below are the payment elections made by each of the NEOs with respect to their DCP and ESIP-RP plan balances. If deferral years are not noted, elections apply to post-2004 balances and, if applicable, pre-2005 balances.

Name	Plan name	Number of annual installments elected	Time of first payment

M.K. Wirth	DCP	1	First quarter that is at least one year following separation from service
	ESIP-RP	1	First quarter that is at least one year following separation from service

P.R. Breber	DCP	5	First January that is at least one year following separation from service
	ESIP-RP	5	First January that is at least one year following separation from service

M.A. Nelson	DCP	10	First quarter that is at least one year following separation from service
	ESIP-RP post-2004	10	First quarter that is at least one year following separation from service
	ESIP-RP pre-2005	1	First quarter that is at least one year following separation from service

A.N. Hearne	DCP	1	First quarter that is at least one year following separation from service
	ESIP-RP	1	First quarter that is at least one year following separation from service

R.H. Pate	DCP	1	First quarter that is at least one year following separation from service
	ESIP-RP	1	First quarter that is at least one year following separation from service

Chevron Corporation 2024 Proxy Statement

executive compensation

(2)

Reflects 2023 DCP deferrals of salary, any 2022 performance-year CIP, and LTIP performance shares for the 2020–2022 performance period. Salary deferrals are also included in the “Salary” column that is reported in the “Summary Compensation Table” in this Proxy Statement and are quantified as “Total Salary Deferred Under the DCP” in footnote 1 to that table. For Mr. Nelson and Mr. Hearne, the CIP deferred in 2023 was reported in footnote 4 to the “Summary Compensation Table.” For Mr. Nelson, the value of deferred LTIP performance shares was reported in footnote 2 of the “Option Exercises and Stock Vested in Fiscal Year 2022” table in our 2023 Proxy Statement.

Name	2023 salary deferrals	2023 CIP deferrals	2023 LTIP deferrals

M.K. Wirth	$29,775	—	—

P.R. Breber	$16,087	—	—

M.A. Nelson	$17,150	$525,000	$1,452,397

A.N. Hearne	$51,979	$420,000	$1,313,166

R.H. Pate	$15,301	—	—

(3)	Represents ESIP-RP contributions by the Company for 2023. These amounts are also reflected in the “All Other Compensation” column in the “Summary Compensation Table” in this Proxy Statement.

(4)

Represents the difference between DCP and ESIP-RP balances at December 31, 2023, and December 31, 2022, less CIP, LTIP, and salary deferrals in the DCP and Company contributions in the ESIP-RP. For this purpose, “earnings” includes dividend equivalents, common stock price appreciation (or depreciation), and other similar items. 2023 earnings in the DCP and ESIP-RP were as follows:

Name	DCP earnings	ESIP-RP earnings

M.K. Wirth	$2,918,539	($405,348)

P.R. Breber	($1,428,215)	($163,964)

M.A. Nelson	$1,431,172	($151,385)

A.N. Hearne	$713,233	($68,197)

R.H. Pate	$1,255,562	($186,564)

(5)	In-service withdrawals are not permitted from the DCP or the ESIP-RP.

(6)	Represents DCP and ESIP-RP balances as of December 31, 2023, as follows:

Name	DCP balance	ESIP-RP balance

M.K. Wirth	$22,054,896	$2,655,104

P.R. Breber	$9,097,264	$1,087,208

M.A. Nelson	$9,978,467	$1,010,104

A.N. Hearne	$5,929,053	$475,443

R.H. Pate	$6,059,613	$1,227,866

The amounts reported in the aggregate balance at last fiscal year-end were reported as compensation to the NEOs in the “Summary Compensation Table” in prior Proxy Statements as follows:

Name	Salary deferral amounts previously reported	ESIP-RP amounts previously reported	CIP amounts previously reported	LTIP amounts previously reported

M.K. Wirth	$257,040	$1,028,162	$3,457,080	$6,147,430

P.R. Breber	$72,010	$288,039	—	—

M.A. Nelson	$52,246	$208,983	$1,210,125	$2,399,229

A.N. Hearne	—	—	—	—

R.H. Pate	$351,497	$310,442	$506,100	—

Chevron Corporation 2024 Proxy Statement

executive compensation

Deferrals of the 2023 CIP awards and the LTIP performance shares for the 2021–2023 performance period are not reflected in the DCP balance at December 31, 2023, as they were not deferred until the underlying awards were settled in 2024. They were reported in footnotes to the “Summary Compensation Table” and the “Option Exercises and Stock Vested in Fiscal Year 2023” table in this Proxy Statement, as follows:

Name	CIP amounts previously reported and credited to the DCP in 2024	LTIP amounts previously reported and credited to the DCP in 2024

M.K. Wirth	—	—

P.R. Breber	—	—

M.A. Nelson	$359,100	$745,682

A.N. Hearne	$254,363	$561,644

R.H. Pate	$287,375	—

Chevron Corporation 2024 Proxy Statement

executive compensation

potential payments upon termination or change-in-control

With the exception of Mr. Pate, our NEOs do not have employment contracts or other agreements or arrangements that provide for enhanced severance, special guaranteed payments, or other benefits upon retirement, termination, or change-in-control. In 2018, Mr. Pate and Chevron entered into agreements relating solely to the vesting of Mr. Pate’s outstanding equity awards, if any, and the value of the Company’s contribution to the retiree health benefit upon termination; such agreements are described in the table below and in our “Compensation Discussion and Analysis–Compensation Governance: Oversight and Administration of the Executive Compensation Program–Employment, Severance, and Change-in-Control Agreements” in this Proxy Statement. In addition, in the event of a change-in-control, our NEOs are not eligible for accelerated vesting of outstanding equity awards under the LTIP. However, upon termination for reasons other than misconduct (as defined in the LTIP), our NEOs are entitled to accrued and vested interests (and in some cases deemed vesting of unvested interests) in their outstanding equity awards, retirement plan benefits, and certain limited perquisites. Under the LTIP, full or partial vesting of unvested equity grants is a function of the sum of an NEO’s age plus their time in service and the reason for termination. Our policy reflects our belief that our equity and benefit programs should be designed to encourage retention and support long-term employment. Many of our business decisions have long-term horizons, and to ensure that our executives have a vested interest in our future profitability, such programs enable executives with long service to continue to share in our success. The increasing benefits of longer service on equity grants is illustrated by the following table.

	Termination for misconduct(1)	Termination for any reason less than one year after grant date(1)	Termination for any reason other than misconduct and grants held for at least one year after grant date,(2) and on termination date either:
			Are less than age 60 and have less than 75 points (sum of age and service)	Are at least age 60 or have at least 75 points	Are at least age 65 or have at least 90 points

Performance shares	Forfeit 100% of grant	Forfeit 100% of grant	Forfeit 100% of grant	Prorated vesting(3)	100% vested(3)

RSUs	Forfeit 100% of grant	Forfeit 100% of grant	Forfeit 100% of grant	Prorated vesting(3)	100% vested(3)

Stock options	Forfeit 100% of grant	Forfeit 100% of grant	Forfeit 100% of unvested grant 180 days from termination to exercise(4)	Prorated vesting 5 years from termination to exercise(4)	100% vested(3) Remaining term to exercise

(1)

For grants of awards during or after 2005 that have been exercised, or in the case of performance shares or RSUs, vested and paid, the Board of Directors has the ability to claw back any gains if an NEO engages in certain acts of misconduct, as described in our “Compensation Discussion and Analysis–Compensation Governance: Oversight and Administration of the Executive Compensation Program–Compensation Recovery Policies” in this Proxy Statement. Under the LTIP, “misconduct” is defined to include, among other things: embezzlement; fraud or theft; disclosure of confidential information or other acts that harm our business, reputation, or employees; misconduct resulting in Chevron having to prepare an accounting restatement; or failure to abide by post-termination agreements respecting confidentiality, noncompetition, or non-solicitation.

(2)	For 2017 and later grants, one must remain employed through the January 31 that is one year after the grant date.

(3)	Award based on and paid at the end of the performance or vesting period.

(4)	Or the remaining term, if less.

In the table that follows, we have assumed that each NEO terminated their employment for reasons other than for misconduct on December 31, 2023. Amounts reported do not include the value of vested and unexercised stock options reported in the “Outstanding Equity Awards at 2023 Fiscal Year-End” table, performance shares or RSUs that vested in 2023 as reported in the “Option Exercises and Stock Vested in Fiscal Year 2023” table, or accrued retirement and other benefits reported in the “Pension Benefits Table” and “Nonqualified Deferred Compensation Table” in this Proxy Statement.

Chevron Corporation 2024 Proxy Statement

executive compensation

We also do not include benefits that would be available generally to all or substantially all salaried employees on the U.S. payroll and do not discriminate in scope, terms, or operations in favor of our NEOs, such as accrued vacation, group life insurance, post-retirement health care, and the ESIP.

Benefits and payments upon termination for any reason other than for misconduct(1)

Name	Base salary	CIP	Severance	Long-term incentives unvested and deemed vested due to termination(2)			Benefits(3)
				Performance shares	RSUs	Stock options

M.K. Wirth	—	—	—	$9,663,467	$23,549,169	$8,307,876	$45,000

P.R. Breber	—	—	—	$2,452,331	$6,096,237	$2,137,457	—

M.A. Nelson	—	—	—	$2,452,331	$6,128,066	$2,137,457	—

A.N. Hearne	—	—	—	$1,848,064	$4,240,784	$1,610,619	$4,900,214

R.H. Pate	—	—	—	$2,452,331	$4,895,410	$1,727,013	—

(1)

Includes normal or early retirement and voluntary or involuntary (other than for misconduct) termination, including termination following a change-in-control. We do not maintain separate change-in-control programs for our NEOs.

(2)

Reflects values of deemed vested stock options, performance shares, and standard RSUs under the LTIP, based on the number of points (sum of age and number of years of service) at the time of termination. All awards granted in 2023 are forfeited upon a termination in 2023.

Termination with more than 90 points

Our NEOs have more than 90 points. Termination with at least 90 points results in deemed vesting of unvested portions of grants that have met the minimum holding requirement, or the remaining one-third of the 2021 stock option grant, the remaining two-thirds of the 2022 stock option grant, 100% of the 2022 performance share grant, and 100% of the outstanding standard RSUs granted in 2019, 2020, 2021, and 2022. Vested stock options may be exercised through the remaining term of the option.

In 2018, Chevron entered into an agreement with Mr. Pate, which provides that Mr. Pate is deemed to have 90 points if he is terminated on or after June 30, 2022, for any reason other than misconduct.

Valuation of performance shares, RSUs, and stock options

Performance share values for the 2022 grants are calculated based on $149.16, the December 29, 2023 closing price of Chevron common stock, and a performance multiplier (the combination of weighted TSR modifier and ROCE-I modifier) of 100%. Refer to footnote 2 of the “Option Exercises and Stock Vested in Fiscal Year 2023” table in this Proxy Statement for a description of how we calculate the payout value of performance shares, as well as a summary of the amounts paid in February 2024 for the 2021 performance share grants. The TSR modifier for the 2022 grant depends on Chevron’s TSR for the three-year performance period relative to the LTIP Performance Share Peer Group and the S&P 500 Index and ranges from 0 to 200% in increments of 40%. The ROCE-I modifier for the 2022 grant depends on Chevron’s ROCE-I for the three-year performance period relative to the LTIP Performance Share Peer Group and ranges from 0 to 200% in increments of 50%.

Restricted stock unit values are calculated based on $149.16, the December 29, 2023, closing price of Chevron common stock.

Stock option values are calculated based on the difference between $149.16, the December 29, 2023, closing price of Chevron common stock, and the option exercise price as reported in the “Outstanding Equity Awards at 2023 Fiscal Year-End” table in this Proxy Statement, multiplied by the deemed vested stock options.

(3)

Mr. Wirth will be provided with post-retirement office and administrative support services during his lifetime. The estimated aggregate incremental cost of these benefits is approximately $45,000 per year, which represents the estimated compensation and benefit cost for administrative support personnel, allocated based on 25% of the time dedicated to providing such services and no incremental cost for utilizing vacant office space at Chevron’s headquarters.

Our NEOs are eligible to receive early retirement benefits from the CRP and the RRP upon separation from service. Their distribution elections and the present value of accumulated benefits are disclosed in the “Pension Benefits Table” in this Proxy Statement.

Our NEOs are also eligible to receive payment from the ESIP-RP and from the DCP upon separation from service. Their distribution elections and the aggregate plan balances as of December 31, 2023, are disclosed in the “Nonqualified Deferred Compensation Table” in this Proxy Statement.

Mr. Hearne transferred from the U.K. to U.S. payroll in 2010. Upon termination, Mr. Hearne is eligible for a one-time payment to reflect the difference in the value of his actual UK Pension Plan benefit and the value of his UK Pension Plan benefit had it included his compensation following his transfer to the U.S. payroll. UK Pension Plan rules in effect at the earlier of termination of the plan or the participant’s ultimate termination of employment will be applied for the calculation. This is a standard policy applied consistently to employees who transfer payrolls.

In 2018, Chevron entered into an agreement with Mr. Pate, which provides for benefits and payments in an amount equal to the actuarial value of the difference between the portion of retiree health Company contribution, based on points at termination, and the full applicable Company contribution at that time.

Chevron Corporation 2024 Proxy Statement

equity compensation plan information

The following table provides certain information as of December 31, 2023, with respect to Chevron’s equity compensation plans.

Plan category(1)	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)		Weighted-average exercise price of outstanding options, warrants, and rights (b)		Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders(2)	24,990,261	(3)	$112.28	(4)	101,709,802	(5)

Equity compensation plans not approved by security holders(6)	179,643	(7)	—(8)		—(9)

Total	25,169,904		$112.28	(4)	101,709,802

(1)

The table does not include information for employee benefit plans of Chevron and subsidiaries intended to meet the tax qualification requirements of section 401(a) of the Code and certain foreign employee benefit plans that are similar to section 401(a) plans or information for equity compensation plans assumed by Chevron in mergers and securities outstanding thereunder at December 31, 2023. The number of shares to be issued upon exercise of outstanding stock options, warrants, and rights under plans assumed in mergers and outstanding at December 31, 2023, was 906,248, and the weighted-average exercise price (excluding RSUs and other rights for which there is no exercise price) was $329.64. The weighted average remaining term of the stock options is 1.34 years. No further grants or awards can be made under these assumed plans.

(2)

Consists of three plans: the prior LTIP, the 2022 LTIP and the NED Plan. Stock options and RSUs were awarded under the prior LTIP, and shares were issued under the subplans of the prior LTIP for certain non-U.S. locations. Stock options and RSUs may be awarded under the 2022 LTIP, and shares may be issued under the subplans of the 2022 LTIP for certain non-U.S. locations. Restricted stock, RSUs, and retainer stock options may be awarded under the NED Plan.

(3)

Consists of 23,689,735 shares subject to stock options (granted under the prior LTIP, the 2022 LTIP, or the NED Plan), 1,015,482 shares subject to RSUs granted under the prior LTIP and 2022 LTIP, and 285,044 shares subject to RSUs and stock units awarded prior to 2007 under the NED Plan. Does not include grants that are payable in cash only, such as performance shares, stock appreciation rights, and cash-settled RSUs granted under the prior LTIP.

(4)	The price reflects the weighted average exercise price of stock options under the prior LTIP, the 2022 LTIP, and the NED Plan. The weighted average remaining term of the stock options is 5.25 years.

(5)

The 2022 LTIP was approved by the stockholders on May 25, 2022. The maximum number of shares that can be issued under the 2022 LTIP is 104,000,000. The 2022 LTIP has 101,131,758 shares that remain available for issuance pursuant to awards. An aggregate of 277,349 shares issued under the employee stock purchase plans for non-U.S. locations was counted against the 2022 LTIP limit. Awards granted under the LTIP that are settled in cash or that are deferred under the DCP will not deplete the maximum number of shares that can be issued under the 2022 LTIP. The maximum number of shares that can be issued under the NED Plan is 1,600,000, pursuant to Amendment Number One to the NED Plan that was approved by stockholders on May 25, 2016. The NED Plan has 578,044 shares that remain available for issuance pursuant to awards.

(6)	Consists of the DCP, which is described in the “Nonqualified Deferred Compensation Table” in this Proxy Statement.

(7)	Reflects the number of Chevron Common Stock Fund units allocated to participant accounts in the DCP as of December 31, 2023.

(8)	There is no exercise price for outstanding rights under the DCP.

(9)

Current provisions of the DCP do not provide for a limitation on the number of shares available under the plan. The total actual distributions under the DCP in the last three years were 10,936 shares in 2023, 16,343 shares in 2022, and 28,874 shares in 2021.

Chevron Corporation 2024 Proxy Statement

CEO pay ratio

The ratio of the annual total compensation for the CEO to the annual total compensation of our median employee was 151:1 for 2023, calculated by dividing our CEO 2023 annual total compensation of $26,489,856 by the 2023 annual total compensation of our median employee of $175,673.1

The SEC’s rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to choose from a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable with our pay ratio reported above.

Our CEO to median employee pay ratio is a reasonable estimate calculated in a manner that is consistent with SEC rules based on a combination of compensation data from global payroll and human resources records and using the methodology, assumptions, and estimates described below.

We identified the median employee using our employee population as of October 1, 2023, which included approximately 45,511 individuals located in 51 countries, of which 25,811 employees were on U.S. payroll and 19,700 were on non-U.S. payrolls. Utilizing the “de minimis exemption” as permitted by SEC rules, we excluded approximately 4.6% of the total employee population in the non-U.S. jurisdictions with small employee populations. As a result, we excluded 2,090 individuals in 30 non-U.S. countries. The excluded countries and their employee populations were as follows: Bahrain (6), Bangladesh (493), Belgium (129), Cambodia (43), Cameroon (9), China (324), Cyprus (11), Egypt (57), El Salvador (89), Equatorial Guinea (72), Finland (2), Germany (103), Greece (10), Guatemala (49), Honduras (29), Hong Kong (73), India (9), Mexico (57), Myanmar (3), the Netherlands (111), Norway (2), Pakistan (98), Panama (38), Republic of Congo (41), Republic of Korea (11), Russian Federation (28), Sri Lanka (73), Taiwan (1), United Arab Emirates (65), and Vietnam (54). As a result of these exclusions, the employee population used to identify the median employee was composed of 43,421 individuals. We included employees from the following non-U.S. countries: Angola, Argentina, Australia, Bermuda, Brazil, Canada, Colombia, France, Indonesia, Israel, Japan, Kazakhstan, Kuwait, Malaysia, Nigeria, the Philippines, Singapore, Thailand, the United Kingdom, and Venezuela.

We identified the median employee using 2023 total cash compensation as our consistently applied compensation measure, calculated for employees as the sum of (i) 2023 annual base salary determined as of October 1, 2023, and (ii) the actual annual cash bonus paid in the first quarter of 2023; provided, however, that for hourly employees who work for Chevron Australia Downstream Stores Pty Ltd., Chevron Singapore Pte. Ltd., or Chevron Stations Inc., their total cash compensation was instead based on actual wages and bonus paid during 2023. The compensation in non-U.S. currencies was converted to U.S. dollars using an average foreign exchange rate for the month of October 2023.

Our pay philosophy is to pay our workforce competitively and equitably; we offer competitive pay packages across all geographies based on industry-specific compensation in the local market, job responsibilities, and individual performance. In general, our compensation programs are applied consistently across the workforce, and compensation targets are set using a consistent methodology regardless of job function, with a higher percentage of pay-at-risk provided to executives. We believe both CEO and our employee compensation packages are appropriately structured to attract and retain the talent needed to deliver on our business plan and to drive long-term stockholder value.

1	The annual total compensation of the median employee is calculated in the same manner as CEO annual total compensation in the “Summary Compensation Table” in this Proxy Statement.

Chevron Corporation 2024 Proxy Statement

pay versus performance
pay versus performance table
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between executive Compensation Actually Paid (“CAP”) and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance
philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Executive Compensation–Compensation Discussion and Analysis” starting on page 49.

	CEO pay		Other NEO pay			Value of initial fixed $100 investment based on:		Other performance measures
Year	Summary compensation table total for CEO (1)	CAP for CEO (2)	Average summary compensation table total for non-CEO NEOs (3)		Average CAP for non-CEO NEOs (4)	Total stockholder return (5)	Peer Group total stockholder return (5)(6)	Net income (billions) (7)	Return on capital employed (ROCE) (8)

2023	$26,489,856	$(24,671,364)	$9,363,408		$(3,452,659)	$148	$151	$21.4	11.9%

2022	$23,573,925	$86,746,262	$7,993,797	(9)	$25,087,289	$171	$145	$35.5	20.3%

2021	$22,610,285	$54,351,572	$8,654,188		$17,681,842	$108	$92	$15.6	9.4%

2020	$29,017,031	$7,582,335	$9,053,126		$2,548,051	$74	$66	$(5.5)	(2.8%)

(1)	Represents amounts reported for Mr. Wirth for each corresponding year in the “Summary Compensation Table” in the “Total” column.

(2)
Amounts for each fiscal year do not reflect the actual amount of compensation earned by or paid to Mr. Wirth during the applicable year. In accordance with SEC rules, the amounts reported in this column for each fiscal year were calculated by making the following adjustments to amounts reported for Mr. Wirth in the “Summary Compensation Table” in the “Total” column:

Year	Reported summary compensation table total for CEO	Less reported value of equity awards (a)	Plus award adjustments (b)	Less reported change in the actuarial present value of pension benefits (c)	Plus pension benefit adjustments (d)	CAP to CEO

2023	$26,489,856	$(17,922,047)	$(30,256,850)	$(3,702,609)	$720,286	$(24,671,364)

(a)	Represents, for each applicable year, the sum of the amounts reported in the “Summary Compensation Table” in the “Stock Awards” and “Option Awards” columns.

Chevron Corporation 2024 Proxy Statement

pay versus performance

(b)
Represents, for each applicable year, the following adjustments: (i) the addition of year-end
fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the addition (or subtraction if negative) of the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the addition of the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the addition (or subtraction if negative) of the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the addition of the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. Equity award values are calculated in accordance with ASC Topic 718. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year-end fair value of equity awards granted in the year and unvested at year-end	Year over year change in fair value of outstanding and unvested equity awards	Fair value as of vesting date of equity awards granted and vested in the year	Year over year change in fair value of equity awards granted in prior years that vested in the year	Fair value at the end of the prior year of equity awards that failed to meet vesting conditions in the year	Value of dividends or other earnings paid on stock or option awards not otherwise reflected in fair value or total compensation	Total equity award adjustments

2023	$10,248,856	$(19,131,394)	—	$(15,310,493)	$(6,063,819)	—	$(30,256,850)

(c)	Represents, for each applicable year, the amount reported in the “Summary Compensation Table” in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column.

(d)
Represents, for each applicable year, the aggregate of two components: (i) the actuarially determined service cost under the CRP and RRP for services rendered by Mr. Wirth during the applicable year (the “service cost”); and (ii) the entire cost of benefits granted in a plan amendment (or initiation) during the applicable year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation (the “prior service cost”), in each case, calculated in accordance with U.S. GAAP. The amounts deducted or added in calculating the pension benefit adjustments are as follows:

Year	Service cost	Prior service cost	Total pension benefit adjustments

2023	$720,286	—	$720,286

(3)
Represents, for each applicable year, the average of the amounts reported in the “Summary Compensation Table” in the “Total” column for the NEOs as a group (excluding Mr. Wirth). The NEOs (excluding Mr. Wirth) included for purposes of calculating the average amounts in each applicable year are as follows: for 2023, Messrs. Breber, Nelson, Hearne, and Pate; for 2022, Messrs. Breber, Johnson, Nelson, and Pate; and for 2021 and 2020, Messrs. Breber, Johnson, Geagea, and Nelson.

(4)
Amounts for each fiscal year do not reflect the actual average of reported amounts of compensation earned by or paid to the NEOs as a group (excluding Mr. Wirth) during the applicable year. In accordance with SEC rules, the amounts reported in this column for each fiscal year were calculated by making the following adjustments to average total compensation for the NEOs as a group (excluding Mr. Wirth), using the same methodology
described above in footnote 2. For Mr. Hearne, amounts include U.K. pension benefits.

Year	Average reported summary compensation table total for non-CEO NEOs	Less average reported value of equity awards	Plus average equity award adjustments (a)	Less average reported change in the actuarial present value of pension benefits	Plus average pension benefit adjustments (b)	Average CAP to non-CEO NEOs

2023	$9,363,408	$(5,131,758)	$(6,484,360)	$(1,480,477)	$280,528	$(3,452,659)

Chevron Corporation 2024 Proxy Statement

pay versus performance

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average year- end fair value of equity awards granted in the year and unvested at year-end	Year over year average change in fair value of outstanding and unvested equity awards	Average fair value as of vesting date of equity awards granted and vested in the year	Year over year average change in fair value of equity awards granted in prior years that vested in the year	Average fair value at the end of the prior year of equity awards that failed to meet vesting conditions in the year	Average value of dividends or other earnings paid on stock or option awards not otherwise reflected in fair value or total compensation	Total average equity award adjustments

2023	$2,934,784	$(4,557,135)	—	$(3,489,420)	$(1,372,589)	—	$(6,484,360)

(b)	The amounts deducted or added in calculating the total pension benefit adjustments are as follows:

Year	Average service cost	Average prior service cost	Total average pension benefit adjustments

2023	$280,528	—	$280,528

(5)	Represents, for each applicable year, cumulative total stockholder return beginning December 31, 2019, at market close.

(6)	Competitor Peer Group refers to BP, ExxonMobil, Shell, and TotalEnergies. The average cumulative TSR is weighted by each peer’s market cap as of the beginning of each year.

(7)	Figures rounded.

(8)
ROCE is calculated by dividing earnings (adjusted for
after-tax
interest expense and noncontrolling interests) by the average of total debt, noncontrolling interests, and Chevron Corporation stockholders’ equity for the year.

(9)	Reflects the updated figures for Salary and All Other Compensation in 2022 for Mr. Pate, as described in footnotes 7 and 8 to the “Summary Compensation Table.”
financial performance measures
The three measures listed below are important financial performance measures
used by the Company to link CAP to the NEOs, for the most recently completed fiscal year, to the Company’s performance. These financial measures are part of our short-term and long-term incentive plan design that reflects the Company’s philosophy to pay for absolute and competitive performance, in alignment with stockholder returns.

•	Earnings 1
•	ROCE 2
•	Free cash flow 3

1	Earnings as detailed in “Definitions of Selected Energy and Financial Terms” in Exhibit 99.1 of Chevron’s Annual Report on Form 10-K for the year ended December 31, 2023.

2
ROCE is calculated by dividing earnings (adjusted for
after-tax
interest expense and noncontrolling interests) by the average of total debt, noncontrolling interests and Chevron Corporation stockholders’ equity for the year.

3	Free cash flow is a non-GAAP financial measure. See Appendix A for a reconciliation to U.S. GAAP.

Chevron Corporation 2024 Proxy Statement

pay versus performance

CAP versus TSR, net income, and company selected measure

A significant portion of the CAP to Mr. Wirth and to the other NEOs is composed of equity awards that motivate absolute and relative stock performance. As a result, the change in CAP amounts is aligned closely with Chevron’s absolute TSR and relative performance to the peer group.
In 2023, the CAP values for our CEO and the other NEOs are negative due to the decline in both absolute TSR and relative TSR to the peer group.

Net income and ROCE are significant components of the financial measures used to assess performance within the Company’s short-term incentive compensation program. The financial results category is weighted at 35% under the Company’s annual incentive plan, which includes earnings (or net income) and ROCE as components of the metrics within the financial results category. While the change in CAP amounts for CEO and the other NEOs shows directional correlation with the change in net income and ROCE in 2023, the negative CAP amounts are largely the result of decline in TSR, despite strong net income and ROCE.

The change in CAP to Mr. Wirth and the change in average CAP to the Company’s other NEOs are aligned with the financial measures detailed above. The CAP calculation largely reflects accounting adjustments to outstanding equity valuation and therefore does not equate to the actual realized compensation to the NEOs.
The MCC maintains a disciplined and consistent approach in managing Chevron’s executive compensation. Market data, Company performance, realizable pay, and realized pay are regularly reviewed and discussed to ensure a healthy balance between a competitive executive compensation program for talent attraction and retention, and alignment of pay and performance to drive long-term stockholder value creation.

Chevron Corporation 2024 Proxy Statement

stock ownership information

security ownership of certain beneficial

owners and management

The following table shows the ownership interest in Chevron common stock as of March 15, 2024 (unless otherwise noted), for (i) holders of more than 5% of our outstanding common stock; (ii) each non-employee Director; (iii) each NEO; and (iv) all current non-employee Directors and executive officers as a group. As of that date, there were 1,850,512,476 shares of Chevron common stock outstanding.

Name (“+” denotes a non-employee director)	Shares beneficially owned(1)		Stock units(2)	Total	Percent of class

The Vanguard Group(3)	161,516,631		—	161,516,631	8.56%

BlackRock, Inc.(4)	131,461,833		—	131,461,833	7.00%

Berkshire Hathaway Inc./Warren E. Buffett(5)	126,093,326		—	126,093,326	6.70%

State Street Corporation(6)	124,594,421		—	124,594,421	6.60%

Wanda M. Austin+	13,611		1,581	15,192	*

Pierre R. Breber	698,470		65,595	764,065	*

John B. Frank+	17,063		14,404	31,467	*

Alice P. Gast+	0		24,847	24,847	*

A. Nigel Hearne	163,877		17,260	181,137	*

Enrique Hernandez, Jr.+	10,196		29,286	39,482	*

Marillyn A. Hewson+	3,200		10,127	13,327	*

Jon M. Huntsman Jr.+	5,732		1,581	7,313	*

Charles W. Moorman+	41,403		47,165	88,568	*

Dambisa F. Moyo+	8,867		5,386	14,253	*

Mark A. Nelson	396,906		14,671	411,577	*

R. Hewitt Pate	338,854	(7)	11,238	350,092	*

Debra Reed-Klages+	4,275		12,987	17,262	*

D. James Umpleby III+	10,622		1,581	12,203	*

Cynthia J. Warner+	0		3,106	3,106	*

Michael K. Wirth	1,936,473		53,468	1,989,941	*

All current non-employee Directors and executive officers as a group (19 persons)	3,401,866	(8)	272,221	3,674,087	*

*	Less than 1%.

(1)

Amounts shown include shares that may be acquired upon exercise of stock options that are currently exercisable or will become exercisable within 60 days of March 15, 2024, as follows: 619,199 shares for Mr. Breber, 14,413 shares for Mr. Frank, 92,167 shares for Mr. Hearne, 28,809 shares for Mr. Moorman, 306,066 shares for Mr. Nelson, 258,408 for Mr. Pate, 1,663,633 shares for Mr. Wirth, and 2,648,747 shares for all current non-employee Directors and executive officers as a group. For executive officers, the amounts shown include shares held in trust under the ESIP.

(2)

Stock units do not carry voting rights and may not be sold. They do, however, represent the equivalent of economic ownership of Chevron common stock, since the value of each unit is measured by the price of Chevron common stock. For non-employee Directors, these are RSUs awarded under the NED Plan, as well as stock units representing deferral of the annual cash retainer that may ultimately be paid in shares of Chevron common stock. For executive officers, these include RSUs awarded under the 2022 LTIP and stock units deferred under the DCP that may ultimately be paid in shares of Chevron common stock. This amount does not include 140,865 unvested performance shares awarded under the 2022 LTIP.

Chevron Corporation 2024 Proxy Statement

stock ownership information

(3)

Based on information set forth in a Schedule 13G/A filed with the SEC on February 13, 2024, by The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355, Vanguard reports that as of December 29, 2023, it had sole dispositive power for 154,130,938 shares, shared voting power for 2,079,881 shares, shared dispositive power for 7,385,693 shares, and no sole voting power.

(4)

Based on information set forth in a Schedule 13G/A filed with the SEC on January 26, 2024, by BlackRock, Inc., 50 Hudson Yards, New York, NY 10001, BlackRock reports that as of December 31, 2023, it and its subsidiaries listed on Exhibit A of the Schedule 13G/A had sole voting power for 121,280,458 shares, sole dispositive power for 131,461,833 shares, and no shared voting and dispositive powers.

(5)

Based on information set forth in a Schedule 13G/A filed with the SEC on February 14, 2024, by Berkshire Hathaway Inc., 3555 Farnam Street, Omaha, NE 68131, a diversified holding company that Warren E. Buffett may be deemed to control. Berkshire Hathaway reports that as of December 31, 2023, Mr. Buffett and Berkshire Hathaway shared voting and dispositive powers for 126,093,326 shares, which included shares beneficially owned by certain subsidiaries of Berkshire Hathaway. National Indemnity Company shared voting and dispositive power over 101,640,925 of these shares. Mr. Buffett, Berkshire Hathaway, and National Indemnity reported no sole voting or dispositive powers.

(6)

Based on information set forth in a Schedule 13G/A filed with the SEC on January 25, 2024, by State Street Corporation, State Street Financial Center, One Congress Street, Suite 1, Boston, MA 02114, State Street reports that as of December 31, 2023, it and its subsidiaries listed on Exhibit 1 of the Schedule 13G/A had no sole voting and dispositive powers, shared voting power for 92,725,456 shares, and shared dispositive power for 124,532,696 shares.

(7)	Includes 4,532 shares held by The Lindsey H. Pate 2019 Irrevocable Trust for which Mr. Pate disclaims beneficial ownership.

(8)	Includes 34,705 vested and exercisable stock options for which Jeff B. Gustavson disclaims beneficial ownership.

delinquent section 16(a) reports

Section 16(a) of the Exchange Act Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Directors and certain officers (“Section 16 persons”) to file with the U.S. Securities and Exchange Commission reports of initial ownership and changes in ownership of Chevron equity securities. Based solely on a review of reports filed with the SEC and written representations provided to Chevron by Section 16 persons, we believe that, during 2023, all of our Section 16 persons timely filed all reports they were required to file under Section 16(a) other than Mr. Nelson, for whom one late report was filed to correct an initial Form 4 that was timely filed but, due to an administrative error, inadvertently understated the equity amounts of two awards awarded to him in connection with his election by the Board to a new corporate officer position.

Chevron Corporation 2024 Proxy Statement

business conduct and ethics code

We have adopted a code of business conduct and ethics for Directors, officers (including the Company’s Chief Executive Officer, Chief Financial Officer, and Controller), and employees, known as the Business Conduct and Ethics Code, which is available on our website at www.chevron.com/investors/corporate-governance and is available in print upon request. We will post any amendments to or waivers of our Code for an executive officer or director on our website. Directors, officers, and employees certify biennially that they will comply with the Code.

insider trading and prohibited

transactions involving

Chevron securities

Chevron maintains insider trading policies and procedures governing the purchase, sale, and/or other dispositions of Chevron’s securities by directors, executive officers, and employees, as well as Chevron itself, that it believes are reasonably designed to promote compliance with insider trading laws, rules, and regulations, as well as the NYSE Corporate Governance Standards.

Persons subject to the policies and procedures are prohibited from trading while aware of material, non-public information. These policies and procedures provide for restricted periods and preclearance procedures for members of the Chevron Board of Directors, executive officers, and other specified employees.

Further, members of the Chevron Board of Directors, executive officers, and other specified employees are prohibited at any time from:

•

Engaging in hedging transactions or speculative transactions involving Chevron securities, including, but not limited to, short sales and trading in options, puts, calls, straddles, swaps, or other derivative securities;

•	Purchasing Chevron securities on margin;

•	Engaging in monetization transactions, such as forward sale contracts involving Chevron securities; or

•	Pledging Chevron securities as collateral for a loan or any other purpose.

Other employees are generally permitted to engage in transactions involving Chevron securities that are designed to hedge or offset market risk.

Chevron Corporation 2024 Proxy Statement

related person transactions

review and approval of related person transactions

It is our policy that all employees and Directors must avoid any activity that is in conflict with, or has the appearance of conflicting with, Chevron’s business interests. This policy is included in our Business Conduct and Ethics Code. Directors and executive officers must inform the Chairman and the Corporate Secretary and Chief Governance Officer when confronted with any situation that may be perceived as a conflict of interest. In addition, at least annually, each Director and executive officer completes a detailed questionnaire specifying any business relationship that may give rise to a conflict of interest.

Your Board has charged the Governance Committee with reviewing related person transactions as defined by SEC rules. Under SEC rules, a related person is a director, executive officer, nominee for director since the beginning of the previous fiscal year, or a greater than 5% beneficial owner of the company at the time of the applicable transaction, and their immediate family members. The Governance Committee has adopted written guidelines to assist it with this review. Under these guidelines, all executive officers, Directors, and Director nominees must promptly advise the Corporate Secretary and Chief Governance Officer of any proposed or actual business and financial affiliations involving themselves or their immediate family members that, to the best of their knowledge after reasonable inquiry, could reasonably be expected to give rise to a reportable related person transaction. The Corporate Secretary and Chief Governance Officer will prepare a report summarizing any potentially reportable transactions, and the Governance Committee will review the report and determine whether to approve the identified transaction. The Governance Committee has identified the following categories of transactions that are deemed to be preapproved by the Governance Committee, even if the aggregate amount involved exceeds the $120,000 reporting threshold identified in the SEC rules:

•

Compensation paid to an executive officer if that executive officer’s compensation is otherwise reported in our Proxy Statement and if the executive officer is not an immediate family member of another Chevron executive officer or Director;

•	Compensation paid to a Director for service as a Director if that compensation is otherwise reportable in our Proxy Statement;

•	Transactions in which the related person’s interest arises solely as a stockholder and all stockholders receive the same benefit on a pro-rata basis;

•

Transactions in which rates are determined by competitive bids (unless the bid is awarded to a related person who was not the lowest bidder or unless the bidding process did not involve the use of formal procedures normally associated with Chevron’s competitive bidding procedures);

•	Transactions involving services as a common or contract carrier or public utility in which rates or charges are fixed by law;

•	Transactions involving certain banking-related services under terms comparable with similarly situated transactions;

•

Transactions conducted in the ordinary course of business in which our Director’s interest arises solely because he or she is a director of another entity and the transaction does not exceed $5 million or 5% (whichever is greater) of the receiving entity’s consolidated gross revenues for that year;

•

Transactions conducted in the ordinary course of business in which our Director’s interest arises solely because he or she is an employee of another entity and the transaction does not exceed $250,000 or 0.5% (whichever is greater) of the receiving entity’s consolidated gross revenues for that year;

•

Charitable contributions by Chevron to an entity in which our Director’s interest arises solely because he or she is a director, trustee, or similar advisor to the entity and the contributions do not exceed, in the aggregate, $1 million or 2% (whichever is greater) of that entity’s gross revenues for that year; and

•

Transactions conducted in the ordinary course of business where our Director’s interest arises solely because he or she owns an equity or limited partnership interest in the entity and the transaction does not exceed 2% of the total equity or partnership interests of the entity.

The Governance Committee reviews all relevant information, including the amount of all business transactions involving Chevron and the entity with which the Director or executive officer is associated, and determines whether to approve or ratify the transaction. A Director will abstain from decisions regarding transactions involving that Director or their family members.

Chevron Corporation 2024 Proxy Statement

related person transactions

related person transactions

During 2023, each of The Vanguard Group (“Vanguard”), BlackRock, Inc. (“BlackRock”), and State Street Corporation (“State Street”) was a greater than 5% beneficial owner of Chevron common stock. Affiliates of Vanguard provided asset management services to various trusts associated with defined benefit and defined contribution plans sponsored by Chevron and received approximately $3,800,000 in fees from the trusts for such services in 2023 and are expected to receive approximately $200,000 in 2024 for similar services. Affiliates of BlackRock provided asset management services to various trusts associated with defined benefit and defined contribution plans sponsored by Chevron and received approximately $2,025,000 in fees from the trusts for such services in 2023 and are expected to receive approximately $2,800,000 in 2024 for similar services. Affiliates of State Street provided asset management services to various trusts associated with defined benefit and defined contribution plans sponsored by Chevron and received approximately $77,000 in fees from the trusts for such services in 2023 and are expected to receive approximately $88,000 in 2024 for similar services. Affiliates of State Street provided professional advisory services to certain benefit plans and trusts sponsored by Chevron and received approximately $101,000 in fees for such services in 2023 and are expected to receive approximately $207,000 in 2024 for similar services. In each of these cases, the agreements were entered into on an arm’s-length basis in the ordinary course of business.

Chevron Corporation 2024 Proxy Statement

board proposal to ratify

PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2024

(Item 2 on the proxy card)

auditor review and engagement

The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm that audits Chevron’s financial statements and internal control over financial reporting. The Audit Committee has selected PricewaterhouseCoopers LLP (PwC) as Chevron’s independent registered public accounting firm for 2024, and your Board has endorsed this appointment.

The Audit Committee annually reviews PwC’s performance and independence in deciding whether to retain PwC or engage a different independent registered public accounting firm. In the course of these reviews, the Audit Committee considers, among other things:

•   The quality and efficiency of PwC’s historical and recent audit plans and performance on the Chevron audit;

•   PwC’s capability and expertise in handling the breadth and complexity of Chevron’s worldwide operations;

•   PwC’s expertise in and knowledge of the global oil and gas industry and its network of partners and managers in Chevron’s key areas of global operation;

•   The desired balance of PwC’s experience and fresh perspective occasioned by mandatory audit partner rotation every five years and PwC’s periodic rotation of other audit management;

•   External data on audit quality and performance, including recent Public Company Accounting Oversight Board (“PCAOB”) reports on PwC and its peer firms;

•   The appropriateness of PwC’s fees for audit and non-audit services;

•   The quality and candor of PwC’s communications with the Audit Committee and management;

•   PwC’s independence and objectivity in its performance of audit services; and

•   PwC’s tenure as our independent registered public accounting firm, including the benefits of having a long-tenured auditor, in conjunction with controls and processes that help safeguard PwC’s independence.

The Audit Committee believes that PwC’s tenure as Chevron’s independent registered public accounting firm confers distinct benefits, including:

•

Enhanced audit quality. Through many years of experience with Chevron, PwC has gained significant institutional knowledge of and a deep expertise regarding Chevron’s global business and operations, accounting policies and practices, and internal control over financial reporting.

•

Effective audit plans and efficient fee structures. PwC’s extensive knowledge of Chevron’s business and control framework enables it to design effective audit plans that cover key risk areas while capturing cost efficiencies in audit scope and internal control testing.

•

Maintaining continuity avoids disruption. Bringing on a new auditor, without reasonable cause, would require extensive education and a significant period of time for the new auditor to reach a comparable level of knowledge and familiarity with Chevron’s business and control framework. Many of the efficiencies gained over the course of Chevron’s relationship with PwC could be lost.

The Audit Committee believes that any concerns with PwC’s tenure are mitigated by strong independence controls, specifically:

•

Thorough Committee oversight. The Audit Committee’s oversight includes frequent private meetings with PwC, a comprehensive annual evaluation by the Audit Committee in determining whether to engage PwC, and a Committee-directed process for selecting the lead engagement partner.

Chevron Corporation 2024 Proxy Statement

board proposal to ratify PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2024

•

Robust preapproval policies and procedures, limits on non-audit services and hiring policies. The Audit Committee must preapprove all audit and non-audit services, including the type of services to be provided and the estimated fees related to those services. Categories of permissible non-audit services are limited to those not affecting PwC’s independence or otherwise not barred by regulation. Further, the Audit Committee has adopted a policy regarding Chevron’s employment of former PwC employees to ensure that auditor independence is not impaired.

•

Strong internal PwC independence, policies, and procedures. PwC conducts periodic internal quality reviews of its audit work and rotates lead engagement partners after a maximum of five years and auxiliary engagement partners after a maximum of seven years. PwC also conducts mandatory annual training for all professional staff globally on independence requirements and procedures. In addition, hiring restrictions are in place for former PwC employees at Chevron. PwC has an accountability framework in place to address deviations from policies and professional standards, including quality, independence, and training, with disciplinary measures including financial penalties where appropriate.

•	Strong regulatory framework. PwC is an independent registered public accounting firm and is subject to PCAOB inspections, “Big 4” peer reviews, and PCAOB and SEC oversight.

Based on this evaluation, the Audit Committee believes that PwC is independent and that it is in the best interests of Chevron and its stockholders to retain PwC as Chevron’s independent registered public accounting firm for 2024.

PwC’s fees and services

PwC audited Chevron’s consolidated financial statements and effectiveness of internal control over financial reporting during the years ended December 31, 2023 and 2022. During these periods, PwC provided both audit and non-audit services. Aggregate fees for professional services rendered to Chevron by PwC for the years ended December 31, 2023 and 2022, were as follows (millions of dollars):

services provided	2023	2022

Audit	$31.4	$29.0

Audit Related	$ 0.9	$ 0.5

Tax	$ 0.4	$ 0.7

All Other	$ 1.9	$ 2.0

Total	$34.6	$32.2

The Audit fees for the years ended December 31, 2023 and 2022, were for the audits of Chevron’s consolidated financial statements, statutory and subsidiary audits, issuance of consents, assistance with and review of documents filed with the SEC, and the audit of the effectiveness of internal control over financial reporting.

The Audit Related fees for the years ended December 31, 2023 and 2022, were mainly for assurance and related services for employee benefit plan audits, attest services required by debt holders, partners, or other third party stakeholders, accounting consultations and attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax fees for the years ended December 31, 2023 and 2022, were primarily for services related to tax compliance, including the preparation of tax returns and claims for refund, and for tax advice, including assistance with tax audits and appeals.

All Other fees for the years ended December 31, 2023 and 2022, mainly included services rendered for application and general controls review, software licenses, subscriptions, and permitted consulting services.

Chevron Corporation 2024 Proxy Statement

board proposal to ratify PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2024 audit committee preapproval policies and procedures

All 2023 audit and non-audit services provided by PwC were preapproved by the Audit Committee. The non-audit services that were preapproved by the Audit Committee were also reviewed to ensure compatibility with maintaining PwC’s independence and compliance with SEC and other rules and regulations.

The Audit Committee has implemented preapproval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee preapproves both the type of services to be provided by PwC and the estimated fees related to these services.

Throughout the year, the Audit Committee reviews any revisions to the estimates of audit and non-audit fees initially approved.

PwC’s attendance at the annual meeting

Representatives of PwC will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions.

vote required

This proposal is ratified if the number of shares voted FOR exceeds the number of shares voted AGAINST. Any shares not voted on this proposal (whether by abstention or otherwise) will have no impact on this proposal.

your board’s recommendation

Your Board recommends that you vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as Chevron’s independent registered public accounting firm.

Chevron Corporation 2024 Proxy Statement

board proposal to approve, on an advisory basis, named executive officer compensation

(item 3 on the proxy card)

As required by Section 14A of the Exchange Act, stockholders are entitled to a nonbinding vote on the compensation of our Named Executive Officers (sometimes referred to as “Say-on-Pay”). At the 2023 Annual Meeting, the Board of Directors recommended and stockholders approved holding this advisory vote on an annual basis. Accordingly, you are being asked to vote on the following resolution at the 2024 Annual Meeting:

“Resolved, that the stockholders APPROVE, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.”

Your Board recommends that you vote FOR this resolution because it believes that our compensation programs support our business model and the following objectives and values, described in detail in our “Compensation Discussion and Analysis” in this Proxy Statement:

•

Pay competitively across all salary grades and all geographies. Our target compensation is determined by benchmarking comparable positions at other companies of equivalent size, scale, complexity, capital intensity, and geographic footprint. We reference both oil industry peers and non-oil industry peers in this analysis;

•	Balance short- and long-term decision-making in support of a long-cycle-time business with a long-term employment model;

•	Pay for absolute and relative competitive performance, in alignment with stockholder returns; and

•	Apply compensation program rules in a manner that is internally consistent.

We encourage stockholders to read the “Compensation Discussion and Analysis,” the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.

vote required

This proposal is approved if the number of shares voted FOR exceeds the number of shares voted AGAINST. Any shares not voted on this proposal (whether by abstention or otherwise) will have no impact on this proposal.

This vote is nonbinding. The Board and the Management Compensation Committee, which is composed solely of independent Directors, expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

your board’s recommendation

Your Board recommends that you vote FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers as disclosed in the “Compensation Discussion and Analysis,” the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.

Chevron Corporation 2024 Proxy Statement

rule 14a-8 stockholder proposals

(items 4 through 7 on the proxy card)

Your Board welcomes dialogue on the topics presented in the Rule 14a-8 stockholder proposals on the following pages. Chevron strives to communicate proactively and transparently on these and other issues of interest to the Company and its stockholders. Some of the following stockholder proposals may contain assertions about Chevron that we believe are incorrect. Your Board has not attempted to refute all such assertions. However, your Board has considered each proposal and recommended a vote based on the specific reasons set forth in each Board response.

We received a number of proposals requesting specific reports. As a general principle, your Board opposes developing specially requested reports because producing them is a poor use of Chevron’s resources when the issues are addressed sufficiently through existing communications. Moreover, your Board believes that stockholders benefit from reading about these issues in the context of Chevron’s other activities rather than in isolation. Many of the issues raised in the following stockholder proposals are discussed in Chevron’s Corporate Sustainability Report, our Annual Report, this Proxy Statement, our Climate Change Resilience Report, and our Approach to Tax and Transparency Report. Additional information on Chevron’s corporate governance and corporate social responsibility philosophies and initiatives is available on our website at www.chevron.com.

Your Board urges stockholders to read this Proxy Statement, the Annual Report, the Annual Report Supplement, the Corporate

Sustainability Report, the Climate Change Resilience Report, and the Approach to Tax and Transparency Report, as well as the other information presented on Chevron’s website.

We will provide the address and share ownership of the stockholders who submitted a Rule 14a-8 stockholder proposal upon a stockholder’s request.

vote required

Stockholder proposals are approved if the number of shares voted FOR exceeds the number of shares voted AGAINST. Any shares not voted on these proposals (whether by abstention or otherwise) will have no impact on these proposals.

your board’s recommendation

Your Board recommends that you vote AGAINST each of the stockholder proposals on the following pages.

Chevron Corporation 2024 Proxy Statement

stockholder proposal to report on voluntary carbon reduction risks

(item 4 on the proxy card)

The National Center for Public Policy Research has submitted the following proposal for consideration at the Annual Meeting.

WHEREAS: Shareholders must protect our assets against potentially unfulfillable Company ESG promises, including the extent to which the Company can reduce Scope 1, 2, and 3 greenhouse gas (GHG) emissions.

The Securities and Exchange Commission (SEC) has taken enforcement actions related to Environmental, Social, Governance (ESG) issues or statements by companies who misrepresent or engage in fraud related to ESG efforts.1

In 2021, the SEC created the Climate and ESG Task Force in its Division of Enforcement.2 The focus of the Task Force is “to identify any material gaps or misstatements” in disclosure of climate risks and analyze “compliance issues relating to investment advisers’ and funds’ ESG strategies.”3

The Task Force has taken numerous enforcement actions including charging Goldman Sachs for policies and procedures failures related to ESG investments, resulting in a $4 million penalty,4 and charging DWS Investment Management Americas Inc. in part for misstatements regarding its ESG investment process that resulted in an overall $25 million in penalties.5

The SEC has proposed to require companies to disclose information about their Scope 1 and 2 emissions, and to require them to disclose Scope 3 emissions “if material or if the registrant has set a GHG emissions target or goal that includes Scope 3 emissions.”6

The Environmental Protection Agency defines Scope 3 emissions as, “the result of activities from assets not owned or controlled by the reporting organization, but that the organization indirectly affects in its value chain.”7 Put differently, “Scope 3 emissions for one organization are the scope 1 and 2 emissions of another organization.”8 This means that Scope 3 emissions are already counted as another entity’s emissions, and are external to the reporting company, such as product use and how employees commute.9

Voluntary carbon-reduction commitments create risk of SEC enforcement without providing clear benefit to the climate or other values.

In August 2023, the Global Climate Intelligence Group asserted, “There is no climate emergency.”10 The declaration includes 1,609 signatories and “oppose[s] the harmful and unrealistic net-zero CO2 policy proposed for 2050.”11

A June 2023 study by the Energy Policy Research Foundation found that net zero advocates have misconstrued the International Energy Agency’s position on new oil and gas investment and that it has made questionable assumptions and milestones for NZE about government policies, energy and carbon prices, behavioral changes, economic growth, and technology maturity.12

SUPPORTING STATEMENT: Chevron has made Scope 3 emissions reduction commitments despite its acknowledgement of that “the NZE Scenario is remote and highly unlikely....”13 Given the SEC’s climate and ESG enforcement actions, the Company must exercise caution and provide transparency about the feasibility of such commitments to avoid financial and reputational risk.

RESOLVED: Shareholders request the Company produce a report analyzing the risks arising from voluntary carbon-reduction commitments.

1	https://www.sec.gov/securities-topics/enforcement-task-force-focused-climate-esg-issues
2	https://www.sec.gov/news/press-release/2021-42
3	https://www.sec.gov/news/press-release/2021-42; https://www.sec.gov/securities-topics/enforcement-task-force-focused-climate-esg-issues
4	https://www.sec.gov/news/press-release/2022-209
5	https://www.sec.gov/news/press-release/2023-194
6	https://www.sec.gov/news/press-release/2022-46
7	https://www.epa.gov/climateleadership/scope-3-inventory-guidance
8	https://www.epa.gov/climateleadership/scope-3-inventory-guidance
9	https://www.epa.gov/climateleadership/scope-3-inventory-guidance
10	https://clintel.org/wp-content/uploads/2023/08/WCD-version-081423.pdf
11	https://clintel.org/wp-content/uploads/2023/08/WCD-version-081423.pdf
12	https://assets.realclear.com/files/2023/06/2205_a_critical_assessment_of_the_ieas_net_zero_scenario_esg_and_the_cessation_of_investment_in_ new_oil_and_gas_fields.pdf
13	https://www.chevron.com/sustainability/environment/lowering-carbon-intensity; https://www.chevron.com/-/media/chevron/sustainability/documents/climate-change-resilience-report.pdf

Chevron Corporation 2024 Proxy Statement

stockholder proposal to report on voluntary carbon reduction risks board of directors’ response

Your Board recognizes the risks associated with voluntary carbon-reduction commitments. Chevron is investing to grow its oil and gas business, reduce the carbon intensity of its operations, and grow new lower carbon businesses in renewable fuels, carbon capture and offsets, hydrogen, and other emerging technologies. As part of that strategy, Chevron establishes carbon intensity targets in line with its business planning and outlooks for markets, technology, and policy. Chevron aims to communicate transparently about those targets, risks associated with those targets, and performance on a regular basis.

Chevron establishes targets carefully and aims to communicate them transparently

Chevron’s approach to voluntary carbon reduction focuses on reducing the overall lifecycle carbon intensity of the energy it produces, in addition to reducing the carbon intensity of its oil and gas production and its flaring and methane intensity. This approach enables Chevron to maintain or grow its oil and gas business in response to market demand, while still addressing Chevron’s intent to reduce emissions intensity. Chevron’s strategic and business planning processes, including its risk management processes, guide its actions as Chevron aims to safely deliver higher returns and lower carbon.

Your Board believes Chevron has the right policies and management systems in place, and a separate report is not an effective way to achieve the proposal’s objectives.

Therefore, your Board recommends that you vote AGAINST the proposal.

Chevron Corporation 2024 Proxy Statement

stockholder proposal to report on plastic demand scenario

(item 5 on the proxy card)

Guy Lampard, Trustee of the Suzanne B & Guy L Trust and represented by Conrad MacKerron of As You Sow, has submitted the following proposal for consideration at the Annual Meeting.

WHEREAS: Plastic, with a lifecycle social cost at least ten times its market price, threatens the world’s oceans, wildlife, and public health.1 Concern about the growing scale and impact of global plastic pollution has elevated the issue to crisis levels.2 Of particular concern are single-use plastics (SUPs), which make up the bulk of the 24-34 million metric tons of plastic ending up in waterways annually.3 Without drastic action, this amount could triple by 2040.4

A shift from virgin plastic production is critical to reducing plastic pollution.5 The Environmental Protection Agency’s draft strategy to prevent plastic pollution calls for a voluntary reduction in production.6 A robust pathway addressing plastic pollution is presented in the widely respected Breaking the Plastic Wave report, which found that plastic leakage into the ocean can be reduced 80 percent under its System Change Scenario (SCS), but it requires a significant absolute reduction of virgin SUPs.7

In response to the plastic pollution crisis and the necessity of reducing plastic production, countries and major packaging brands are beginning to drive reductions in plastic use.8 This will affect the plastic production supply chain. BP has recognized the potential disruption global SUP reductions could have on the oil industry, finding a global SUP ban by 2040 would reduce oil demand growth by 60 percent.9

Several implications of the SCS, including a one-third absolute demand reduction (mostly of virgin SUPs) and immediate reductions in new investment in virgin production, are at odds with Chevron Phillips Chemical’s (CPChem’s) planned investments. CPChem is estimated to be the 16th largest global producer of SUP-bound polymers, with 4.6 million metric tons produced in 2021. Its current business model projects rapid expansion in producing virgin plastics from fossil fuels.

As partial owner of CPChem, Chevron faces growing risk from continued investment in virgin plastic production infrastructure. The Company also uses pyrolysis oil from waste plastic for new plastics feedstock, a process cited as inefficient, greenhouse gas-intensive, with toxic byproducts and emissions, which increases financial and reputational risk.10

RESOLVED: Shareholders request that Chevron issue a report, at reasonable cost and omitting proprietary information, addressing whether and how a significant reduction in virgin plastic demand, as set forth in Breaking the Plastic Wave’s System Change Scenario, would affect the Company’s financial position and the assumptions underlying its financial statements.

SUPPORTING STATEMENT: Proponents recommend that, at Board discretion, the report include:

•	Quantification of its polymer production for SUP markets;

•	A summary of existing and planned investments that may be materially impacted by the SCS; and

•	Disclosure of key metrics for chemical recycling processes, including inputs, outputs/yield, energy use, carbon and waste emissions, and measures taken to ensure safe operations.

1	https://wwfint.awsassets.panda.org/downloads/wwf_pctsee_report_english.pdf, p.15

2	https://www.unep.org/resources/pollution-solution-global-assessment-marine-litter-and-plastic-pollution

3	https://eur-lex.europa.eu/legal-content/EN/TXT/PDF/?uri=CELEX:32019L0904&from=EN#page=8; https://www.minderoo.org/plastic-waste-makers-index/findings/executive-summary/

4	https://www.nationalgeographic.com/science/article/plastic-trash-in-seas-will-nearly-triple-by-2040-if-nothing-done

5	https://www.theguardian.com/environment/2021/jul/01/call-for-global-treaty-to-end-production-of-virgin-plastic-by-2040

6	https://www.epa.gov/system/files/documents/2023-04/Draft_National_Strategy_to_Prevent_Plastic_Pollution.pdf, p.17

7	https://www.pewtrusts.org/-/media/assets/2020/07/breakingtheplasticwave_report.pdf

8	https://www.pbs.org/newshour/science/bold-single-use-plastic-ban-kicks-europes-plastic-purge-into-high-gear; https://www.businessforplasticstreaty.org/

9	https://www.bp.com/content/dam/bp/business-sites/en/global/corporate/pdfs/energy-economics/energy-outlook/bp-energy-outlook-2019.pdf#page=18

10	https://eandt.theiet.org/content/articles/2022/11/is-chemical-recycling-greenwashing

Chevron Corporation 2024 Proxy Statement

stockholder proposal to report on plastic demand scenario

board of directors’ response

Your Board understands the proponent’s concern about the scale and impact of plastic pollution. However, your Board believes the proposal would not provide additional useful information for investors.

Chevron already tests its portfolio against different possible futures

Your Board supports the use of scenarios for testing the Company’s resiliency. Chevron tests its portfolio against different possible futures and publishes the results of a lower carbon scenario in its Climate Change Resilience Reports. According to the International Energy Agency’s World Energy Outlook 2023 Stated Policies Scenario, oil use as a feedstock for petrochemicals is projected to increase to 2030 and then only slightly decline to 2050, even in the event of an increase in policies to reduce single-use plastics, improve recycling, and promote alternative feedstocks.

CPChem has substantially addressed the request

As noted in the proposal, Chevron conducts petrochemical operations through a joint-venture company, Chevron Phillips Chemical Company LLC (“CPChem”). CPChem is committed to helping keep plastic out of the environment and progressing toward a more circular economy in which plastic packaging is reused, recycled, or recovered.

Chevron’s joint-venture partner in CPChem, Phillips 66, received a similar stockholder proposal in 2022, seeking an audited report on how a virgin plastic demand reduction scenario would affect CPChem’s financial position and underlying assumptions. Subsequent to that proposal, Chevron encouraged CPChem to test its portfolio using BloombergNEF’s Advanced Circular Economy scenario, which is substantially similar to the Breaking the Plastic Wave’s System Change Scenario referenced in the proposal. CPChem reported on the results of the scenario test in its Sustainability Report released in August 2022 and available on www.cpchem.com/sustainability. That report discusses how, under each of three scenarios assessed, CPChem’s revenue would grow, demonstrating the long-term resilience of CPChem’s assets under multiple market conditions.

Given the information already published by CPChem, your Board does not believe the requested report would provide useful information to investors.

Therefore, your Board recommends that you vote AGAINST the proposal.

Chevron Corporation 2024 Proxy Statement

stockholder proposal to commission a third-party report on human rights practices

(item 6 on the proxy card)

The American Baptist Home Mission Society has submitted the following proposal for consideration at the Annual Meeting.

Resolved: Shareholders request the Board of Directors commission an independent third-party report, at reasonable cost and omitting proprietary information, evaluating how effectively the company implements its Human Rights Policy and other company efforts to prevent, mitigate, and remedy actual and potential human rights impacts of its operations. The third-party should provide an opportunity to civil society and human rights organizations to provide input, and the report should be made public on Chevron’s website.

Whereas: Chevron operates in over 180 countries and is one of the highest greenhouse gas emitting companies in the world.1 Although Chevron commits to respecting human rights, its operations have been connected to significant human rights abuses that expose shareholders to financial, compliance, and reputational risks. An independent 2021 report examining 70 lawsuits against Chevron found that 65% of the cases involved “documented claims of severe human rights abuses, including torture, forced labor/slavery, rape, murder, and even genocide.”2 Communities surrounding Chevron operations in Nigeria,3 Kazakhstan,4 Ecuador5, and the US6 assert Chevron has failed to remediate oil spills, violated environmental protection laws, and fueled local conflict.

Chevron’s existing policies, processes, and disclosure fail to address whether and how the company is effectively addressing material risks associated with human rights abuses, environmental damages, and poor community relations connected to its business operations. Chevron scored 33/100 on the 2023 Corporate Human Rights Benchmark, notably receiving a score of 0 for monitoring and corrective actions. The benchmark noted “it is not clear how it monitors the implementation of its human rights policy commitments across its global operations.”7

Chevron has been accused of corrupt practices, including intimidating and harassing human rights defenders through the use of strategic lawsuits against public participation (SLAPPs).8 A 2020 report reviewing 152 SLAPP cases from the fossil fuel industry found that Chevron was one of the most prolific users of the tactic.9 Chevron continues to deny responsibility for a $9.5 billion judgment against the company for decades of contamination in Ecuador.10 Chevron’s subsequent drawn-out legal and reputational attacks on Ecuadorian plaintiffs’ attorney, Steven Donziger, exposes Chevron to significant reputational risk.11 The UN Working Group on Arbitrary Detention determined that Dozinger’s resulting detention amounted to arbitrary deprivation of liberty.12

Additionally, Chevron’s emissions contribute to the climate crisis, which disparately impacts people of color and furthers systemic racism.13 Chevron’s operations, discharges, and leaks disproportionately burden communities of color with pollution and human health risks.14 Chevron faces multiple lawsuits, including from Delaware,15 Oakland, CA16, Hoboken, NJ,17 and the District of Columbia,18 alleging damages from climate impacts that disparately affect marginalized communities. The quantity of penalties, court filings, and protests Chevron faces from fenceline communities raises questions about how its policies and systems are effectively implemented to prevent, mitigate and remedy human rights impacts.

1	https://www.theguardian.com/environment/2019/oct/09/revealed-20-firms-third-carbon-emissions

2	https://chevronsglobaldestruction.com/chevrons_global_destruction_report.pdf

3	https://www.nytimes.com/2021/07/25/world/africa/nigeria-fisherwomen-chevron.html

4	https://media.business-humanrights.org/media/documents/Tengizchevroil.pdf

5	https://repository.gchumanrights.org/server/api/core/bitstreams/cccef364-cc5e-4783-89ea-fb9048b8e35e/content

6	https://www.theguardian.com/environment/2019/oct/09/richmond-chevron-california-city-polluter-fossil-fuel

7	https://www.worldbenchmarkingalliance.org/publication/chrb/companies/chevron-2/

8	https://www.forbes.com/sites/morgansimon/2022/05/26/courts-are-not-a-weapon-how-corporations-like-chevron-use-the-law-to-get-their-way/?sh=f6396cb28c21

9	https://earthrights.org/wp-content/uploads/SLAPP-Policy-Brief-2022.pdf

10

https://www.business-humanrights.org/en/latest-news/us-court-rules-in-favour-of-chevron-denies-95-billion-judgement-to-amazonian-residents-for-environmental-damage/; https://chevroninecuador.org/assets/docs/2012-01-evidence-summary.pdf

11	https://www.theguardian.com/commentisfree/2022/feb/08/chevron-amazon-ecuador-steven-donziger-erin-brockovich; https://amazonwatch.org/assets/files/2021-02-16-doj-letter.pdf

12	https://www.ohchr.org/sites/default/files/2021-11/A_HRC_WGAD_2021_24_AdvanceEditedVersion.pdf

13

https://e360.yale.edu/features/unequal-impact-the-deep-links-between-inequality-and-climate-change; https://blog.ucsusa.org/kathy-mulvey/six-ways-chevron-imperils-climate-human-rights-and-racial-justice/

14	https://www.scientificamerican.com/article/pollution-poverty-people-color-living-industry/

15	https://climatecasechart.com/case/state-v-bp-america-inc/

16	http://climatecasechart.com/case/people-state-california-v-bp-plc-oakland/

17	http://climatecasechart.com/case/city-of-hoboken-v-exxon-mobil-corp/

18	http://cIimatecasechart.com/case/district-of-columbia-v-exxon-mobil-corp/

Chevron Corporation 2024 Proxy Statement

stockholder proposal to commission a third-party report on human rights practices board of directors’ response

Your Board understands the risks associated with potential human rights issues that may be connected with Chevron’s business operations. Guided by The Chevron Way, its Human Rights Policy, and its Business Conduct and Ethics Code, Chevron conducts its business responsibly and proactively engages with various stakeholders to manage potential impacts in the communities where we operate.

Chevron assesses and manages potential human rights impacts

Chevron’s commitment to respecting human rights is embodied in its Human Rights Policy. This policy fosters greater awareness of human rights issues throughout the Company and enhances capabilities to identify and manage human rights impacts in key areas relevant to the business: employees, security, community, suppliers and contractors, and other business partners. Chevron implements its Human Rights Policy through processes, procedures, and tools, including risk and impact assessments.

Chevron’s Operational Excellence Management System (“OEMS”) systematically manages risk. This includes a focus on the environment and stakeholders to identify and manage risks across the lifecycle of an asset, including community health risks and potential social impacts. Most Chevron business units undergo an OEMS audit on a recurring schedule, and subject matter experts review the effectiveness of processes and safeguards, including implementation of human rights policy commitments and expectations.

Chevron’s Enterprise Risk Management process includes an annual review with executive management and the Board that identifies financial, operational, market, political, and other risks inherent in its business. The Board oversees Chevron’s risk management policies and practices to ensure that the appropriate systems are employed. The Board’s Public Policy and Sustainability Committee monitors social, political, environmental, human rights, and public policy aspects of Chevron’s business and the communities in which it operates.

we believe the proposal is premised on baseless allegations

The minimum of due diligence that would be conducted by any credible advocate for good governance reveals that the “2021 report” cited in the supporting statement is riddled with falsehoods. The supporting statement collects unsubstantiated allegations levied against Chevron affiliates on the internet and credits the allegations as if they were proven – even when courts have definitively rejected them.

As Chevron aims to safely deliver higher returns, lower carbon, and superior stockholder value, the Company continues to place a high priority on the safety and health of its workforce and the protection of communities, the environment, and assets. Your Board believes Chevron has the right policies and management systems in place to assess and manage implementation of our commitment to respecting human rights, and a separate report is not an effective way to accomplish the objective of the proposal.

Therefore, your Board recommends that you vote AGAINST the proposal.

Chevron Corporation 2024 Proxy Statement

stockholder proposal to report on tax practices

(item 7 on the proxy card)

Oxfam America has submitted the following proposal for consideration at the Annual Meeting.

RESOLVED: Shareholders request that the Board of Directors issue a tax transparency report to shareholders, at reasonable expense and excluding confidential information, prepared in consideration of the indicators and guidelines set forth in the Global Reporting Initiative’s (GRI’s) Tax Standard.

Supporting Statement

Tax transparency is increasingly important to investors. The PRI, representing investors with $89 trillion assets under management, states, “For investors, tax risk is financially material at the individual asset level. With tightening regulations and shifting societal expectations, tax avoidance activities of multinational enterprises have attracted large fines and highlighted growing reputational, governance, and earnings risks.”1 96% of US companies expect more tax disputes as governments increase scrutiny over tax avoidance.2

In 2021, 136 countries signed a global tax reform framework.3 National and regional-level agreements also demonstrate growing consensus around the importance of tax disclosures: the proposed Disclosure of Tax Havens and Offshoring Act, passed by the House of Representatives, requires public country-by-country reporting (CbCR) of financial (including tax) data by SEC-registered companies.4 In November 2021, the European Union approved a directive to implement public CbCR for large multinationals operating there.5 In April 2023, the Australian government released draft legislation that requires CbCR for any large multinational doing business in Australia.6

Chevron does not disclose foreign tax payments, or revenues or profits abroad with adequately disaggregated data. This challenges investors’ ability to evaluate the risks of taxation reforms, or whether Chevron’s tax practices ensure long term value creation. Tax authorities have repeatedly challenged Chevron’s taxation approach, producing significant costs for the company.7 For example, in 2017, an Australian court found that Chevron used offshore entities to underpay taxes and ordered Chevron to pay $268 million.8 Despite releasing a report on approach to tax,9 Chevron is retreating from its transparency commitments. This includes withdrawing from the Extractive Industries Transparency Initiative, limiting information about payments to governments.10

The GRI Standards are the world’s most utilized corporate reporting standard.11 The GRI Tax Standard is the first comprehensive global standard for public tax disclosure. It includes four components. GRI 207-1, 207-2, and 207-3 require companies to disclose their approach to tax governance, control, and risk management; stakeholder engagement; and management of tax concerns. 207-4 requires CbCR of financial information including revenues, profits and losses, and tax payments in each jurisdiction.12 GRI 207 also recommends disclosing “industry-related and other taxes or payments to governments.”

A GRI-compliant tax transparency report would bring Chevron in line with peer companies – including many in the oil, gas, and mining industries13 – who report using GRI 207.14 Chevron already reports CbCR information to OECD tax authorities privately, so any increased burden is negligible.

1

https://www.unpri.org/download?ac=15325#:~:text=Some%20investors%20believe%20that%20tax,good%20risk%20management%20and%20 governance.&text=Prudent%20tax%20planning%20as%20the%20basis%20for%20tax%20management.

2	https://www2.deloitte.com/content/dam/Deloitte/global/Documents/Tax/gx-beps-global-survey-summary-results-2022.pdf

3	https://www.oecd.org/tax/international-community-strikes-a-ground-breaking-tax-deal-for-the-digital-age.htm

4	https://www.congress.gov/bill/117th-congress/house-bill/3007;

5	https://www.internationaltaxreview.com/article/b1vf7yc65qpzcd/this-week-in-tax-eu-on-track-for-public-cbcr-by-2023

6	https://treasury.gov.au/consultation/c2023-383896

7

https://www.reuters.com/article/us-nigeria-oil-debt-exclusive/exclusive-nigeria-hits-oil-majors-with-billions-in-back-taxes-idUSKCN1QA1EK; https://www.reuters.com/article/uk-philippines-shell-court/shell-philippines-says-will-exhaustively-challenge-53-14-billion-peso-tax-claim-idUKKBN0U117020151218; https://www.oecdguidelines.nl/latest/news/2022/03/24/fs-fnv-vs-chevron; https://www.wsj.com/articles/SB10001424052748704682604575368801121741036

8	https://www.reuters.com/article/australia-chevron-taxavoidance/chevron-drops-appeal-over-landmark-australian-tax-ruling-idUSL4N1L41TK

9	https://www.chevron.com/-/media/chevron/sustainability/documents/approach-to-tax-and-transparency.pdf

10	https://resourcegovernance.org/articles/chevron-deserts-extractive-industries-transparency-initiative-remaining-companies-must

11	https://assets.kpmg/content/dam/kpmg/xx/pdf/2020/11/the-time-has-come.pdf

12	https://www.globalreporting.org/standards/media/2482/gri-207-tax-2019.pdf

13

https://www.hess.com/sustainability/how-we-operate/tax-practices; https://reports.shell.com/tax-contribution-report/2020/our-tax-data.html; https://s24.q4cdn.com/382246808/files/doc_downloads/2022/sustainability/newmont-2021-tax-report.pdf; https://www.bp.com/en/global/corporate/sustainability/our-approach-to-sustainability/tax-transparency.html; https://reports.shell.com/tax-contribution-report/2020/; https://www.eni.com/assets/documents/eng/reports/2020/Country-by-Country-2020_ENG.pdf; https://totalenergies.com/sites/g/files/nytnzq121/files/documents/2022-03/Tax_transparency_report_2019_2020.pdf

14	https://www.globalreporting.org/news/news-center/momentum-gathering-behind-public-country-by-country-tax-reporting/

Chevron Corporation 2024 Proxy Statement

stockholder proposal to report on tax practices

board of directors’ response

Your Board supports tax policies that encourage long-term investment and promote job creation and economic growth. Chevron’s approach to tax is publicly disclosed and includes the following key principles: business operations, including the location of natural resources, drive where Chevron generates earnings and pays taxes; Chevron employs high ethical standards in applying tax rules and regulations; and Chevron complies with tax requirements in every jurisdiction where it operates.

Chevron already publicly provides detailed information about taxes

Chevron provides detailed tax information publicly, including the following:

•	The audited 2023 Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”), which includes detailed information about the Company’s income tax contributions;

•

Submission of project-level data of Chevron payments to governments in Extractive Industries Transparency Initiative (“EITI”) implementing countries where Chevron subsidiaries have upstream operations;

•	A tax report under the Canadian Extractive Sector Transparency Measures Act;

•	A tax report for Chevron’s Australian operations; and

•	Chevron’s Approach to Tax and Transparency report highlighting aspects of Chevron’s governance and control framework, interactions with tax authorities, approach to tax, and risk management.

Chevron is preparing to comply with various mandatory reporting requirements, including the European Union’s public country-by-country reporting requirements, the Financial Accounting Standards Board’s additional income tax disclosure requirements, and the SEC’s disclosure requirements pursuant to Section 1504 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Section 1504”). Chevron’s first report under Dodd-Frank Section 1504 will be publicly available annually beginning in 2024 (based on 2023 data).

Chevron also provides annual confidential country-by-country reports to tax authorities, including the U.S. Internal Revenue Service.

Chevron is committed to strong tax governance

Chevron is committed to ethical standards and values operating responsibly, building trust in the communities where it operates, and delivering results with integrity. Chevron complies with all applicable tax laws in the jurisdictions where it operates, including disclosing tax payment information to authorities as required by local laws and regulations.

Given the detailed tax information Chevron already publicly discloses and plans to disclose, the additional data requested by the proposal would be neither useful nor informative for investors.

Therefore, your Board recommends that you vote AGAINST the proposal.

Chevron Corporation 2024 Proxy Statement

voting and additional information

vote results

At the Annual Meeting, we will announce preliminary vote results for those items of business properly presented. Within four business days of the Annual Meeting, we will disclose the preliminary results (or final results, if available) in a Current Report on Form 8-K filed with the SEC.

appointment of proxy holders

Your Board asks you to appoint Michael K. Wirth, R. Hewitt Pate, and Mary A. Francis as your proxy holders, each with full power of substitution, to represent and to vote your shares at the Annual Meeting. You make this appointment by voting the proxy card provided to you using one of the voting methods described in “How to Vote” in this section.

If you sign and return a proxy card with voting instructions, the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. If you sign and return a proxy card without voting instructions, they will vote your shares as recommended by your Board.

Unless you indicate otherwise on the proxy card, you also authorize the proxy holders to vote your shares on any matters that are not known by your Board as of the date of this Proxy Statement and that may be properly presented by or at the direction of the Board for action at the Annual Meeting.

record date; who can vote

Stockholders owning Chevron common stock at the close of business on Monday, April 1, 2024, the Record Date, or their legal proxy holders, are entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 1,847,319,950 shares of Chevron common stock outstanding. Each outstanding share of Chevron common stock is entitled to one vote.

quorum

A quorum, which is a majority of the outstanding shares of Chevron common stock as of the Record Date, must be present to hold the Annual Meeting. A quorum is calculated based on the number of shares represented at the meeting, either by the stockholders attending in person or by the proxy holders. In the case of broker nonvote if you indicate an abstention as your voting preference in any matter, your shares will be counted toward a quorum but will have no impact on the vote on any such matter.

Chevron Corporation 2024 Proxy Statement

voting and additional information

how to vote

Stockholders can vote by mail, telephone, internet, or in person at the Annual Meeting.

Stockholders of record

If you hold your shares in your own name as reflected in the records of Chevron’s transfer agent, Computershare Inc. (“Computershare”), you can most conveniently vote by telephone, internet, or mail. Please review the voting instructions on your proxy card.

If you vote by telephone or on the internet, you do not need to return your proxy card. Telephone and internet voting is available 24 hours a day and will close at 11:59 p.m. EDT on Tuesday, May 28, 2024.

You can vote virtually at the Annual Meeting by visiting www.virtualshareholdermeeting.com/CVX2024 and using your 16-digit control number.

Street name stockholders

If you own your shares through a bank, broker, or other holder of record, you can most conveniently vote by telephone, internet, or mail. Please review the voting instructions on your voting instruction form.

If you vote by telephone or on the internet, you do not need to return your voting instruction form. Telephone and internet voting is available 24 hours a day and will close at 11:59 p.m. EDT on Tuesday, May 28, 2024.

If your shares are held in street name and your voting instruction form or Notice Regarding the Availability of Proxy Materials indicates that you may vote those shares through the www.proxyvote.com website, then you may vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/CVX2024 and using the 16-digit control number indicated on that voting instruction form or Notice Regarding the Availability of Proxy Materials. Otherwise, stockholders who hold their shares in street name should contact their bank, broker, or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote at the Annual Meeting.

Employee plan participants

If you own your shares through participation in a Chevron employee stock or retirement benefit plan, you can most conveniently vote by telephone, internet, or mail. Please review the voting instructions contained in the email sent to you or in the materials you receive through the mail.

All votes must be received by the plan trustee or fiduciary by 11:59 p.m. EDT on Thursday, May 23, 2024, or other cutoff date as determined by the plan trustee or fiduciary.

We encourage you to vote by telephone or internet. Both are designed to record your vote immediately and enable you to confirm that your vote has been properly recorded.

revoking your proxy or voting instructions

Stockholders can revoke their proxy or voting instructions as follows:

Stockholders of record	Send a written statement revoking your proxy to: Chevron Corporation, Attn: Corporate Secretary and Chief Governance Officer, 6001 Bollinger Canyon Road, San Ramon, CA 94583-2324;
Submit a proxy card with a later date and sign as your name appears on your account;
Vote at a later time by telephone or the internet; or
Vote virtually at the Annual Meeting.

Street name stockholders	Notify your bank, broker, or other holder of record in accordance with that entity’s procedures for revoking your voting instructions.

Employee plan participants	Notify the trustee or fiduciary of the plan through which you hold your shares in accordance with its procedures for revoking your voting instructions.

Chevron Corporation 2024 Proxy Statement

voting and additional information

confidential voting

Chevron has a confidential voting policy to protect the privacy of your votes. Under this policy, ballots, proxy cards, and voting instructions returned to banks, brokers, and other holders of record are kept confidential. Only the proxy solicitor, the proxy tabulator, and the Inspector of Election have access to the ballots, proxy cards, and voting instructions. Anyone who processes or inspects the ballots, proxy cards, and voting instructions signs a pledge to treat them as confidential. None of these persons is a Chevron Director, officer, or employee. The proxy solicitor and the proxy tabulator will disclose information taken from the ballots, proxy cards, and voting instructions only in the event of a proxy contest or as otherwise required by law.

notice and access

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 29, 2024:

The Notice of 2024 Annual Meeting, 2024 Proxy Statement, and 2023 Annual Report are available at www.proxyvote.com.

This year, we are again furnishing Proxy Materials over the internet to a number of our stockholders under the SEC’s notice and access rules. Many of our stockholders will receive a Notice Regarding the Availability of Proxy Materials (“Notice”) in the mail instead of a paper copy of this Proxy Statement, a proxy card or voting instruction card, and our 2023 Annual Report. We believe that this process will conserve natural resources and reduce the costs of printing and distributing our Proxy Materials.

The Notice contains instructions on how to access our Proxy Materials and vote over the internet at www.proxyvote.com and how stockholders can receive a paper copy of our Proxy Materials, including this Proxy Statement, a proxy card or voting instruction card, and our 2023 Annual Report. At www.proxyvote.com, stockholders can also request to receive future Proxy Materials in printed form by mail or electronically by email.

All stockholders who do not receive a Notice will receive a paper copy of the Proxy Materials by mail unless they have previously elected to receive Proxy Materials by email. We remind stockholders who receive a Notice that the Notice is not itself a proxy card and should not be returned with voting instructions.

If you would like an additional copy of the 2023 Annual Report or the 2024 Proxy Statement, with exhibits, these documents are available on the Company’s website, www.chevron.com/ investors/financial-information. These documents are also available without charge to any stockholder, upon request, by writing to: Chevron Corporation, Attn: Corporate Governance Department, 6001 Bollinger Canyon Road, San Ramon, CA 94583-2324.

method and cost of soliciting and tabulating votes

Chevron will bear the costs of soliciting proxies and tabulating your votes. Proxies may be solicited by mail, Notice and Access (described in “Notice and Access,” in the previous subsection), email, telephone, or other means. Chevron has retained Broadridge Financial Solutions, Inc., to assist in distributing these Proxy Materials. Alliance Advisors LLC will act as our proxy solicitor in soliciting votes at an estimated cost of $40,000 plus additional fees for telephone and other solicitation of proxies, if needed, and its reasonable out-of-pocket expenses. Chevron employees may solicit your votes without additional compensation.

Chevron will reimburse banks, brokers, and other holders of record for reasonable, out-of-pocket expenses for forwarding these Proxy Materials to you, according to certain regulatory fee schedules. We estimate that this reimbursement will cost Chevron approximately $3 million. The actual amount will depend on variables such as the number of proxy packages mailed, the number of stockholders receiving electronic delivery, and postage costs. See “Email Delivery of Future Proxy Materials” in this section for information on how you can help reduce printing and mailing costs.

Broadridge Financial Solutions, Inc., will be the proxy tabulator, and CT Hagberg LLC will act as the Inspector of Election.

householding information

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and receive hard copies of our Proxy Materials will receive only one copy, unless we are notified that one or more of these stockholders wish to continue receiving individual copies.

Householding conserves natural resources and reduces our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

If you and another stockholder of record with whom you share an address are receiving multiple copies of our Proxy Materials, you can request to participate in householding and receive a single copy of our Proxy Materials in the future by calling Broadridge Financial Solutions, Inc., toll-free at 1-866-540-7095 or by writing to Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, NY 11717.

Alternatively, if you and another stockholder of record with whom you share an address participate in householding and you wish to receive an individual copy of our Proxy Materials now or discontinue your future participation in householding, please contact Broadridge Financial Solutions, Inc., as indicated above. Proxy Materials will be delivered promptly and free of charge.

Chevron Corporation 2024 Proxy Statement

voting and additional information

If you are a street name stockholder, you can request information about householding from your bank, broker, or other holder of record through which you own your shares.

email delivery of future proxy materials

You can elect to receive future Proxy Materials by email, which will save us the cost of producing and mailing documents to you, by enrolling at www.icsdelivery.com/cvx. If you choose to receive future Proxy Materials by email, you will receive an email with instructions containing a link to the website where those materials are available and where you can vote.

stockholder of record account maintenance

Chevron engages a transfer agent, Computershare, to assist the Company in maintaining the accounts of individuals and entities that hold Chevron common stock in their own name on the records of the Company, sometimes referred to as “stockholders of record” or “registered stockholders.” All communications concerning accounts of stockholders of record, including name and address changes, requirements to transfer shares, and similar matters, may be handled by calling Computershare’s toll-free number, 1-800-368-8357, or by contacting Computershare through its website at www.computershare.com/investor. You may also address correspondence to Computershare at P.O. Box 43078, Providence, RI 02940-3078 or, if by overnight delivery, 150 Royall St., Suite 101, Canton, MA 02021. The Computershare Investment Plan provides interested investors with an alternative for purchasing and selling shares of Chevron common stock and with the ability to enroll in dividend reinvestment. Additional information is available on Computershare’s website at www.computershare.com/investor.

If you are a street name stockholder, you may contact your bank, broker, or other holder of record with questions concerning your account.

submission of stockholder proposals for 2025 annual meeting

Proposals for inclusion in next year’s Proxy Statement (SEC Rule 14a-8)

SEC Rule 14a-8 permits stockholders to submit proposals for inclusion in our Proxy Statement if the stockholders and the proposals meet certain requirements specified in that rule.

•

When to send these proposals. Any stockholder proposal submitted in accordance with SEC Rule 14a-8 must be received at our principal executive offices no later than the close of business (6:00 p.m. Pacific Standard Time) on December 11, 2024.

•

Where to send these proposals. Proposals should be submitted by overnight mail and addressed to Mary A. Francis, Corporate Secretary and Chief Governance Officer, Chevron Corporation, 5001 Executive Parkway, Suite 200, San Ramon, CA 94583-5006.

•	What to include. Proposals must conform to and include the information required by SEC Rule 14a-8.

Director nominees for inclusion in next year’s Proxy Statement (proxy access)

Article IV, Section 7, of our By-Laws permits a stockholder or group of stockholders (up to 20) who have owned at least 3% of Chevron common stock for at least three years to submit director nominees (up to the greater of two nominees or 20% of the Board) for inclusion in our Proxy Statement if the nominating stockholder(s) satisfies the requirements specified in our By-Laws. Additional information about these proxy access requirements can be found in our By-Laws, available at www.chevron.com/investors/corporate- governance.

•

When to send these proposals. Notices of director nominees submitted pursuant to our proxy access By-Laws must be received no earlier than November 11, 2024, and no later than the close of business (6:00 p.m. Pacific Standard Time) on December 11, 2024.

•

Where to send these proposals. Notices should be submitted by overnight mail and addressed to Mary A. Francis, Corporate Secretary and Chief Governance Officer, Chevron Corporation, 5001 Executive Parkway, Suite 200, San Ramon, CA 94583-5006.

•	What to include. Notices must include the information required by our proxy access By-Laws.

Chevron Corporation 2024 Proxy Statement

voting and additional information

Other proposals or nominees for presentation at next year’s Annual Meeting (advance notice)

Article IV, Section 6, of our By-Laws requires that any stockholder proposal, including Director nominations, that is not submitted for inclusion in next year’s Proxy Statement (either under SEC Rule 14a-8 or our proxy access By-Laws), but is instead sought to be presented directly at the 2025 Annual Meeting, must be received at our principal executive offices no earlier than the 120th day and no later than the close of business (6:00 p.m. Pacific Daylight Time) on the 90th day prior to the first anniversary of the 2024 Annual Meeting. Additional information about these advance notice requirements can be found in our By-Laws, available at www.chevron.com/investors/corporate-governance.

•

When to send these proposals. Proposals and Director nominations submitted pursuant to our advance notice By-Laws must be received no earlier than January 29, 2025, and no later than the close of business (6:00 p.m. Pacific Standard Time) on February 28, 2025. In addition to satisfying the deadlines in our advance notice By-Laws, a stockholder who intends to solicit proxies in support of Director nominees submitted under these advance notice provisions must provide the notice required under Rule 14a-19 to the Corporate Secretary and Chief Governance Officer no later than March 31, 2025 (or, if the 2025 Annual Meeting is called for a date that is more than 30 days before or more than 30 days after such anniversary date, then notice must be provided not later than the close of business (6:00 p.m. Pacific Standard Time) on the later of 60 calendar days prior to the 2025 Annual Meeting or the 10th calendar day following the day on which public announcement of the 2025 Annual Meeting is first made by the Company). The notice requirement under Rule 14a-19 is in addition to the applicable advance notice requirements under our By-Laws as described above.

•

Where to send these proposals. Proposals and Director nominations should be submitted by overnight mail and addressed to Mary A. Francis, Corporate Secretary and Chief Governance Officer, Chevron Corporation, 5001 Executive Parkway, Suite 200, San Ramon, CA 94583-5006.

•	What to include. Proposals and Director nominations must include the information required by our advance notice By-Laws.

rules for admission for the virtual annual meeting

You are entitled to attend and participate in the Annual Meeting only if you were a stockholder as of the close of business on April 1, 2024, or if you are a valid legal proxy holder for a stockholder as of the close of business on April 1, 2024. If you plan to attend the Virtual Annual Meeting, please be aware of what you will need to gain admission, as described below. If you do not comply with the procedures described here for attending the Virtual Annual Meeting, you will not be able to participate in the Annual Meeting.

•	Stockholders of record will need to use their control number available in their proxy materials to log into www.virtualshareholdermeeting.com/CVX2024.

•

Beneficial stockholders who do not have a control number may access the meeting by logging into their bank or brokerage firm’s website and selecting the stockholder communications mailbox to link through to the Annual Meeting. Instructions are also available on the voting instruction card provided by the bank or broker.

See the “Important Notice Regarding Admission to the 2024 Annual Meeting–We Encourage Participation” section on the next page for additional information.

Chevron Corporation 2024 Proxy Statement

voting and additional information

attending the virtual annual meeting

The Annual Meeting will be held on Wednesday, May 29, 2024, online by live audio webcast. The meeting will begin promptly at 8:00 a.m. PDT.

important notice regarding admission to the 2024 annual meeting virtual annual meeting

We are pleased to announce that the Company will conduct its 2024 Annual Meeting on the above date and time solely by live audio webcast in lieu of an in-person meeting. Your Board believes this format will enhance and facilitate attendance by providing convenient access for all of our stockholders with access to the internet. We have planned and designed the meeting to encourage stockholder participation, protect stockholder rights, and promote transparency.

we encourage participation

Stockholders of record owning Chevron common stock at the close of business on Monday, April 1, 2024, are entitled to participate in and vote at the Annual Meeting. To participate in the Annual Meeting, including to vote and ask questions, stockholders should go to the meeting website at www.virtualshareholdermeeting.com/CVX2024, enter the 16-digit control number found on your proxy card, voting instruction form, or Notice Regarding the Availability of Proxy Materials, and follow the instructions on the website. If your voting instruction form or Notice Regarding the Availability of Proxy Materials does not indicate that you may vote those shares through the www.proxyvote.com website and it does not include a 16-digit control number, you should contact your bank, broker, or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote at the Annual Meeting. The Annual Meeting will be opened for access beginning at 7:45 a.m. PDT on May 29, 2024. Proponents of the stockholder proposals included in this Proxy Statement will be given the option to prerecord or call in live through a dedicated line to ensure their ability to present their proposals.

we welcome questions from stockholders

We will have a question and answer session during the Annual Meeting. Questions may be submitted in advance of the meeting at www.proxyvote.com or live during the meeting at www.virtualshareholdermeeting.com/CVX2024. If we are not able to get to every question submitted, we will post a summary of the remaining questions and answers on

www.chevron.com/investors/stockholder-services.

technical difficulties and additional questions

If you have difficulty accessing the Annual Meeting, please call 844-976-0738 (toll free) or 303-562-9301 (international). Technicians will be available to assist you. Please submit any additional questions, comments, or suggestions by email at corpgov@chevron.com. For questions to be submitted for the Annual Meeting, please see “We Welcome Questions from Stockholders” above.

Subject to any different procedures included in the rules of the meeting that may be posted online on the date of the Annual Meeting, in the event of a technical malfunction or other situation that the meeting Chair determines may affect the ability of the meeting to satisfy the requirements for a stockholder meeting to be held by means of remote communication under the Delaware General Corporation Law or that otherwise makes it advisable to adjourn the meeting, the Annual Meeting will be adjourned, to reconvene at 8:30 a.m. PDT on the date specified above at the Company’s headquarters in San Ramon, California, solely for the purpose of further adjourning the meeting to reconvene at a date, time, and physical or virtual location announced by the meeting Chair. Under either of the foregoing circumstances, we will post information regarding the announcement on the Investor Relations page of the Company’s website at www.chevron.com/ investors/stockholder-services.

Chevron Corporation 2024 Proxy Statement

appendix A

reconciliation of non-GAAP financial measures

Free Cash Flow The cash provided by operating activities less capital expenditures, which represents the cash available to creditors and investors after investing in the business. The Company believes this measure is useful to monitor the financial health of the Company and its performance over time.

$ millions	2023

Net cash provided by operating activities	35,609

Less: Capital expenditures	15,829

Free Cash Flow	19,780

Net Debt Ratio Total debt less cash and cash equivalents and marketable securities as a percentage of total debt less cash and cash equivalents and marketable securities, plus Chevron Corporation Stockholders’ Equity, which indicates the Company’s leverage, net of its cash balances. The Company believes this measure is useful to monitor the strength of the Company’s balance sheet.

$ millions	2023

Short-term debt	529

Long-term debt	20,307

Total Debt	20,836

Less: Cash and cash equivalents	8,178

Less: Marketable securities	45

Total adjusted debt	12,613

Total Chevron Corporation Stockholders’ Equity	160,957

Total adjusted debt plus total Chevron Corporation Stockholders’ Equity	173,570

Net Debt Ratio	7.3%

Chevron Corporation 2024 Proxy Statement

A-1

powering progress in the gulf of mexico

The floating production unit and subsea infrastructure at the Anchor Project in the deepwater U.S. Gulf of Mexico was installed in 2023. The project has a design capacity of 75,000 barrels of crude oil and 28 million cubic feet of natural gas per day with production targeted to begin in 2024.

CHEVRON
ANCHOR

the human energy company
Chevron

the chevron way

getting the results the right way

Human ingenuity has the power to solve any challenge and overcome any obstacle. Meeting the world's growing energy needs demands pursuit of innovations and advancements that deliver a better future for all.

the chevron way is our past, our present, and our future

our purpose is to provide the affordable, reliable, ever-cleaner energy that enables human progress

For more information on The Chevron Way:
www.chevron.com/about/the-chevron-way

MIX
Paper from responsible sources
FSC® C132107
FSC www.fsc.org

www.chevron.com
© 2024 Chevron Corporation.
All Rights Reserved.

Chevron CHEVRON CORPORATION 6001 BOLLINGER CANYON ROADSAN RAMON, CA 94583-2324 SCAN TO VIEW MATERIALS &VOTE VOTE BY INTERNET, TELEPHONE, OR MAIL VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the internet to transmit your voting instructions and for electronic delivery of information up until11:59 p.m. Eastern Daylight Time the day before the meeting date or on the applicable Employee Voting Plan cutoff date. Have your proxy card in hand when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting- Go to www.virtualshareholdermeeting.com/CVX2024 You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY TELEPHONE -1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time the day before the meeting date or on the applicable Employee Voting Plan cutoff date. Have your proxy card in hand when you call and then follow the instructions VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS V401 06-P07188-Z87078 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. CHEVRON CORPORATION If you wish to vote in accordance with the Board of Directors’ recommendations on all matters, you need only sign, date, and return this proxy card. Your Board recommends you vote FOR the election of the following Board Nominees for Director 1a through 11: 1a. Wanda M. Austin 1b. John B. Frank 1c. Alice P. Gast Your Board recommends you vote FOR Board proposals 2 and 3: For Against Abstain 1d. Enrique Hernandez, Jr. Ratification of Appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm 1e. Marillyn A. Hewson Advisory Vote to Approve Named Executive Officer Compensation 1fJon M. Huntsman Jr. Your Board recommends you vote AGAINST items 4-7: For Against Abstain 1g. Charles W. Moorman 4 .Report on Voluntary Carbon Reduction Risks 1h. Dambisa F. Mayo Report on Plastic Demand Scenario 1i . Debra Reed-Kiages Commission a Third-Party Report on Human Rights Practices 1j. D. James Umpleby III Report on Tax Practices 1k. Cynthia J. Warner 1l.Michael K. Wirth Signature [PLEASE SIGN WITHIN BOX] Signature (Joint Owners) Date

Dear Stockholder: The lower portion of this form is your proxy card for voting at Chevron Corporation’s 2024 Annual Meeting of Stockholders. It is important that you vote. You may vote by internet, telephone, or mail by following the instructions printed on this form. If you vote by mail, please mark, sign, date, and return the proxy card (the lower portion of this form) using the enclosed postage-paid envelope or return it to Chevron Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. You must sign, date, and return the proxy card for your vote to be counted. Notice of Meeting and Important Notice Regarding Admission to the 2024 Annual Meeting virtual annual meeting We are pleased to announce that the Company will conduct its 2024 Annual Meeting on the below date and time solely by live audio webcast in lieu of an in-person meeting. Your Board believes this format will enhance and facilitate attendance by providing convenient access for all of our stockholders with access to the internet. We have planned and designed the meeting to encourage stockholder participation, protect stockholder rights, and promote transparency. we encourage participation Stockholders of record owning Chevron common stock at the close of business on Monday, April 1, 2024, are entitled to participate in and vote at the Annual Meeting. To participate in the Annual Meeting, including to vote and ask questions, stockholders should go to the meeting website at www.virtualshareholdermeeting.com/CVX2024, enter the 16-digit control number found on your proxy card, voting instruction form, or Notice Regarding the Availability of Proxy Materials, and follow the instructions on the website. If your voting instruction form or Notice Regarding the Availability of Proxy Materials does not indicate that you may vote those shares through the www.proxyvote.com website and it does not include a 16-digit control number, you should contact your bank, broker, or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote at the Annual Meeting. The Annual Meeting will be opened for access beginning at 7:45 a.m. PDT on May 29, 2024. Proponents of the stockholder proposals included in the Proxy Statement will be given the option to prerecord or call in live through a dedicated line to ensure their ability to present their proposals. we welcome questions from stockholders We will have a question and answer session during the Annual Meeting. Questions may be submitted in advance of the meeting at www.proxyvote.com or live during the meeting at www.virtualshareholdermeeting.com/CVX2024. If we are not able to get to every question submitted, we will post a summary of the remaining questions and answers on www.chevron.com/investors/stockholder-services. technical difficulties and additional questions If you have difficulty accessing the Annual Meeting, please call 844-976-0738 (toll free) or 303-562-9301 (international). Technicians will be available to assist you. Please submit any additional questions, comments, or suggestions by email at corpgov@chevron.com. For questions to be submitted for the Annual Meeting, please see “We Welcome Questions from Stockholders” above. Subject to any different procedures included in the rules of the meeting that may be posted online on the date of the Annual Meeting, in the event of a technical malfunction or other situation that the meeting Chair determines may affect the ability of the meeting to satisfy the requirements for a stockholder meeting to be held by means of remote communication under the Delaware General Corporation Law or that otherwise makes it advisable to adjourn the meeting, the Annual Meeting will be adjourned, to reconvene at 8:30 a.m. PDT on the date specified below at the Company’s headquarters in San Ramon, California, solely for the purpose of further adjourning the meeting to reconvene at a date, time, and physical or virtual location announced by the meeting Chair. Under either of the foregoing circumstances, we will post information regarding the announcement on the Investor Relations page of the Company’s website at www.chevron.com/investors/stockholder-services. Sincerely, Mary A. Francis Corporate Secretary and Chief Governance Officer Annual Meeting of Stockholders · Meeting Date: Wednesday, May 29, 2024 · Meeting Time: 8:00 a.m. PDT (open for access beginning at 7:45 a.m.) · Meeting Location: Online by live audio webcast (www.virtualshareholdermeeting.com/CVX2024) Notice of Meeting and Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, May 29, 2024: The Notice of the 2024 Annual Meeting, 2024 Proxy Statement, and 2023 Annual Report are available at www.proxyvote.com. V40107-P07188-Z87078 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CHEVRON CORPORATION The undersigned stockholder of Chevron Corporation, revoking prior proxies previously granted, hereby appoints Michael K. Wirth, R. Hewitt Pate, and Mary A. Francis, and each of them, proxy holders of the undersigned, each with full power of substitution, to represent and to vote all the shares of Chevron Corporation common stock that the undersigned is entitled to vote at Chevron Corporation’s Annual Meeting of Stockholders, to be held on Wednesday, May 29, 2024, and any adjournment or postponement thereof. The proxy holders will vote as directed by the undersigned. If the undersigned signs, dates, and returns this proxy card but gives no directions for voting, the proxy holders will vote in accordance with the Board’s recommendations. The proxy holders are each authorized to vote in accordance with their discretion on such other matters as may properly come before the meeting and any adjournment or postponement thereof, including, without limitation, any proposal to adjourn the meeting to a later time and place for the purpose of soliciting additional proxies or the election of a substitute nominee if any nominee herein becomes unable to serve. If shares of Chevron Corporation common stock are issued to or held for the account of the undersigned under employee stock or retirement benefit plans and voting rights are attached to such shares (an “Employee Voting Plan”), the undersigned hereby directs the respective fiduciary of each applicable Employee Voting Plan to vote all shares of Chevron Corporation common stock held in the undersigned’s name and/or account under such Voting Plan in accordance with the instructions given herein, at Chevron Corporation’s Annual Meeting of Stockholders and any adjournment or postponement thereof, on all matters properly coming before the meeting, including but not limited to the matters set forth on the reverse side. If the undersigned has shares in an Employee Voting Plan and does not vote those shares, the Employee Voting Plan fiduciary may or may not vote the shares, in accordance with the terms of the Employee Voting Plan. All votes of Employee Voting Plan shares must be received by the respective fiduciary by 11:59 p.m. EDT, Thursday, May 23, 2024, or other Employee Voting Plan cutoff date determined by the Employee Voting Plan fiduciary, in order to be counted. Employee Voting Plan shares may not be voted at the meeting. Your telephone or internet vote authorizes the named proxy holders and/or the respective Employee Voting Plan fiduciary to vote the shares in the same manner as if you marked, signed, and returned your proxy form. If you vote your proxy via internet or telephone, you do not need to mail back your proxy card. If you vote by mail, please mark, sign, date, and return the proxy card on the reverse side and return it using the enclosed postage-paid envelope or return it to Chevron Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.